CRESTFUNDS,  INC.
                                                                       ANNUAL
                                                                       REPORT
                                                            NOVEMBER 30, 1996

                                                            CASH RESERVE FUND
                                                     U.S. TREASURY MONEY FUND
                                                          TAX FREE MONEY FUND
                                                       LIMITED TERM BOND FUND
                                                       INTERMEDIATE BOND FUND
                                                         GOVERNMENT BOND FUND

                                              VIRGINIA INTERMEDIATE MUNICIPAL
                                                                    BOND FUND
                                                 VIRGINIA MUNICIPAL BOND FUND
                                                 MARYLAND MUNICIPAL BOND FUND
                                                                   VALUE FUND
                                                    CAPITAL APPRECIATION FUND
                                                          SPECIAL EQUITY FUND

DEAR CRESTFUNDS SHAREHOLDER:

Financial assets performed well for the fiscal year ended November 30, 1996. Equities, once again, were the asset of choice for the period with investment returns only slightly below the strong showing of a year ago. Fixed income and money market returns were more in line with historical norms but still provided investment returns well above the increase in inflation.
In last year's annual report, we stated that there was a high probability that the economic expansion would continue, but that the financial markets were likely to generate more moderate investment returns than we saw during fiscal year 1995. As we begin fiscal year 1997, we, again, look for a continuation of the economic expansion and positive investment returns across all asset classes. However, we approach the new year with more caution than a year ago simply because the economy and the financial markets are extended and are more vulnerable to negative shocks from a growing list of sources.


A REVIEW OF 1996:
THE ECONOMY AND THE FINANCIAL MARKETS
The economy surged briefly early in the year. Employment jumped, retail spending accelerated, and the interest rate sensitive housing market showed renewed vigor. This increase in economic activity created concerns that inflation would rise, possibly forcing the Federal Reserve to raise interest rates. The market reaction was swift and relatively severe as 90-day Treasury Bill rates rose from 4.91% to 5.35% by the summer. Long-term Treasury bond yields jumped from a low of 5.95% to 7.19% during the same period. The jump in rates curbed enthusiasm for equities. The S&P 500 Index showed little change from February to the middle of September. Much of this stress in the financial markets was in anticipation of an upward rate change by the Federal Reserve. That change never came.
The economic surge was indeed brief. Economic growth fell to a below-average pace during the second half of the year. Job growth slowed, consumer spending stalled, loan delinquencies rose, and the housing and auto markets retreated. The drop in growth relieved fears of an over-expanded economy, giving new life to financial assets. Treasury Bills fell to previous lows, and bond yields dipped below the 6.40% level.
The more favorable interest rate and inflation environment, combined with continued growth in corporate profits, energized stocks. The S&P 500 Index jumped over 20% from the middle of July to the end of November. For the fiscal year ended November 30, 1996, the total return from 90 day Treasury Bills was 5.10%, while the Lehman Government/Corporate Intermediate Index recorded a 5.83% return. The S&P 500 Index had a total return of 27.88% for the fiscal year, while the NASDAQ composite produced a 22.04% return.

THE ECONOMIC OUTLOOK FOR 1997
The current expansion is poised to enter its seventh year, making it one of the longest on record. While we see few imbalances that might put an end to this impressive streak, we likewise see few areas in the economy able to produce anything better than average growth. Consumer spending has slowed, and the willingness to use credit is fading. Moreover, the desire of banks to extend new credit has taken a more conservative tone. Lower mortgage rates could help keep a floor under the housing market, but any new round of building is likely to be muted at best. Typically, there is very little "pent up" demand this long into an economic expansion. This does not suggest bad news, but rather, an economic scenario that leaves little room for error.
If spending is no better than average in the coming year, corporate expansion plans would need to be curtailed, and corporate profit growth could struggle to keep pace with the success of previous years. In this environment of modest growth, inflation pressures should be muted. Overall, economic growth should average around 2% for the year, with inflation, as measured by the Consumer Price Index, rising 2-3%. While economic expansions do not "die of old age", they do become increasingly vulnerable to negative shocks such as an unexpected commodity price change, a labor disruption, or a sudden drop in consumer confidence, or a political or economic problem overseas. These underlying concerns significantly reduce the chance of a robust economy.


THE OUTLOOK FOR THE FINANCIAL MARKETS
Our long-term outlook for financial assets remains very positive. For the coming year we are cautiously optimistic. We could see quarterly jumps in economic growth or in some consumer prices, but the general trend to more moderate growth in inflation is still intact. This could provide room for moderate declines in both short- and long- term interest rates. In this environment, we would look for bond funds to perform reasonably well, while money market fund yields could be lower.
The key to equity performance in 1997 will be corporate profitability. Competition from foreign markets is not likely to fade. Healthy competition and modest consumer demand is likely to keep pressure on corporations to protect market share and strengthen their cost management disciplines. We do not see these pressures receding in the near future. Consequently, corporate America will be faced with the challenge of meeting and/or exceeding anticipated earnings per share. Investors are unlikely to accept earnings disappointments. Equity prices have generated a total return over the past two years in excess of 70%. Historically, such a strong performance has been followed by a period of weakness. As a result, we are more cautious on our outlook for equities than we were a year ago.
On behalf of all of us who manage CrestFunds, let me thank you for the opportunity to serve you. Please let us know if there is more we can do to help you fulfill your investment objectives.

Sincerely,

[Signature Omitted]




BEN L. JONES
PRESIDENT
Capitoline Investment Services Incorporated
A wholly-owned subsidiary of Crestar Bank

CRESTFUNDS, INC.: LIMITED TERM BOND FUND
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE
The Limited Term Bond Fund seeks to provide a high level of current income by investing in investment-grade fixed income debt obligations. The Fund is managed to maintain a dollar-weighted average portfolio maturity of between 1 and 5 years.

YEAR IN REVIEW

FISCAL YEAR ENDING NOVEMBER 1996 WAS CHALLENGING FOR BOND MARKET PARTICIPANTS. After experiencing weakness throughout much of 1995, the US economy received a much needed boost from the Federal Reserve when it lowered the Federal Funds rate in December 1995 and again in January 1996 to its present level of 5.25%. By the end of the first quarter of 1996, it was apparent that these lower interest rates had provided consumers and businesses with the incentive to increase spending. As the economy continued to strengthen during the second quarter, each monthly employment report showed a rising number of newly created jobs and a falling number of unemployed Americans. Against this backdrop, interest rates exhibited a high degree of volatility as yields rose on fears that such a tight labor market would lead to higher inflation. By July, the yield on the 30 year Treasury Bond had moved to 7.2% from 5.94% in January. Bond investors who had anticipated that the Federal Reserve would raise short-term interest rates at the July FOMC meeting to slow the pace of economic growth were disappointed as the FOMC chose to leave rates unchanged. As various reports came in during the third and fourth quarter, it became apparent that Federal Reserve Chairman Greenspan had used a crystal ball and that economic growth was indeed moderating. Despite a tight labor market, inflation also appeared well contained. Bond prices began to rally as this new outlook unfolded and were supported by weakness in retail sales, housing and lower monthly employment gains.
   THE CRESTFUNDS LIMITED TERM BOND FUND RESPONDED TO THESE MARKET CONDITIONS BY REDUCING MATURITIES AND REPOSITIONING THE PORTFOLIO AMONG VARIOUS SECTORS. The majority of the maturity reduction occurred during the first half of 1996 when the Fund's average maturity was reduced from 3.8 years to 3.4 years. This strategy was accomplished by reducing exposure to intermediate maturities and investing in shorter dated bonds. Sector changes focused primarily on increasing holdings within the short maturity asset-backed and mortgage sector in order to acquire securities that offered higher yields relative to treasuries. As it became apparent that economic growth was beginning to slow during the third quarter and our market outlook was for interest rates to remain relatively stable, the Fund continued to build exposure to the asset-backed/mortgage sector and reduce exposure to corporate bonds. By fiscal year-end, maturities had been extended to slightly under 4 years, corporate bonds had been reduced from 42% to 32%, and mortgages and asset-backed securities had been increased from 21% to 32%. This repositioning out of corporates into mortgages resulted in the overall quality of securities in the Fund increasing from AA to AAA at fiscal year end.
   LOOKING AHEAD, WE BELIEVE IT IS LIKELY THAT LONG-TERM INTEREST RATES WILL CONTINUE TO TRADE WITHIN A BROAD RANGE OF 6-7% DURING 1997, FINISHING THE YEAR LARGELY UNCHANGED FROM PRESENT LEVELS. Economic growth is expected to remain moderate with inflation well contained. Accordingly, the Fed may leave short-term interest rates unchanged. This view is supported by dramatic slowing within the housing sector, moderating retail sales, slight increases in monthly unemployment, and decreasing monthly employment gains. Commodity prices, a leading indicator of building inflationary pressures, also appear to be on the decline with Gold trading under $370 an ounce, the lowest level since late 1993. Unknowns for 1997 include the possibility of a revision to the Consumer Price Index, which in turn could lead to some concrete progress toward a balanced budget amendment. Both events would be positive for fixed income investors.

FUND COMPOSITION (AS A PERCENTAGE OF TOTAL INVESTMENTS)
AS OF NOVEMBER 30, 1996

[Pie Chart Omitted]

Percentages for total Investments of Limited Term Bond Fund are as follows:

Cash Equivalents -- 1%
Treasuries  &  Agencies -- 33%
Corporates -- 33%
Mortgage/Asset Backed -- 33%

CRESTFUNDS, INC.: LIMITED TERM BOND FUND
--------------------------------------------------------------------------------


PERFORMANCE

TRUST CLASS

             Comparison of Change in the Value of a $1,000,000
           Investment in the CrestFunds Limited Term Bond Fund,
  Trust Class, versus the Merrill Lynch 1-5 Year Gov't./Corp. Bond Index, and the Lehman Intermediate Gov't/Corp Bond Index

[Line Chart Omitted]

Plot points for Limited Term Bond Fund Trust Class are as follows:

      CrestFunds Limited Term   Merrill Lynch 1-5 Year        Lehman Inter.
       Bond Fund Trust Class   Gov't /Corp. Bond Index   Gov't /Corp. Bond Index
9/30/92        1,000,000              1,000,000                1,000,000
Nov-92           988,630                987,133                  983,249
Nov-93         1,076,025              1,064,722                1,078,920
Nov-94         1,059,132              1,060,570                1,059,283
Nov-95         1,180,932              1,190,383                1,212,985
Nov-96         1,234,310              1,259,664                1,283,702

The one-month return for the Merrill Lynch 1-5 Year Gov't/Corp for the month of November 1992 was misstated as -3.59% in last years graph.

Trust Class shares are available to qualified individual or institutional customers whose assets are managed and/or administered by Crestar Bank's Trust & Investment Management Group.

 A hypothetical $1 million investment in Trust Class shares of the Limited Term Bond Fund, at the Fund's commencement of operations (9/28/92), including the effect of Fund expenses but excluding account level fees, would have grown to $1,234,310 by November 30, 1996. Over the same period, a $1 million investment in Lehman Brothers Government/Corporate Intermediate Bond Index and the Merrill Lynch 1-5 Year Government/Corporate Bond Index would have grown to $1,283,702 and $1,259,664, respectively.

INVESTORS CLASS A

          Comparison of Change in the Value of a $10,000 Investment in
           the CrestFunds Limited Term Bond Fund, Investor A, versus
               the Merrill Lynch 1-5 Year Gov't./Corp. Bond Index,
                and the Lehman Intermediate Gov't/Corp Bond Index

[Line Chart Omitted]

Plot points for Limited Term Bond Fund Investor Class A are as follows:

   CrestFunds Limited Term     Merrill Lynch 1-5 Year       Lehman Inter.
 Bond Fund Investor A Class   Gov't /Corp. Bond Index   Gov't /Corp. Bond Index
5/31/93     9,800                    10,000                   10,000
Nov-93     10,104                    10,288                   10,355
Nov-94      9,933                    10,248                   10,167
Nov-95     11,096                    11,502                   11,642
Nov-96     11,584                    12,171                   12,321

The one-month return for the Merrill Lynch 1-5 Year Gov't/Corp for the month of November 1992 was misstated as -3.59% in last years graph.

Investors Class A shares are available to individual and institutional customers investing directly in the Funds.

    A hypothetical $10,000 investment in Investors Class A shares of the Limited Term Bond Fund on the day that class commenced operations (5/19/93), including the effect of the maximum 2.00% sales charge and the Investors Class A higher transfer agency fee, would be valued at $11,584 by November 30, 1996. Over the same period, a $10,000 investment in Lehman Brothers Government/Corporate Intermediate Bond Index and the Merrill Lynch 1-5 Year Government/Corporate Bond Index would have grown to $12,321 and $12,171, respectively.



                           AVERAGE ANNUAL TOTAL RETURN
                     FOR THE PERIOD ENDED NOVEMBER 30, 1996
                     --------------------------------------
                     TRUST CLASS                      INVESTORS CLASS A
                     -----------                      -----------------
                                                  with load       without load
1 YEAR                  4.52%                      2.26%              4.40%
3 YEAR                  4.68%                      3.95%              4.66%
LIFE OF FUND            5.19%                      4.23%              4.73%

                             CUMULATIVE TOTAL RETURN
                     FOR THE PERIOD ENDED NOVEMBER 30, 1996
                     --------------------------------------
                     TRUST CLASS                      INVESTORS CLASS A
                     -----------                      -----------------
                                                with load       without load
1 YEAR                 4.52%                      2.26%              4.40%
3 YEAR                14.71%                     12.33%             14.65%
LIFE OF FUND          23.50%                     15.75%             18.16%

Total returns are historical and include changes in share price and reinvestment of dividends and capital gain distributions, if any. Life of Fund figures are from commencement of operations per class to the period ended listed above. The Lehman Brothers Government/Corporate Intermediate Bond Index, an unmanaged index, is a broad measure of the performance of Intermediate (one-to ten-year) bonds, Merrill Lynch 1-5 year Government/Corporate Bond Index, an unmanaged index, is a broad measure of the performance of one to five year bonds. They both include reinvestment of dividends and capital gains. Share price, yield and return will vary, and you may have a gain or loss when you sell your shares. Past performance is no guarantee of future results.

CRESTFUNDS, INC.: INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE
The Intermediate Bond Fund seeks to provide a high level of current income by investing in investment-grade fixed income debt obligations. The Fund is managed to maintain a dollar-weighted average portfolio maturity of between 5 and 10 years.

YEAR IN REVIEW

FISCAL YEAR ENDING NOVEMBER 1996 WAS CHALLENGING FOR BOND MARKET PARTICIPANTS. After experiencing weakness throughout much of 1995, the US economy received a much needed boost from the Federal Reserve when it lowered the Federal Funds rate in December 1995 and again in January 1996 to its present level of 5.25%. By the end of the first quarter of 1996, it was apparent that these lower interest rates had provided consumers and businesses with the incentive to increase spending. As the economy continued to strengthen during the second quarter, each monthly employment report showed a rising number of newly created jobs and a falling number of unemployed Americans. Against this backdrop, interest rates exhibited a high degree of volatility as yields rose on fears that such a tight labor market would lead to higher inflation. By July, the yield on the 30 year Treasury Bond had moved to 7.2% from 5.94% in January. Bond investors who had anticipated that the Federal Reserve would raise short-term interest rates at the July FOMC meeting to slow the pace of economic growth were disappointed as the FOMC chose to leave rates unchanged. As various reports came in during the third and fourth quarter, it became apparent that Federal Reserve Chairman Greenspan had used a crystal ball and that economic growth was indeed moderating. Despite tight labor markets, inflation also appeared well contained. Bond prices began to rally as this new outlook unfolded and were supported by weakness in retail sales, housing and lower monthly employment gains.
     CRESTFUNDS INTERMEDIATE BOND FUND RESPONDED TO THESE VOLATILE TIMES BY SHORTENING MATURITIES DURING THE FIRST HALF OF THE YEAR AND BY REPOSITIONING AMONG VARIOUS SECTORS. At the end of the last fiscal year, the Fund's average maturity was slightly under 7 years. During the first half of the year, maturities were shortened to 5.5 years. This strategy was accomplished by reducing exposure to intermediate maturities and investing large new inflows the Fund experienced during that period into shorter dated bonds. Sector changes focused primarily on increasing holdings within the mortgage sector in order to acquire securities that offered higher yields relative to treasuries. As it became apparent that economic growth was beginning to slow during the third quarter and our market outlook was for interest rates to remain relatively stable, the Fund continued to build exposure to the mortgage sector and reduce exposure to corporate bonds. As new money continued to flow into the Fund, longer dated treasuries were also purchased. By fiscal year end, when the Fund had almost tripled in size during the previous 12 months, maturities had been extended to 7 years, corporate bonds had been reduced from 39% to 34%, and mortgages and asset-backed securities had been increased from 14% to 24%. Following this shift from corporates into mortgages, the overall quality of securities in the Fund remained AA at fiscal year end.
     LOOKING AHEAD, WE BELIEVE IT IS LIKELY THAT LONG-TERM INTEREST RATES WILL CONTINUE TO TRADE WITHIN A BROAD RANGE OF 6-7% DURING 1997, FINISHING THE YEAR LARGELY UNCHANGED FROM PRESENT LEVELS. Economic growth is expected to remain moderate with inflation well contained. Accordingly, the Fed may leave short-term interest rates unchanged. This view is supported by dramatic slowing within the housing sector, moderating retail sales, slight increases in monthly unemployment, and decreasing monthly employment gains. Commodity prices, a leading indicator of building inflationary pressures, also appear to be on the decline with Gold trading under $370 an ounce, the lowest level since late 1993. Unknowns for 1997 include the possibility of a revision to the Consumer Price Index which in turn could lead to some concrete progress toward a balanced budget amendment. Both events would be positive for fixed income investors.

FUND COMPOSITION (AS A PERCENTAGE OF TOTAL INVESTMENTS)
AS OF NOVEMBER 30, 1996

[Pie Chart Omitted]

Percentages for total Investments of Intermediate Bond Fund as as follows:

Cash Equivalents -- 3%
Treasuries  &  Agencies -- 39%
Corporates  --  34%
Mortgage/Asset Backed -- 24%

CRESTFUNDS, INC.: INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------


PERFORMANCE

TRUST CLASS

                Comparison of Change in the Value of a $1,000,000
              Investment in the CrestFunds Intermediate Bond Fund,
          Trust Class, versus the Lehman Brothers Aggregate Bond Index

[Line Chart Omitted]
Plot points for Intermediate Bond Fund Trust Class are as follows:

                  CrestFunds Intermediate                    Lehman Bros.
                   Bond Fund Trust Class                Aggregate Bond Index
9/30/92                   1,000,000                          1,000,000
Nov-92                      976,020                            986,897
Nov-93                    1,079,283                          1,094,469
Nov-94                    1,028,233                          1,060,978
Nov-95                    1,203,752                          1,248,241
Nov-96                    1,250,939                          1,323,760

Trust Class shares are available to qualified individual or institutional customers whose assets are managed and/or administered by Crestar Bank's Trust & Investment Management Group.
     A hypothetical $1 million investment in Trust Class shares of the Intermediate Bond Fund, at the Fund's commencement of operations (9/28/92), including the effect of Fund expenses but excluding account level fees, would have grown to $1,250,939 by November 30, 1996. Over the same period, a $1 million investment in Lehman Brothers Aggregate Bond Index would have grown to $1,323,760.

INVESTORS CLASS A

                 Comparison of Change in the Value of a $10,000
              Investment in the CrestFunds Intermediate Bond Fund,
        Investor A Class, versus the Lehman Brothers Aggregate Bond Index

[Line Chart Omitted]
Plot points for Intermediate Bond Fund Investor Class A are as follows:

                   CrestFunds Intermediate                  Lehman Bros.
                 Bond Fund Investors Class A            Aggregate Bond Index
5/31/93                    9,700                               10,000
Nov-93                    10,032                               10,396
Nov-94                     9,559                               10,078
Nov-95                    11,191                               11,856
Nov-96                    11,629                               12,574

Investors Class A shares are available to individual and institutional customers investing directly in the Funds.
     A hypothetical $10,000 investment in Investors Class A shares of the Intermediate Bond Fund on the day that class commenced operations (5/11/93), including the effect of the maximum 3.00% sales charge and the Investors Class A higher transfer agency fee, would be valued at $11,629 by November 30, 1996. Over the same period, a $10,000 investment in Lehman Brothers Aggregate Bond Index would have grown to $12,574.



                           AVERAGE ANNUAL TOTAL RETURN
                     FOR THE PERIOD ENDED NOVEMBER 30, 1996
--------------------------------------------------------------------------------
                   TRUST CLASS                      INVESTORS CLASS A
                   -----------                      -----------------
                                              with load       without load
1 YEAR                3.92%                      0.82%              3.91%
3 YEAR                5.05%                      3.97%              5.05%
LIFE OF FUND          5.59%                      4.09%              5.00%

                             CUMULATIVE TOTAL RETURN
                     FOR THE PERIOD ENDED NOVEMBER 30, 1996
--------------------------------------------------------------------------------
                   TRUST CLASS                      INVESTORS CLASS A
                   -----------                      -----------------
                                                with load       without load
1 YEAR                3.92%                      0.82%              3.91%
3 YEAR               15.91%                     12.39%             15.92%
LIFE OF FUND         25.53%                     15.33%             18.95%

Total returns are historical and include changes in share price and reinvestment of dividends and capital gain distributions, if any. Life of Fund figures are from commencement of operations per class to the period ended listed above. The Lehman Brothers Aggregate Bond Index, an unmanaged index, is a broad measure of bond performance. It includes reinvestment of dividends and capital gains. Share price, yield and return will vary, and you may have a gain or loss when you sell your shares. Past performance is no guarantee of future results.

CRESTFUNDS, INC.: GOVERNMENT BOND FUND
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE
The Government Bond Fund seeks to provide a high level of current income in a manner consistent with preserving principal by investing primarily in obligations issued or guaranteed by US Government or its agencies or instrumentalities. There are no limits on the dollar-weighted average portfolio maturity of the Fund.

YEAR IN REVIEW

FISCAL YEAR ENDING NOVEMBER 1996 WAS CHALLENGING FOR BOND MARKET PARTICIPANTS. After experiencing weakness throughout much of 1995, the US economy received a much needed boost from the Federal Reserve when it lowered the Federal Funds rate in December 1995 and again in January 1996 to its present level of 5.25%. By the end of the first quarter of 1996, it was apparent that these lower interest rates had provided consumers and businesses with the incentive to increase spending. As the economy continued to strengthen during the second quarter, each monthly employment report showed a rising number of newly created jobs and a falling number of unemployed Americans. Against this backdrop, interest rates exhibited a high degree of volatility as yields rose on fears that such a tight labor market would lead to higher inflation. By July, the yield on the 30 year Treasury Bond had moved to 7.2% from 5.94% in January. Bond investors who had anticipated that the Federal Reserve would raise short-term interest rates at the July FOMC meeting to slow the pace of economic growth were disappointed as the FOMC chose to leave rates unchanged. As various reports came in during the third and fourth quarter, it became apparent that Greenspan had used a crystal ball and that economic growth was indeed moderating. Despite a tight labor market, inflation also appeared well contained. Bond prices began to rally as this new outlook unfolded and were supported by weakness in retail sales, housing and lower monthly employment gains.
     CRESTFUNDS GOVERNMENT BOND FUND RESPONDED TO THESE VOLATILE TIMES BY SHORTENING MATURITIES DURING THE FIRST HALF OF THE YEAR AND BY REPOSITIONING AMONG VARIOUS SECTORS. At the end of the last fiscal year, the Fund's average maturity was 9.5 years. During the first half of the year, maturities were shortened to 7.25 years. This strategy was accomplished by reducing exposure to long maturities and investing large new inflows the Fund experienced during that period into short and intermediate maturity bonds. Sector changes focused primarily on increasing holdings within the mortgage sector in order to acquire securities that offered higher yields relative to treasuries. As it became apparent that economic growth was beginning to slow during the third quarter and our market outlook was for interest rates to remain relatively stable, the Fund continued to build exposure to the mortgage sector and reduce exposure to corporate bonds. As new money continued to flow into the Fund, longer dated treasuries were also purchased. By fiscal year end, when the Fund had doubled in size during the previous 12 months, corporate bonds had been reduced from 23% to 16% and mortgages and asset-backed securities had been increased from 4% to 19%. This repositioning out of corporates and into mortgages resulted in the overall quality of securities in the Fund remaining AAA at fiscal year end.
     LOOKING AHEAD, WE BELIEVE IT IS LIKELY THAT LONG-TERM INTEREST RATES WILL CONTINUE TO TRADE WITHIN A BROAD RANGE OF 6-7% DURING 1997, FINISHING THE YEAR LARGELY UNCHANGED FROM PRESENT LEVELS. Economic growth is expected to remain moderate with inflation well contained. Accordingly, the Fed may leave short-term interest rates unchanged. This view is supported by dramatic slowing within the housing sector, moderating retail sales, slight increases in monthly unemployment, and decreasing monthly employment gains. Commodity prices, a leading indicator of building inflationary pressures, also appear to be on the decline with Gold trading under $370 an ounce, the lowest level since late 1993. Unknowns for 1997 include the possibility of a revision to the Consumer Price Index which in turn could lead to some concrete progress toward a balanced budget amendment. Both events would be positive for fixed income investors.

FUND COMPOSITION (AS A PERCENTAGE OF TOTAL INVESTMENTS)
AS OF NOVEMBER 30, 1996

[Pie Chart Omitted]

Percentages for total Investments of Government Bond Fund are as follows:

Cash  Equivalents -- 8%
Treasuries  &  Agencies -- 58%
Corporates -- 16%
Mortgage/Asset Backed -- 18%

CRESTFUNDS, INC.: GOVERNMENT BOND FUND
--------------------------------------------------------------------------------


PERFORMANCE


TRUST CLASS

                Comparison of Change in the Value of a $1,000,000
               Investment in the CrestFunds Government Bond Fund,
          Trust Class, versus the Lehman Brothers Government Bond Index

[Line Chart Omitted]

Plot points for Government Bond Fund Investor Class B are as follows:

          CrestFunds Gov't Bond Fund      Lehman Bros. Gov't. Bond Index
              Investor B Class
4/30/95          1,000,000                          1,000,000
Nov-95           1,110,104                          1,099,906
Nov-96           1,143,629                          1,158,311

Trust Class shares are available to qualified individual or institutional customers whose assets are managed and/or administered by Crestar Bank's Trust & Investment Management Group.
    A hypothetical $1 million investment in Trust Class shares of the Government Bond Fund, at the Fund's commencement of operations (4/5/95), including the effect of Fund expenses but excluding account level fees, would have grown to $1,143,629 by November 30, 1996. Over the same period, a $1 million investment in Lehman Brothers Government Bond Index would have grown to $1,158,311.


INVESTORS CLASS B

                 Comparison of Change in the Value of a $10,000
               Investment in the CrestFunds Government Bond Fund,
       Investor B Class, versus the Lehman Brothers Government Bond Index

[Line Chart Omitted]
Plot points for Government Bond Fund Investor Class B are as follows:

                  CrestFunds Gov't Bond Fund     Lehman Bros. G.O. Bond Index
                      Investor B Class
4/30/95                     10,000                         10,000
Nov-95                      10,666                         10,999
Nov-96                      10,901                         11,583

Investors Class B shares are available to individual and institutional customers investing directly in the Funds.
     A hypothetical $10,000 investment in Investors Class B shares of the Government Bond Fund on the day that class commenced operations (4/19/95), including the effect of a Contingent Deferred Sales Charge and the Investors Class B higher transfer agency fee and 12B-1 fee, would be valued at $10,901 by November 30, 1996. Over the same period, a $10,000 investment in Lehman Brothers Government Bond Index would have grown to $11,583.



                           AVERAGE ANNUAL TOTAL RETURN
                     FOR THE PERIOD ENDED NOVEMBER 30, 1996
--------------------------------------------------------------------------------
                TRUST CLASS                      INVESTORS CLASS B
                -----------                      -----------------
                                      with back-end load  without back-end load
1 YEAR             3.02%                   -2.74%                2.12%
LIFE OF FUND       8.92%                    5.60%                7.97%

                             CUMULATIVE TOTAL RETURN
                     FOR THE PERIOD ENDED NOVEMBER 30, 1996
--------------------------------------------------------------------------------
                TRUST CLASS                      INVESTORS CLASS B
                -----------                      -----------------
                                     with back-end load   without back-end load
1 YEAR             3.02%                   -2.74%                 2.12%
LIFE OF FUND      15.22%                    9.22%                13.22%


Total returns are historical and include changes in share price and reinvestment of dividends and capital gain distributions, if any. Life of Fund figures are from commencement of operations per class to the period ended listed above. The Lehman Brothers Government Bond Index, an unmanaged index, is a broad measure of the performance of government bonds. It includes reinvestment of dividends and capital gains. Share price, yield and return will vary, and you may have a gain or loss when you sell your shares.

CRESTFUNDS, INC.: VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE
The Virginia Intermediate Municipal Bond Fund seeks to provide a high level of income exempt from federal and Virginia income tax in a manner consistent with the preservation of capital by investing in municipal bonds of investment grade quality. The Fund is managed to maintain a dollar-weighted average portfolio maturity of between 5 and 10 years.

YEAR IN REVIEW

THE NOVEMBER 1996 FISCAL YEAR ENDED WITH INTEREST RATES APPROXIMATELY THE SAME AS 12 MONTHS AGO, BUT NOT WITHOUT SIGNIFICANT VOLATILITY ALONG THE WAY. At the beginning of the fiscal year, when investors believed that the economy was growing at a slow but sustainable noninflationary pace, interest rates approached their lows for the year. The trend reversed abruptly in mid-February as the employment report showed a sharp increase in jobs, causing investors to begin fearing an inflationary acceleration in growth. Finally in the fall, interest rates fell quickly as economic growth moderated and inflation fears receded.
    TAX-EXEMPT BONDS OUTPERFORMED TAXABLE BONDS OVER MOST OF THE FISCAL YEAR DUE TO SEVERAL FACTORS. New issue supply slowed as refunding activity declined in response to higher interest rates. Retail demand improved as buyers were enticed by higher yields throughout most of the year. This tight supply/demand situation particularly benefited specialty states such as Virginia and Maryland, where secondary supply was limited. Also, fears of major tax reform, which plagued the market for much of 1995, diminished as Clinton fashioned a sizable lead in the polls.
    WE MADE SEVERAL STRATEGY ADJUSTMENTS THROUGHOUT THE YEAR TO HELP THE FUND COPE WITH A VOLATILE INTEREST RATE ENVIRONMENT. Early in the fiscal year we were able to add 7-15 year tax-exempt bonds to the portfolio when the ratio of tax-exempt yields to Treasury yields was historically high because of Tax Reform fears, indicating that tax-exempts were very attractive relative to taxable bonds. As interest rates rose in late February, March and April, we shifted emphasis to purchases of pre-refunded bonds, and thus, moderately shortened the average maturity of the Fund. Later in the year, as interest rates were beginning to decline, we used the very liquid, high quality, short dated pre-refunded bonds as a source of funds for reinvestment in longer term, high yielding revenue issues in the lease revenue and health care sectors. The Fund ended the year with an average maturity of 8.4 years. Consistent with a slow growth, moderate inflation environment, we have sought to maintain a high overall security credit quality of AA and increase call protection whenever possible.
    LOOKING AHEAD, MUNICIPAL BOND YIELDS CONTINUE TO APPEAR RELATIVELY ATTRACTIVE. High quality, long-term tax-exempts are likely to continue to trade within a broad 5-6% range during 1997. Economic growth is expected to remain moderate with inflation well contained. Accordingly, the Federal Reserve may leave short-term interest rates unchanged. Municipal bond yields should continue to find support during the coming year from several factors. These factors include a continued moderation in supply due to conservative attitudes about spending by state and local governments, increased demand from aging Baby Boomers who are increasingly likely to seek a stable source of after-tax income, and a more volatile stock market -- particularly if stocks begin undergoing more normal "correction" patterns.

FUND COMPOSITION (AS A PERCENTAGE OF TOTAL INVESTMENTS)
AS OF NOVEMBER 30, 1996


[Pie Chart Omitted]

Percentages for total Investments of Virginia Intermediate Muncipal Bond Fund are as follows:

0-3 Years -- 11%
3-5 Years -- 24%
5-7 Years -- 10%
7-10 Years -- 16%
10-15 Years -- 28%
15-20 Years -- 11%
20 + Years -- 0%

CRESTFUNDS, INC.: VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND
--------------------------------------------------------------------------------


PERFORMANCE


TRUST CLASS

                Comparison of Change in the Value of a $1,000,000
          Investment in the CrestFunds VA Intermediate Muni Bond Fund,
         Trust Class, versus the Lehman Brothers 5 Year G.O. Bond Index, and the Lehman Brothers G.O. Bond Index

[Line Chart Omitted]
Plot points for Virginia Intermediate Municpal Bond Fund Trust Class are as follows:

        CrestFunds VA Inter. Muni   Lehman Bros. 5 Year        Lehman Bros.
           Bond Fund Trust Class       G.O. Bond Index        G.O. Bond Index
1/31/93       1,000,000                  1,000,000              1,000,000
Nov-93        1,066,043                  1,059,356              1,080,941
Nov-94          996,324                  1,049,822              1,033,488
Nov-95        1,156,632                  1,175,695              1,212,281
Nov-96        1,203,013                  1,238,713              1,285,136


Trust Class shares are available to qualified individual or institutional customers whose assets are managed and/or administered by Crestar Bank's Trust & Investment Management Group.
     A hypothetical $1 million investment in Trust Class shares of the Virginia Intermediate Municipal Bond Fund, at the Fund's commencement of operations (1/11/93), including the effect of Fund expenses but excluding account level fees, would have grown to $1,203,013 by November 30, 1996. Over the same period, a $1 million investment in Lehman Brothers General Obligation Bond Index and Lehman Brothers 5 Year General Obligation Bond Index would have grown to $1,285,139 and $1,238,713, respectively.


INVESTORS CLASS A

                 Comparison of Change in the Value of a $10,000
          Investment in the CrestFunds VA Intermediate Muni Bond Fund,
      Investor A Class, versus the Lehman Brothers 5 Year G.O. Bond Index, and the Lehman Brothers G.O. Bond Index

[Line Chart Omitted]
Plot points for Virginia Intermediate Municpal Bond Fund Investor Class A are as follows:

         CrestFunds VA Inter. Muni      Lehman Bros. 5 Year       Lehman Bros.
         Bond Fund Investor A Class        G.O. Bond Index       G.O. Bond Index
5/31/93            9,650                        10,000                10,000
Nov-93             9,996                        10,340                10,428
Nov-94              9,40                        10,246                 9,970
Nov-95            10,844                        11,475                11,695
Nov-96            11,279                        12,090                12,398

Investors Class A shares are available to individual and institutional customers investing directly in the Funds.
     A hypothetical $10,000 investment in Investors Class A shares of the Virginia Intermediate Municipal Bond Fund on the day that class commenced operations (5/5/93), including the effect of the maximum 3.50% sales charge and the Investors Class A higher transfer agency fee would be valued at $11,279 by November 30, 1996. Over the same period, a $10,000 investment in Lehman Brothers General Obligation Bond Index and Lehman Brothers 5 Year General Obligation Bond Index would have grown to $12,398 and $12,090, respectively.




                           AVERAGE ANNUAL TOTAL RETURN
                     FOR THE PERIOD ENDED NOVEMBER 30, 1996
--------------------------------------------------------------------------------
                        TRUST CLASS                INVESTORS CLASS A
                        -----------                -----------------
                                               with load       without load
1 YEAR                     4.01%                0.38%              4.01%
3 YEAR                     4.12%                2.89%              4.11%
LIFE OF FUND               5.04%                3.36%              4.39%

                             CUMULATIVE TOTAL RETURN
                     FOR THE PERIOD ENDED NOVEMBER 30, 1996
--------------------------------------------------------------------------------
                       TRUST CLASS                INVESTORS CLASS A
                       -----------                -----------------
                                               with load       without load
1 YEAR                    4.01%                  0.38%              4.01%
3 YEAR                   12.86%                  8.93%             12.83%
LIFE OF FUND             21.04%                 12.52%             16.58%

Total returns are historical and include changes in share price and reinvestment of dividends and capital gain distributions, if any. Life of Fund figures are from commencement of operations per class to the period ended listed above. The Lehman Brothers General Obligation Bond Index, an unmanaged index, is a broad measure of the performance of tax-exempt bonds. The Lehman Brothers 5 year General Obligation Bond Index, an unmanaged index, is a broad measure of the performance of 1-5 year tax-exempt bonds. They both include reinvestment of dividends and capital gains. Share price, yield and return will vary, and you may have a gain or loss when you sell your shares. Past performance is no guarantee of future results.

CRESTFUNDS, INC.: VIRGINIA MUNICIPAL BOND FUND
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE
The Virginia Municipal Bond Fund seeks to provide a high level of current income exempt from federal and Virginia income tax in a manner consistent with the preservation of capital by investing in municipal bonds of investment grade quality.
There are no limits on the dollar-weighted portfolio maturity of the Fund.

YEAR IN REVIEW

THE NOVEMBER 1996 FISCAL YEAR ENDED WITH INTEREST RATES APPROXIMATELY THE SAME AS 12 MONTHS AGO, BUT NOT WITHOUT SIGNIFICANT VOLATILITY ALONG THE WAY. At the beginning of the fiscal year, when investors believed that the economy was growing at a slow but sustainable noninflationary pace, interest rates approached their lows for the year. The trend reversed abruptly in mid-February as the employment report showed a sharp increase in jobs, causing investors to begin fearing an inflationary acceleration in growth. Finally in the fall, interest rates fell quickly as economic growth moderated and inflation fears receded.
    TAX-EXEMPT BONDS OUTPERFORMED TAXABLE BONDS OVER MOST OF THE FISCAL YEAR DUE TO SEVERAL FACTORS. New issue supply slowed as refunding activity declined in response to higher interest rates. Retail demand improved as buyers were enticed by higher yields throughout most of the year. This tight supply/demand situation particularly benefited specialty states such as Virginia and Maryland, where secondary supply was limited. Also, fears of major tax reform which plagued the market for much of 1995, diminished as Clinton fashioned a sizable lead in the polls.
    WE MADE SEVERAL STRATEGY ADJUSTMENTS THROUGHOUT THE YEAR TO HELP THE FUND COPE WITH A VOLATILE INTEREST RATE ENVIRONMENT. Early in the fiscal year we were able to add 15-30 year tax-exempt bonds to the portfolio when the ratio of tax-exempt yields to Treasury yields was historically high because of Tax Reform fears, indicating that tax-exempts were very attractive relative to taxable bonds. As interest rates rose in late February, March and April, we shifted emphasis to purchases of pre-refunded bonds, and thus, moderately shortened the average maturity of the Fund. Later in the year as interest rates were beginning to decline, we used the very liquid, high quality, short dated pre-refunded bonds as a source of funds for reinvestment in longer term, high yielding revenue issues in the lease revenue and health care sectors. The Fund ended the year with an average maturity of 15.7 years. Consistent with a slow growth, moderate inflation environment, we have sought to maintain a high overall credit quality of AA and increase call protection whenever possible.
    LOOKING AHEAD, MUNICIPAL BOND YIELDS CONTINUE TO APPEAR RELATIVELY ATTRACTIVE. High quality tax-exempts are likely to continue to trade within a broad 5-6% range during 1997. Economic growth is expected to remain moderate with inflation well contained. Accordingly, the Federal Reserve may leave short-term interest rates unchanged. Municipal bond yields should continue to find support during the coming year from several factors. These factors include a continued moderation in supply due to conservative attitudes about spending by state and local governments, increased demand from aging Baby Boomers who are increasingly likely to seek a stable source of after-tax income, and more volatile stock market -- particularly if stocks begin undergoing more normal "correction" patterns.

FUND COMPOSITION (AS A PERCENTAGE OF TOTAL INVESTMENTS)
AS OF NOVEMBER 30, 1996

[Pie Chart Omitted]

Percentages for total Investments of Virginia Municipal Bond Fund are as follows:

0-3 Years -- 7%
3-5 Years -- 6%
7-10 Years -- 6%
10-15  Years -- 26%
15-20 Years -- 30%
20-25 Years -- 13%
25 + Years -- 12%

CRESTFUNDS, INC.: VIRGINIA MUNICIPAL BOND FUND
--------------------------------------------------------------------------------


PERFORMANCE

TRUST CLASS

                Comparison of Change in the Value of a $1,000,000
           Investment in the CrestFunds Virginia Municipal Bond Fund,
      Trust Class, versus the Lehman Brothers General Obligation Bond Index

[Line Chart Omitted]
Plot points for Virginia Municpal Bond Fund Trust Class are as follows:

               CrestFunds VA Muni Bond Fund    Lehman Bros. G.O. Bond Index
                       Trust Class
4/30/95                 1,000,000                      1,000,000
Nov-95                  1,082,859                      1,081,567
Nov-96                  1,120,542                      1,146,570

Trust Class shares are available to qualified individual or institutional customers whose assets are managed and/or administered by Crestar Bank's Trust & Investment Management Group.
     A hypothetical $1 million investment in Trust Class shares of the Virginia Municipal Bond Fund, at the Fund's commencement of operations (4/5/95), including the effect of Fund expenses but excluding account level fee, would have grown to $1,120,542 by November 30, 1996. Over the same period, a $1 million investment in Lehman Brothers General Obligation Bond Index would have grown to $1,146,570.


INVESTORS CLASS B

                 Comparison of Change in the Value of a $10,000
           Investment in the CrestFunds Virginia Municipal Bond Fund, Investor B Class, versus the Lehman Brothers General Obligation Bond Index

[Line Chart Omitted]
Plot points for Virginia Municpal Bond Fund Investor Class B are as follows:

                  CrestFunds VA Muni Bond Fund    Lehman Bros. G.O. Bond Index
                       Investor B Class
4/30/95                     10,000                         10,000
Nov-95                      10,793                         10,816
Nov-96                      10,672                         11,466

Ivestors Class B shares are available to individual and institutional customers investing directly in the Funds.
     A hypothetical $10,000 investment in Investors Class B shares of the Virginia Municipal Bond Fund on the day that class commenced operations (4/17/95), including the effect of a Contingent Deferred Sales Charge and the Investors Class B higher transfer agency fee and 12B-1 fee, would be valued at $10,672 by November 30, 1996. Over the same period, a $10,000 investment in Lehman Brothers General Obligation Bond Index would have grown to $11,466.

                           AVERAGE ANNUAL TOTAL RETURN
                     FOR THE PERIOD ENDED NOVEMBER 30, 1996
                     --------------------------------------
                  TRUST CLASS                  INVESTORS CLASS B
                  -----------                  -----------------
                                      with back-end load  without back-end load
1 YEAR               3.48%                 -2.36%                2.58%
LIFE OF FUND         6.74%                  3.20%                5.58%

                        CUMULATIVE TOTAL RETURN
                FOR THE PERIOD ENDED NOVEMBER 30, 1996
                --------------------------------------
                  TRUST CLASS                  INVESTORS CLASS B
                  -----------                  -----------------
                                      with back-end load  without back-end load
1 YEAR               3.48%                 -2.36%                2.58%
LIFE OF FUND        11.41%                  5.26%                9.26%

Total returns are historical and include changes in share price and reinvestment of dividends and capital gain distributions, if any. Life of Fund figures are from commencement of operations per class to the period ended listed above. The Lehman Brothers General Obligation Bond Index, an unmanaged index, is a broad measure of the performance of tax-exempt bonds. It includes reinvestment of dividends and capital gains. Share price, yield and return will vary, and you may have a gain or loss when you sell your shares. Past performance is no guarantee of future results.

CRESTFUNDS, INC.: MARYLAND MUNICIPAL BOND FUND
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE
The Maryland Municipal Bond Fund seeks to provide a high level of current income exempt from federal and Maryland income tax in a manner consistent with the preservation of capital by investing in Municipal Bonds of investment grade quality. There are no limits on the dollar-weighted average portfolio maturity of the Fund.

YEAR IN REVIEW

SINCE ITS INCEPTION IN MARCH, THE FUND HAS MORE THAN DOUBLED IN SIZE AND HAS BENEFITED FROM THE RECENT DROP IN INTEREST RATES. Consistent with the objective of providing tax-exempt income, the Fund invests in longer term, high quality, Maryland municipal bonds.
   THIS FUND'S INCEPTION WAS AT WHAT WE NOW KNOW TO HAVE BEEN A TURNING POINT IN INTEREST RATES. Our original strategy was to use the late February back up in interest rates to invest in longer, higher yielding Maryland municipal bonds. As interest rates continued to rise, we shifted emphasis to purchases of pre-refunded bonds to moderately shorten the average maturity. Then, as interest rates were beginning to decline later in the year, we used the very liquid, high quality, short dated pre-refunded bonds as a source of funds for reinvestment in longer term, high yielding revenue issues in the lease revenue and health care sectors. The Fund ended the November 30, 1996 year with an average maturity of 13 years. Consistent with a slow growth, moderate inflation environment, we have sought to maintain a high overall security credit quality of AAA and increase call protection whenever possible.
   LOOKING AHEAD, MUNICIPAL BOND YIELDS CONTINUE TO APPEAR RELATIVELY ATTRACTIVE. High quality, long-term tax-exempts are likely to continue to trade with a broad 5-6% range during 1997. Economic growth is expected to remain moderate with inflation well contained. Accordingly, the Federal Reserve may leave short-term interest rates unchanged. Municipal bond yields should continue to find support during the coming year from several factors. These could include a continued moderation in supply due to conservative attitudes about spending by state and local governments, increased demand from aging Baby Boomers who are increasingly likely to seek a stable source of after-tax income, and a more volatile stock market -- particularly if stocks begin undergoing more normal "correction" patterns.

FUND COMPOSITION (AS A PERCENTAGE OF TOTAL INVESTMENTS)
AS OF NOVEMBER 30, 1996

[Pie Chart Omitted]

Percentages for total Investments of Maryland Municipal Bond Fund are as follows:

0-3 Years -- 8%
3-5 Years -- 8%
5-7 Years -- 3%
7-10 Years -- 16%
10-15 Years --26%
15-20 Years -- 25%
20-25 Years -- 8%
30+ Years -- 6%

CRESTFUNDS, INC.: MARYLAND MUNICIPAL BOND FUND
--------------------------------------------------------------------------------


PERFORMANCE

TRUST CLASS

                Comparison of Change in the Value of a $1,000,000
           Investment in the CrestFunds Maryland Municipal Bond Fund,
      Trust Class, versus the Lehman Brothers General Obligation Bond Index

[Line Chart Omitted]
Plot points for Maryland Municipal Bond Fund Trust Class are as follows:
               CrestFunds Maryland Muni Bond       Lehman Bros. G.O Bond Index
                       Trust Class
3/31/96                  1,000,000                         1,000,000
Nov-96                   1,041,103                         1,058,215


Trust Class shares are available to qualified individual or institutional customers whose assets are managed and/or administered by Crestar Bank's Trust & Investment Management Group.
     A hypothetical $1 million investment in Trust Class shares of the Maryland Municipal Bond Fund, at the Fund's commencement of operations March 1, 1996, including the effect of Fund expenses but excluding account level fees, would have grown to $1,041,103 by November 30, 1996. Over the same period, a $1 million investment in Lehman Brothers General Obligation Bond Index would have grown to $1,058,215.


INVESTORS CLASS B

                 Comparison of Change in the Value of a $10,000
           Investment in the CrestFunds Maryland Municipal Bond Fund, Investor B Class, versus the Lehman Brothers General Obligation Bond Index

[Line Chart Omitted]
Plot points for Maryland Municipal Bond Fund Class B are as follows:
            CrestFunds Maryland Muni Bond      Lehman Bros. G.O Bond Index
                 Investors B Class
4/30/96                10,000                           10,000
Nov-96                 10,459                           10,619


Investors Class B shares are available to individual and institutional customers investing directly in the Funds.
     A hypothetical $10,000 investment in Investors Class B shares of the Maryland Municipal Bond Fund on the day that class commenced operations April 25, 1996, including the effect of a Contingent Deferred sales charge and the Investors Class B higher transfer agency fee and 12B-1 fee, would be valued at $10,459 by November 30, 1996. Over the same period, a $10,000 investment in Lehman Brothers General Obligation Bond Index would have grown to $10,619.

                           AVERAGE ANNUAL TOTAL RETURN
                     FOR THE PERIOD ENDED NOVEMBER 30, 1996
                     --------------------------------------
                  TRUST CLASS                   INVESTORS CLASS B
                  -----------                   -----------------
                                      with back-end load  without back-end load
LIFE OF FUND         1.07%                 -0.78%                7.67%

                             CUMULATIVE TOTAL RETURN
                     FOR THE PERIOD ENDED NOVEMBER 30, 1996
                     --------------------------------------
                  TRUST CLASS                 INVESTORS CLASS B
                  -----------                 -----------------
                                         with load       without load
LIFE OF FUND         0.80%                -0.47%              4.53%


Total returns are historical and include changes in share price and reinvestment of dividends and capital gain distribution, if any. Life of Fund figures are from commencement of operations per class to the period ended listed above. The Lehman Brothers General Obligation Bond Index, an unmanaged index, is a broad measure of the performance of tax-exempt bonds. The Lehman Brothers 5 year General Obligation Bond Index, an unmanaged index, is a broad measure of the performance of 1-5 year tax-exempt bonds. They both include reinvestment of dividends and capital gains. Share price, yield and return will vary, and you may have a gain or loss when you sell your shares. Past performance is no guarantee of future results.

CRESTFUNDS, INC.: VALUE FUND
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE
The Value Fund seeks to provide long-term capital appreciation and, as a secondary objective, current income, by investing primarily in income producing equity securities of companies with large market capitalizations. Investments are broadly diversified among major economic sectors and among those securities with above-average total return potential.

YEAR IN REVIEW

THE EQUITY MARKETS AGAIN DELIVERED SURPRISINGLY STRONG RETURNS FOR THE YEAR ENDING NOVEMBER 30, 1996. While not fully matching the robust results of 1995, 1996's gains have provided equity investors one of the top consecutive yearly returns since the Depression. At the beginning of the year, upbeat investor expectations were being expressed through record new investments into equity mutual funds. Despite a new set of worries that materialized throughout the year -- winter recessionary jitters that melted into overheated summer economic concerns, predictions of renewed inflation, forecasted potential adverse political consequences behind the national elections, and a certain, imminent and broad based collapse in corporate profits -- investors remained confident and plowed an eye-popping $200 billion + into the equity markets during 1996. With the benign economic, interest rate, and inflation back drop that unfolded, this liquidity served as the relentless driver for the markets throughout the year.
     THE VALUE FUND ENJOYED STRONG RETURNS OF 22.7% (TRUST CLASS) FOR THE FISCAL YEAR. Asset size grew to $577 million at year end from $235 million the previous year, a gain of 145%. Inclusive of this growth was approximately $198 million converted from the Crestar Value Common Trust Fund in September. We boosted the Fund's exposure both to consumer non-durables/healthcare and financials, two areas that can benefit further from the slower economic outlook we foresee in 1997. The financial sector remains particularly attractive both because of the favorable impact of lower interest rates and the company-specific advantages from aggressive restructuring and consolidation that is occurring. We have been selective in maintaining our consumer non-durable exposure, as higher valuation levels have made the dichotomy between winners and losers more pronounced.
     CONVERSELY, WE HAVE REDUCED OUR COMMITMENT TO AREAS DEPENDENT UPON CONSUMER SPENDING, WHERE EARNINGS PROBLEMS AND SENSITIVITY TO A SLOWER ECONOMIC PACE APPEARS TO BE THE MOST ENTRENCHED. Shortfall in earnings and/or a weakening in the fundamental picture has been dealt with harshly in this market, a trend we see continuing. Across all sectors of the market, we have emphasized stocks with emerging or sustainable earnings, whether because of market position, product cycle, or tangible restructuring activities initiated by management. The restructuring of corporate America, while a maturing theme, still offers a number of outstanding opportunities on a company-specific basis.
     HISTORY WOULD SUGGEST THAT, FOLLOWING TWO SENSATIONAL RETURN YEARS AND ENTERING THE FIRST YEAR OF THE NEW PRESIDENTIAL TERM, THE MARKETS MAY BE POISED FOR A BREATHER. Still, we seem to be entering the new year with investor confidence high, equity mutual fund inflows gushing, a powerful market tailwind, and seemingly only blue skies on the horizon. We expect the interplay of market fundamentals, liquidity, and market sentiment to produce volatility that will test investor confidence in the months ahead. Expectations are elevated along with market; the challenge in 1997 will be to gradually dampen some of the unrealistically high hopes without significantly impacting the overall market.

FUND COMPOSITION (AS A PERCENTAGE OF TOTAL INVESTMENTS)
AS OF NOVEMBER 30, 1996

[Pie Chart Omitted]

Percentages for total Investments of Value Fund are as follows:

Basic Materials -- 8%
Capital Goods -- 9%
Consumer Cyclicals -- 10%
Consumer Non-Durables -- 11%
Diversified  -- 2%
Energy -- 11%
Finance -- 16%
Staples -- 10%
Technology -- 10%
Transportation -- 3%
Utilities -- 10%

CRESTFUNDS, INC.: VALUE FUND
--------------------------------------------------------------------------------

PERFORMANCE

TRUST CLASS

                Comparison of Change in the Value of a $1,000,000
                    Investment in the CrestFunds Value Fund,
          Trust Class, versus the Standard & Poor's 500 Composite Index

[Line Chart Omitted]
Plot  points for Crest Fund Value Fund Trust Class are as follows:
               Crest Funds Value Fund           S&P 500 Compostite Index
                    Trust  Class
9/30/92              1,000,000                          1.000,000
Nov-92               1,142,600                          1,037,616
Nov-93               1,147,381                          1,142,415
Nov-94               1,141,759                          1,154,182
Nov-95               1,470,129                          1,564,598
Nov-96               1,803,554                          1,996,598


Trust Class shares are available to qualified individual or institutional customers whose assets are managed and/or administered by Crestar Bank's Trust & Investment Management Group.
   A hypothetical $1 million investment in Trust Class shares of the Value Fund, at the Fund's commencement of operations (9/28/92), including the effect of Fund expenses but excluding account level fees, would have grown to $1,803,554 by November 30, 1996. Over the same period, a $1 million investment in Standard & Poor's 500 Composite Index would have grown to $1,996,598.


INVESTORS CLASS B

                 Comparison of Change in the Value of a $10,000
                    Investment in the CrestFunds Value Fund,
       Investor B Class, versus the Standard & Poor's 500 Composite Index

[Line Chart Omitted]
Plot  points for Crest Fund Value Fund Investors Class B  are as follows:
            Crest Funds Value Fund         S&P 500 Compostite Index
              Investor Class B
4/30/95            10,000                          10,000
Nov-95             11,423                          11,915
Nov-96             13,714                          15,205

Investors Class B shares are available to individual and institutional customers investing directly in the Funds.
     A hypothetical $10,000 investment in Investors Class B shares of the Value Fund on the day that class commenced operations (4/5/95), including the effect of a Contingent Deferred Sales Charge and the Investors Class B higher transfer agency fee and 12B-1 fee, would be valued at $13,714 by November 30, 1996. Over the same period, a $10,000 investment in Standard & Poor's 500 Composite Index would have grown to $15,205.


INVESTORS CLASS A

                 Comparison of Change in the Value of a $10,000
                    Investment in the CrestFunds Value Fund,
       Investor A Class, versus the Standard & Poor's 500 Composite Index

[Line Chart Omitted]
Plot  points for Crest Fund Value Fund Investors Class A are as follows:
            Crest Funds Value Fund        S&P 500 Compostite Index
              Investor Class A
5/31/93           9,550                            10,000
Nov-93            9,642                            10,401
Nov-94             9599                             10508
Nov-95            12355                             14245
Nov-96            15151                             18178

Investors Class A shares are available to individual and institutional customers investing directly in the Funds. A hypothetical $10,000 investment in Investors Class A shares of the Value Fund on the day that class commenced operations (5/7/93), including the effect of the maximum 4.50% sales charge and the Investors Class A higher transfer agency fee, would be valued at $15,151 by November 30, 1996. Over the same period, a $10,000 investment in Standard & Poor's 500 Composite Index would have grown to $18,178.

CRESTFUNDS, INC.: VALUE FUND
--------------------------------------------------------------------------------

                           AVERAGE ANNUAL TOTAL RETURN
                     FOR THE PERIOD ENDED NOVEMBER 30, 1996
                     --------------------------------------
             TRUST CLASS     INVESTORS CLASS A           INVESTORS CLASS B
             -----------     -----------------           -----------------
                          with load  without load       with         without
                                                    back-end load  back-end load
1 YEAR        22.68%        17.11%      22.63%         16.81%        21.81%
3 YEAR        16.27%        14.48%      16.26%           --            --
LIFE OF FUND  15.44%        13.26%      14.73%         20.97%        23.09%

                             CUMULATIVE TOTAL RETURN
                     FOR THE PERIOD ENDED NOVEMBER 30, 1996
                     --------------------------------------
             TRUST CLASS     INVESTORS CLASS A           INVESTORS CLASS B
             -----------     -----------------           -----------------
                          with load  without load       with         without
                                                    back-end load  back-end load
1 YEAR         22.68%       17.11%     22.63%          16.81%         21.81%
3 YEAR         57.19%       50.03%     57.13%            --             --
LIFE OF FUND   82.16%       55.90%     63.25%          37.03%         41.03%


Total returns are historical and include changes in share price and reinvestment of dividends and capital gain distributions, if any. Life of Fund figures are from commencement of operations per class to the period ended listed above.
The S&P 500(R) Index is an unmanaged index of common stocks. It includes reinvestment of dividends. Share price, yield and return will vary, and you may have a gain or loss when you sell your shares. Past performance is no guarantee of future results.

CRESTFUNDS, INC.: CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Capital Appreciation Fund seeks to provide long-term capital appreciation by investing primarily in the equity securities of companies with medium to large market capitalizations.

YEAR IN REVIEW

A DISCIPLINED EQUITY SELECTION APPROACH AND A FAVORABLE MARKET ENVIRONMENT HELPED THE CAPITAL APPRECIATION FUND ENJOY PARTICULARLY STRONG PERFORMANCE OF 25.4% (TRUST CLASS) OVER THE LAST TWELVE MONTHS. The Fund's increased focus on larger capitalization, more established growth companies late in 1995 proved profitable as these stocks led the market this year. We expect larger capitalization stocks to continue to perform well, but we are beginning to see more attractive growth opportunities in stocks with medium market capitalizations.
     OUR FOCUS ON ESTABLISHED GROWTH COMPANIES THAT HAVE COMPETITIVE ADVANTAGES WORKED WELL THIS YEAR -- SOME EXAMPLES BEING INTEL, MICROSOFT, AND COCA-COLA. These types of companies typically enjoy above-average profitability as a result of proprietary products, low cost production, and/or leading global market positions. Intel, for instance, controls over 80% of the worldwide microprocessor market and continues to develop industry- leading proprietary products each year. A number of new product introductions (and lack of competitive products) over the next twelve months boosts our confidence in the earnings outlook for the company, thus making it one of our larger holdings. Companies that have the capacity to deliver consistent growth, like those described above, are core holdings in the Capital Appreciation Fund.
     THE FUND ALSO HOLDS A NUMBER OF COMPANIES THAT
WE CLASSIFY AS HAVING EMERGING GROWTH CHARACTERISTICS. These companies tend to be smaller and have above average growth rates. A good example of an emerging growth company currently held in the Fund is Cascade Communications, a manufacturer of high-speed telecommunication equipment that is well-positioned to benefit from the explosive growth of worldwide telecommunication systems. While these stocks tend to trade at valuation levels above that of the overall market, their earnings growth rates offer a compensatory balance.
     FROM A SECTOR PERSPECTIVE, WE CONTINUE TO FIND ATTRACTIVE STOCKS IN THE TECHNOLOGY AND HEALTHCARE AREAS. These groups offer many growth opportunities through market expansion and innovative new product developments. There are not as many attractive opportunities in consumer-oriented areas (particularly food and beverage stocks), as some of the stocks have relatively high valuations that are not warranted considering the level of expected earnings growth.
     WE BELIEVE IT IS MORE IMPORTANT THAN EVER TO FOCUS ON INDIVIDUAL EQUITY SELECTION, NOT BROAD MARKET OR SECTOR forecasts. The strong performance of the equity markets this year comes on the heels of near record results last year. Using history as a guide, we should not expect broad equity market results to continue at the same pace of the next twelve months. Our disciplined approach of identifying companies that have solid growth prospects that are trading at reasonable valuations should perform well in that environment.

FUND COMPOSITION (AS A PERCENTAGE OF TOTAL INVESTMENTS)
AS OF NOVEMBER 30, 1996

[Pie Chart Omitted]

Percentages for total Investments of Capital Appreciation Fund as as follows:

Basic Materials -- 3%
Capital Goods -- 13%
Consumer Cyclicals -- 15%
Consumer Non-Durables  -- 30%
Energy -- 5%
Finance  -- 9%
Technology  -- 19%
Transportation -- 19%
Transportation -- 1%
Utilities -- 5%

CRESTFUNDS, INC.: CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------


PERFORMANCE


TRUST CLASS

                Comparison of Change in the Value of a $1,000,000
             Investment in the CrestFunds Capital Appreciation Fund, Trust Class, versus the Frank Russell 1000 Growth Index
[LINE CHART OMITTED]

Plot points for CrestFunds Capital Appreciation Fund Trust Class are as follows:
       CrestFunds Capital Appreciation fund   Frank Russell 1000 Growth Index
                  Trust Class
1/31/93            1,000,000                          1,000,000
Nov-93               963,643                          1,023,182
Nov-94             1,003,345                          1,051,012
Nov-95             1,211,439                          1,457,754
Nov.-96            1,518,902                          1,841,143

Trust Class shares are available to qualified individual or institutional customers whose assets are managed and/or administered by Crestar Bank's Trust & Investment Management Group.
     A hypothetical $1 million investment in Trust Class shares of the Capital Appreciation Fund, at the Fund's commencement of operations (1/11/93), including the effect of Fund expenses but excluding account level fees, would have grown to $1,518,902 by November 30, 1996. Over the same period, a $1 million investment in Frank Russell 1000 Growth Index would have grown to $1,841,143.

INVESTORS CLASS A

                 Comparison of Change in the Value of a $10,000
            Investment in the CrestFunds Capital Appreciation Fund,
          Investor A Class, versus the Frank Russell 1000 Growth Index

[LINE CHART OMITTED]
Plot points for CrestFunds Capital Appreciation Fund Investor Class A are as follows:
       CrestFunds Capital Appreciation fund   Frank Russell 1000 Growth Index
                 Investor Class A
5/31/93                9,550                             10,000
Nov-93                 9,512                             10,265
Nov-94                 9,863                             10,544
Nov-95                11,906                             14,625
Nov.-96               14,923                             18,471


Investors Class A shares are available to individual and institutional customers investing directly in the Funds.
     A hypothetical $10,000 investment in Investors Class A shares of the Capital Appreciation Fund on the day that class commenced operations (5/7/93), including the effect of the maximum 4.50% sales charge and the Investors Class
A higher transfer agency fee, would be valued at $14,923 by November 30, 1996. Over the same period, a $10,000 investment in Frank Russell Growth Index would have grown to $18,471.

                           AVERAGE ANNUAL TOTAL RETURN
                     FOR THE PERIOD ENDED NOVEMBER 30, 1996
                     --------------------------------------
                TRUST CLASS                 INVESTORS CLASS A
                -----------                 -----------------
                                       with load        without load
1 YEAR            25.38%                19.67%             25.34%
3 YEAR            16.38%                14.43%             16.20%
LIFE OF FUND      11.84%                13.04%             14.49%

                             CUMULATIVE TOTAL RETURN
                     FOR THE PERIOD ENDED NOVEMBER 30, 1996
                     --------------------------------------
               TRUST CLASS                 INVESTORS CLASS A
               -----------                 -----------------
                                       with load       without load
1 YEAR           25.38%                19.67%             25.34%
3 YEAR           57.62%                49.83%             56.91%
LIFE OF FUND     54.47%                54.84%             62.06%

Total returns are historical and include changes in share price and reinvestment of dividends and capital gain distributions, if any. Life of Fund figures are from commencement of operations per class to the period ended listed above. The Frank Russell 1000(R) Growth Index, an unmanaged index, is a broad measure of the performance of growth companies. It includes reinvestment of dividends and capital gains. Share price, yield and return will vary, and you may have a gain or loss when you sell your shares. Past performance is no guarantee of future results.

CRESTFUNDS, INC.: SPECIAL EQUITY FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Special Equity Fund seeks to provide long-term capital appreciation by investing primarily in the equity securities of companies with small to medium market capitalization. These companies often pay no dividends, and current income is not a goal of the Fund.

YEAR IN REVIEW

FOLLOWING A GREAT 1995, THE STOCK MARKET DELIVERED AN ENCORE PERFORMANCE DURING THE 1996 FISCAL YEAR. While equities with large market capitalizations provided the best performance, small and medium sized companies still managed to deliver attractive, double-digit returns. Strong inflows into equity mutual funds and a modestly growing economy continued to provide a benign environment for stocks. In addition, merger and acquisition activity remained brisk this year in a variety of economic sectors, as larger corporations sought to expand their businesses through acquiring undervalued companies with solid top-line growth or restructuring potential. On sector basis, the technology areas (fueled by strong earnings growth) continued to provide some of the best performing equities this year.
     THE SPECIAL EQUITY FUND BENEFITED FROM THESE SAME FACTORS. For the fiscal year ending November 30, 1996, the Trust Class shares produced a 16.4% total return, similar to the Frank Russell 2000 index. Several holdings in the finance and technology sectors contributed positively to the Fund's performance. As a by-product of owning companies with attractive growth prospects and reasonable valuation levels, a number of holdings in the Fund were acquired by larger companies during year, including Medisense, Fist Colony and SQA Inc. Such holdings generally had a positive impact on the Fund's return.
WE CONTINUE TO FIND AREAS IN THE SMALL CAPITALIZATION MARKET OFFERING
REASONABLE VALUE AND ATTRACTIVE LONG-TERM GROWTH PROSPECTS. In addition to these basic characteristics, we have favored companies that have: 1) improving business momentum and 2) the ability to expand margins by growing revenues faster than expenses. For example, we have increased exposure to the telecommunication equipment providers, potential beneficiaries of deregulation and rising international demand. In addition, recent purchases have been made in the software development tools industry, which should benefit from the growing demand for more complex software applications. In the health service area, we have added companies like American Home Patient, a solid growth candidate due to the increasing demand for low cost health care solutions.
     IN SOME OF THE MORE MATURE SECTORS OF THE MARKET, THE FUND HOLDS SEVERAL INEXPENSIVE COMPANIES THAT ARE CREATING VALUE FOR SHAREHOLDERS BY COST CUTTING AND AGGRESSIVE CAPITAL MANAGEMENT. Two recent examples are Zale in the retail industry and Titan Wheel in the machinery areas. In addition, we favor the outlook in the mortgage insurance and thrift industries, where we expect credit costs to decline for companies with significant exposure to the western U.S. region.
     WHILE THE EQUITY MARKET ON THE WHOLE HAS MADE A HISTORICALLY ROBUST ADVANCE OVER THE PAST TWO YEARS, SMALL CAPITALIZATION STOCKS HAVE TRAILED THE OVERALL MARKET AND STILL OFFER ATTRACTIVE VALUE RELATIVE TO LARGE CAPITALIZATION STOCKS. If small capitalization stocks close this valuation gap, the Fund should benefit from its broad exposure to this segment of the equity market.
FUND COMPOSITION (AS A PERCENTAGE OF TOTAL INVESTMENTS)
AS OF NOVEMBER 30, 1996

[PIE CHART OMITTED]

Percentages for total Investments of Special Equity Fund are as follows

Basic Materials -- 7%
Capital Goods -- 14%
Consumer Cyclicals -- 15%
Consumer Non-Durables  -- 19%
Energy -- 6%
Finance  -- 15%
Technology  -- 17%
Transportation -- 2%
Utilities -- 5%

CRESTFUNDS, INC.: SPECIAL EQUITY FUND
--------------------------------------------------------------------------------


PERFORMANCE


TRUST CLASS

                Comparison of Change in the Value of a $1,000,000
                Investment in the CrestFunds Special Equity Fund,
             Trust Class, versus the Frank Russell 2000 Growth Index
                     and the Value Line Index (Price Return)

[LINE CHART OMITTED}

Plot points for Trust  Class  Are as follows
         Crest Funds Special Equity   Frank Russell 2000    Value Line Index
                                        growth Index
9/30/92          1,000,000                1,000,000            1,000,000
Nov-92           1,110,106                1,138,235            1,054,329
Nov-93           1,266,290                1,275,392            1,161,027
Nov-94           1,206,276                1,263,658            1,112,031
Nov-95           1,448,375                1,658,046            1,331,546
Nov-96           1,686,488                1,849,550            1,523,689


Trust Class shares are available to qualified individual or institutional customers whose assets are managed and/or administered by Crestar Bank's Trust & Investment Management Group.
     A hypothetical $1 million investment in Trust Class shares of the Special Equity Fund, at the Fund's commencement of operations (9/28/92), including the effect of Fund expenses but excluding account level fees, would have grown to $1,686,488 by November 30, 1996. Over the same period, a $1 million investment in Value Line Index and Frank Russell 2000 Growth Index would have grown to $1,523,689 and $1,849,550, respectively.


INVESTORS CLASS B

                 Comparison of Change in the Value of a $10,000
                Investment in the CrestFunds Special Equity Fund,
          Investor B Class, versus the Frank Russell 2000 Growth Index, and the Value Line Index

[LINE CHART OMITTED}

Plot points for investors Class B Are as follows
         Crest Funds Special Equity   Frank Russell 2000    Value Line Index
                                        Growth Index
4/30/93             1,0000                 1,0000                1,0000
Nov-95              11,128                 11,972                11,038
Nov-96              12,650                 13,355                12,631

Investors Class B shares are available to individual and institutional customers investing directly in the Funds.
     A hypothetical $10,000 investment in Investors Class B shares of the Special Equity Fund on the day that class commenced operations (5/5/93), including the effect of a Contingent Deferred sales charge and the Investors Class B higher transfer agency fee and 12B-1 fee, would be valued at $12,650 by November 30, 1996. Over the same period, a $10,000 investment in Value Line Index and Frank Russell 2000 Growth Index would have grown to $12,631 and $13,335, respectively.

INVESTORS CLASS A

                 Comparison of Change in the Value of a $10,000
               Investment in the CrestFunds Special Equity Fund,
         Investor A Class, versus the Frank Russell 2000 Growth Index, and the Value Line Index (Price Return)

[LINE CHART OMITTED}

Plot points for investors Class A Are as follows
        Crest Funds Special Equity    Frank Russell 2000     Value Line Index
                                        Growth Index
5/31/93         9,550                      10,000                  10,000
Nov-93         10,175                      10,819                  10,225
Nov-94          9,691                      10,720                   9,793
Nov-95         11,635                      14,065                  11,726
Nov-96         13,536                      15,690                  13,418


Investors Class A shares are available to individual and institutional customers investing directly in the Funds.
     A hypothetical $10,000 investment in Investors Class A shares of the Special Equity Fund on the day that class commenced operations (5/5/93), including the effect of the maximum 4.50% sales charge and the Investors Class
A higher transfer agency fee, would be valued at $13,536 by November 30, 1996. Over the same period, a $10,000 investment in Value Line Index and Frank Russell 2000 Growth Index would have grown to $13,418 and 15,690, respectively.

CRESTFUNDS, INC.: SPECIAL EQUITY FUND
--------------------------------------------------------------------------------

                           AVERAGE ANNUAL TOTAL RETURN
                     FOR THE PERIOD ENDED NOVEMBER 30, 1996
                     --------------------------------------
            TRUST CLASS     INVESTORS CLASS A           INVESTORS CLASS B
            -----------     -----------------           -----------------
                          with load  without load       with         without
                                                    back-end load  back-end load
1 YEAR        16.44%       11.11%      16.34%         10.47%          15.47%
3 YEAR        10.02%        8.31%       9.98%           --               --
LIFE OF FUND  13.53%        9.12%      10.54%         16.05%          18.24%

                             CUMULATIVE TOTAL RETURN
                     FOR THE PERIOD ENDED NOVEMBER 30, 1996
                     --------------------------------------
             TRUST CLASS     INVESTORS CLASS A           INVESTORS CLASS B
             -----------     -----------------           -----------------
                          with load  without load       with         without
                                                    back-end load  back-end load
1 YEAR        16.44%        11.11%     16.34%         10.47%          15.47%
3 YEAR        33.17%        27.06%     33.03%            --              --
LIFE OF FUND  69.99%        36.61%     43.06%         27.88%          31.88%

Total returns are historical and include changes in share price and reinvestment of dividends and capital gain distributions, if any. Life of Fund figures are from commencement of operations per class to the period ended listed above. The Value Line Index, an unmanaged index, is a broad measure of the performance of both large and small capital companies. The Frank Russell 2000 Growth Index, an unmanaged index is a broad measure of the performance of both large and small capital companies. Both include reinvestment of dividends and capital gains. Share price, yield and return will vary, and you may have a gain or loss when you sell your shares. Past performance is no guarantee of future results.

STATEMENT OF NET ASSETS                                         CRESTFUNDS, INC.
November 30, 1996
-------------------------------------------------------------------------------
CASH RESERVE FUND
                                         Face
                                        Amount     Value
                                         (000)     (000)
                                        ------    ------

COMMERCIAL PAPER (12.1%)
AES Shady Point
   5.470%, 01/07/97 ..................  $15,000   $14,916
   5.400%, 01/22/97 ..................   15,000    14,883
International Nederlanden
   5.350%, 12/16/96 ..................   25,000    24,944
Minolta
   5.420%, 01/08/97 ..................    5,000     4,971
Strategic Asset Funding
   5.380%, 02/24/97 ..................    9,000     8,886
   5.380%, 02/28/97 ..................    5,000     4,933
Walt Disney
   5.250%, 07/25/97 ..................   10,000     9,656
---------------------------------------------------------
     Total Commercial Paper
       (Cost $83,189) ................             83,189
---------------------------------------------------------
CERTIFICATES OF DEPOSIT (13.7%)
Bank of New York
   5.930%, 09/03/97 ..................    5,000     4,992
Bank of Tokyo
   5.860%, 05/09/97 ..................   10,000    10,001
   6.000%, 06/05/97 ..................   10,000    10,000
First Alabama Bank
   5.970%, 06/23/97 ..................   14,000    13,999
Sanwa Bank
   5.460%, 03/19/97 ..................   20,000    20,001
   5.620%, 03/24/97 ..................   10,000    10,001
Societe Generale
   5.780%, 08/20/97 ..................   15,000    14,998
   5.720%, 10/22/97 ..................   10,000     9,996
---------------------------------------------------------
     Total Certificates of Deposit
       (Cost $93,988) ................             93,988
---------------------------------------------------------
CORPORATE OBLIGATIONS (23.5%)
Bear Stearns MTN
   5.810%, 12/02/96 (A) ..............   20,000    20,038
   5.472%, 12/06/96 (A) ..............    8,000     8,000
CS First Boston MTN
   5.450%, 12/02/96 (A) ..............   28,000    28,000
General American Life GIC
   5.580%, 12/01/96 (A) ..............   30,000    30,000
General Motors Acceptance MTN
   7.750%, 04/15/97 ..................    5,000     5,033
   7.750%, 05/12/97 ..................    5,000     5,038
   7.000%, 06/02/97 ..................    8,000     8,038
   6.125%, 06/09/97 ..................    5,000     4,999
   7.000%, 08/15/97 ..................    5,000     5,028
IBM Credit  MTN
   5.780%, 08/20/97 ..................   10,000     9,991
Merrill Lynch MTN
   5.460%, 12/02/96 (A) ..............   12,000    11,999
   5.900%, 05/12/97 ..................   15,000    15,000
Philip Morris
   9.250%, 12/01/97 ..................   10,000    10,346
---------------------------------------------------------
     Total Corporate Obligations
       (Cost $161,510) ...............            161,510
---------------------------------------------------------


                                         Face
                                        Amount     Value
                                         (000)     (000)
                                        ------    ------
BANK NOTES (12.3%)
Banc One
   7.800%, 12/30/96 ..................  $ 9,000   $ 9,015
FCC National Bank
   5.380%, 12/02/96 (A) ..............   15,000    14,993
   5.500%, 03/14/97 ..................   10,000     9,998
First of America Bank
   5.060%, 01/23/97 ..................   23,230    23,204
PNC Bank North America
   5.390%, 12/02/96 (A) ..............   27,000    26,987
---------------------------------------------------------
     Total Bank Notes
       (Cost $84,197) ................             84,197
---------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS (15.9%)
FFCB
   5.310%, 12/02/96 (A) ..............   25,000    24,986
FHLB
   5.460%, 12/02/96 (A) ..............   25,000    25,008
FHLB
   5.780%, 07/08/97 ..................    5,000     4,996
FNMA
   5.850%, 12/02/96 (A) ..............   35,000    35,031
   5.700%, 05/19/97 ..................   19,000    19,026
---------------------------------------------------------
     Total U.S. Government Agency Obligations
       (Cost $109,047) ...............            109,047
---------------------------------------------------------
REPURCHASE AGREEMENTS (22.0%)
Deutsche  Bank
  5.690%, dated
  11/29/96, matures 12/02/96,
  repurchase price $101,646,392
  (collateralized by FHLMC
  obligation par value
  $75,000,000, 5.140%, 08/01/33;
  FNMA obligation par value
  $47,871,208, 7.500%, 11/25/25;
  total market value: $103,630,182) ..   101,598  101,598
J.P. Morgan
  5.690%, dated 11/29/96,
  matures 12/02/96, repurchase
  price $32,120,084 (collateralized
  by  various  GNMA  obligations
  total par value  $31,744,262,
  5.500%-8.000%, 06/15/26-11/20/26;
  total market value: $32,757,916) ...    32,105   32,105
Swiss Bank
  5.690%, dated 11/29/96,
  matures 12/02/96, repurchase
  price  $17,532,913 (collateralized
  by FHLMC obligation par value
  $18,021,000, 7.000%, 11/01/26;
  total market value: $17,972,694) ...    17,525    17,525
----------------------------------------------------------
     Total Repurchase Agreements
       (Cost $151,228) ...............             151,228
----------------------------------------------------------
     Total Investments (99.5%)
       (Cost $683,159) ...............            $683,159
----------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET (0.5%)             3,406
----------------------------------------------------------

STATEMENT OF NET ASSETS                                         CRESTFUNDS, INC.
November 30, 1996
--------------------------------------------------------------------------------
CASH RESERVE FUND (concluded)

                                                   Value
                                                   (000)
                                                  ------

NET ASSETS:
Portfolio Shares of Trust Class
  ($.001 par value -- 4.0 billion shares
  authorized) based on 621,166,838 outstanding
  shares .....................................   $621,167
Portfolio Shares of Investor Class A
  ($.001 par value -- .25 billion
  shares authorized) based on
  65,411,676 outstanding shares ..............     65,412
Portfolio  Shares of  Investor  Class B
  ($.001 par value -- .25  billion  shares
  authorized) based on 15,137
  outstanding shares .........................         15
Undistributed net investment income...........         50
Accumulated net realized loss
  on investments .............................        (79)
---------------------------------------------------------
Total Net Assets: (100.0%)....................   $686,565
---------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE -- TRUST CLASS
(621,138,797 DIVIDE 621,166,838
SHARES OUTSTANDING)............................     $1.00
---------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE -- INVESTOR CLASS A
(65,410,774 DIVIDE 65,411,676 SHARES
OUTSTANDING)...................................     $1.00
---------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE -- INVESTOR CLASS B (1)
(15,127 DIVIDE 15,137 SHARES OUTSTANDING)......     $1.00
=========================================================

(A) Floating Rate Security--the rate reflected on the Statement of Net Assets is the rate in effect on November 30, 1996. The date reported on the Statement of Net Assets is the later of the date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
(1) Investor B has a contingent deferred sales charge. For description of a possible redemption charge, see the notes to the financial statements.
FFCB--Federal Farm Credit Bank
FHLB--Federal Home Loan Bank
FHLMC--Federal Home Loan Mortgage Corporation
FNMA--Federal National Mortgage Association
GIC--Guaranteed Investment Contract
GNMA--Government National Mortgage Association
MTN--Medium Term Note


The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS                                         CRESTFUNDS, INC.
November 30, 1996
--------------------------------------------------------------------------------
U.S. TREASURY MONEY FUND

                                                   Face
                                                  Amount     Value
                                                   (000)     (000)
                                                  ------    ------

U.S. TREASURY OBLIGATIONS (25.3%)
U.S. Treasury Bills
   5.405%, 01/09/97 ..........................    $10,000 $   9,943
   5.300%, 03/06/97 ..........................     15,000    14,798
   5.420%, 03/06/97 ..........................     10,000     9,863
   5.310%, 04/17/97 ..........................     10,000     9,806
   5.319%, 06/26/97 ..........................      5,000     4,853
   5.930%, 08/21/97 ..........................      5,000     4,795
   5.602%, 09/18/97 ..........................      5,000     4,785
   5.350%, 10/16/97 ..........................      5,000     4,775
   5.410%, 11/13/97 ..........................      5,000     4,753
U.S. Treasury Note
   6.500%, 05/15/97 ..........................     20,000    20,064
U.S. Treasury STRIPS
   0.000%, 02/15/97 ..........................     10,000     9,898
-------------------------------------------------------------------
     Total U.S. Treasury Obligations
       (Cost $98,333) ........................               98,333
-------------------------------------------------------------------
REPURCHASE AGREEMENTS (75.1%)
Deutsche Bank
  5.620%, dated 11/29/96, matures
   12/02/96, repurchase price $94,581,967
   (collateralized by various U.S. Treasury
   obligations total par value $79,045,000,
   7.750%-12.500%, 11/30/99-08/15/14;
   total market value: $96,429,048) ..........     94,538    94,538
J.P. Morgan
  5.620%, dated 11/29/96, matures
   12/02/96, repurchase price $18,968,446
   (collateralized by various U.S. Treasury
   obligations total par value $15,282,375,
   0.000%-11.250%, 02/15/98-02/15/25;
   total market value: $19,341,898) ..........     18,960    18,960
Lehman Brothers
  5.620%, dated 11/29/96, matures
   12/02/96, repurchase price $18,746,831
   (collateralized by U.S. Treasury
   obligation par value $39,310,000,
   0.000%, 05/15/08; total market
   value: $19,114,488) .......................     18,738    18,738
Merrill Lynch
  5.620%, dated 11/29/96, matures
  12/02/96, repurchase price $14,593,621
  (collateralized by U.S. Treasury obligation
  par value $11,125,000, 10.750%, 08/15/05;
  total market value: $14,879,963) ...........     14,587    14,587
Morgan Stanley
  5.620%, dated 11/29/96, matures
   12/02/96, repurchase price $16,588,847
   (collateralized by U.S. Treasury obligation
   par value $16,040,000, 7.875%, 01/15/98;
   total market value: $16,921,049) ..........     16,581    16,581

                                                   Face
                                                  Amount     Value
                                                   (000)     (000)
                                                  ------    ------
Nomura Securities
  5.620%, dated 11/29/96, matures
   12/02/96, repurchase price $94,087,269
   (collateralized by various U.S. Treasury
   obligations total par value $376,725,000,
   0.000%, 05/15/17-08/15/17; total market
   value: $95,924,108) , .....................    $94,043 $  94,043
Prudential Bache
  5.620%, dated 11/29/96, matures
   12/02/96, repurchase price $15,703,756
   (collateralized by various U.S. Treasury
   obligations total par value $18,281,000,
   0.000%-7.250%, 07/31/97-05/15/05;
   total market value: $16,011,299) ..........     15,696    15,696
Swiss Bank
  5.620%, dated 11/29/96, matures
   12/02/96, repurchase price $19,014,435
   (collateralized by various U.S. Treasury
   obligations total par value $19,007,000,
   6.000%-7.375%, 08/31/97-11/15/97; total
   market value: $19,389,449) ................     19,006    19,006
-------------------------------------------------------------------
     Total Repurchase Agreements
       (Cost $292,149) .......................              292,149
-------------------------------------------------------------------
     Total Investments (100.4%)
       (Cost $390,482) .......................              390,482
-------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET (-0.4%) ....               (1,431)
-------------------------------------------------------------------
NET ASSETS:
Portfolio Shares of Trust Class ($.001 par
  value --  3.75 billion shares authorized)
  based on 389,050,574 outstanding shares ....              389,051
-------------------------------------------------------------------
     Total Net Assets: (100.0%) ..............             $389,051
-------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE -- TRUST CLASS
($389,050,576 DIVIDE 389,050,574
SHARES OUTSTANDING) ..........................                $1.00
-------------------------------------------------------------------
FHLMC--Federal Home Loan Mortgage Corporation
STRIPS--Separate Trading of Registered Interest and Principal Securities


The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS                                         CRESTFUNDS, INC.
November 30, 1996
--------------------------------------------------------------------------------
TAX-FREE MONEY FUND

                                                   Face
                                                  Amount     Value
                                                   (000)     (000)
                                                  ------    ------

MUNICIPAL BONDS (98.8%)
ARIZONA (4.0%)
Maricopa County, AZ, Ser C, GO,
  Prerefunded 07/01/97 @ 101
   6.625%, 07/01/01 (B) ......................     $7,220  $  7,410
-------------------------------------------------------------------
COLORADO (1.0%)
Arapahoe County, CO, CSX Beckett
  Aviation Project, Ser 83
   3.660%, 12/16/96 (A) (B) ..................      1,900     1,900
-------------------------------------------------------------------
FLORIDA (2.6%)
Gainesville, FL, Utilities System Improvements,
  Ser A, RB, Prerefunded 10/01/97
  @ 102
   7.000%, 10/01/98 ..........................      1,000     1,046
Manatee County, FL, Multi-Family
  Housing Authority Hampton
  Project, RB
   3.600%, 12/04/96 (A) (B) ..................      3,850     3,850
-------------------------------------------------------------------
                                                              4,896
-------------------------------------------------------------------
GEORGIA (7.9%)
Cobb County, GA, Rhodes Home
  Project, RB
   3.550%, 12/04/96 (A) (B) ..................      2,125     2,125
Fulco County, GA, TECP
   3.400%, 12/09/96 (B) ......................      5,200     5,200
Georgia State, Ser D, GO
   7.400%, 08/01/97 ..........................      2,065     2,114
Marietta, GA Multifamily Housing
  Authority Falls At Bells Ferry Project,
  RB, Mandatory Put 01/15/97 @ 100
   3.550%, 01/15/09 (B) ......................      5,100     5,100
-------------------------------------------------------------------
                                                             14,539
-------------------------------------------------------------------
INDIANA (2.0%)
Fort Wayne, IN, Parkview Memorial
  Hospital Project, Ser B, RB
   3.450%, 12/05/96 (A) (B) ..................      3,700     3,700
-------------------------------------------------------------------
LOUISIANA (5.7%)
Jefferson Parish, LA, Hospital Service
  District Number 2, RB, FGIC
   3.500%, 12/04/96 (A) ......................      6,000     6,000
Jefferson Parish, LA, School Board,
  RB, AMBAC
   5.000%, 02/01/97 ..........................      1,010     1,012
Louisiana State Refunding Bond, Ser A,
  GO, AMBAC, Prerefunded 08/01/97 @ 102
   7.000%, 08/01/02 (B) ......................      1,465     1,524
Louisiana State, Public Facilities
  Authority Willis Knighton Medical
  Project, RB, AMBAC
   3.500%, 12/04/96 (A) ......................      2,100     2,100
-------------------------------------------------------------------
                                                             10,636
-------------------------------------------------------------------


                                                   Face
                                                  Amount     Value
                                                   (000)     (000)
                                                  ------    ------
MARYLAND (13.0%)
Baltimore County, MD, TECP
   3.300%, 12/04/96 ..........................     $3,000  $  3,000
   3.500%, 03/04/97 ..........................      4,000     4,000
Maryland State Department of
  Transportation, RB
   6.600%, 07/01/97 ..........................      2,000     2,033
Maryland State Health & Higher
  Educational Facilities Authority
  Loyola College Issue, RB
   3.550%, 12/02/96 (A)(B) ...................      7,000     7,000
Montgomery County, MD, TECP
   3.500%, 02/03/97 (B) ......................      5,000     5,000
   3.500%, 03/04/97 (B) ......................      3,000     3,000
-------------------------------------------------------------------
                                                             24,033
-------------------------------------------------------------------
MASSACHUSETTS (2.8%)
Massachusetts Municipal Wholesale
  Electric Company, RB, Prerefunded
  07/01/97 @ 102
   8.750%, 07/01/18 (B) ......................      5,000     5,242
-------------------------------------------------------------------
NEVADA (1.1%)
Washoe County, NV School District
  Improvements, GO, Prerefunded
  08/01/97 @ 102
   7.750%, 08/01/06 ..........................      2,000     2,092
-------------------------------------------------------------------
NEW JERSEY (0.6%)
Jersey City, NJ, GO, AMBAC,
  Prerefunded 10/01/97 @ 102
   7.500%, 10/01/01 ..........................      1,000     1,050
-------------------------------------------------------------------
NEW MEXICO (1.9%)
Los Alamos County, NM, RB,
  Prerefunded  01/01/97 @ 102
   7.750%, 01/01/15 (B) ......................      3,480     3,562
-------------------------------------------------------------------
NORTH CAROLINA (2.2%)
North Carolina State Medical Care
  Community Hospital Project,
  Ser A, RB
   3.600%, 12/04/96 (A) (B) ..................      4,000     4,000
-------------------------------------------------------------------
SOUTH CAROLINA (4.4%)
Florence County, SC, McLeod
  Regional Medical Center Project,
  Ser A, RB,  FGIC
   3.550%, 12/05/96 (A) ......................      8,200     8,200
-------------------------------------------------------------------
SOUTH DAKOTA (2.8%)
South Dakota State, Heartland
  Consumers Power District Project,
  RB, MBIA, Prerefunded 01/01/97 @102
   7.625%, 01/01/16 ..........................      5,000     5,118
-------------------------------------------------------------------

STATEMENT OF NET ASSETS                                         CRESTFUNDS, INC.
November 30, 1996
--------------------------------------------------------------------------------
TAX-FREE MONEY FUND (continued)

                                                   Face
                                                  Amount     Value
                                                   (000)     (000)
                                                  ------    ------

TENNESSEE (4.0%)
Franklin County, TN, Health &
  Educational Facilities Authority
  University of the South Project, RB
   3.550%, 12/04/96 (A) (B) ...................    $6,400  $  6,400
Metropolitan Government Nashville &
  Davidson County, TN, Electric Refunding
  Bond, Ser A, RB, Prerefunded
  07/01/97 @ 102
   6.900%, 07/01/99 (B) .......................     1,000     1,038
-------------------------------------------------------------------
                                                              7,438
-------------------------------------------------------------------
TEXAS (4.1%)
Harris County, TX, Highway Revenue
  Tolls Project, Ser B, RB, Prerefunded
  08/15/97 @ 102
   6.625%, 08/15/11 (B) .......................     2,520     2,618
Plano, TX, TECP, MBIA
   3.500%, 12/05/96 ...........................     5,000     5,000
-------------------------------------------------------------------
                                                              7,618
-------------------------------------------------------------------
VIRGINIA (38.7%)
Alexandria, VA, Redevelopment Housing
  Authority Multifamily First Mortgage
  Goodwin Project, Ser B, RB
   4.250%, 12/02/96 (A) (B) ...................     8,100     8,100
Chesterfield County, VA, Industrial
  Development Authority Philip Morris
  Companies Project, RB
   3.550%, 12/04/96 (A) (B) ...................     5,500     5,500
Colonial Heights, VA, Industrial
  Development Authority Philip Morris
  Companies Project, RB
   3.550%, 12/04/96 (A) (B) ...................     2,600     2,600
Fairfax County, VA, Public
  Improvements Project, GO
   6.850%, 04/01/97 ...........................     1,925     1,945
Fauquier County, VA, Industrial
  Development Authority Carter
  Machinery Project, RB
   3.550%, 12/04/96 (A) (B) ...................     1,336     1,336
Greensville County, VA, Industrial
  Development Authority Georgia
  Pacific Project, RB
   3.550%, 12/04/96 (A) (B) ...................     3,850     3,850
Hanover County, VA, Industrial
  Development Authority Carter
  Machinery Project, RB
   3.550%, 12/04/96 (A) (B) ...................       500       500
Louisa County, VA, Industrial
  Development Authority, RB 2
   3.550%, 12/05/96 (A) (B) ...................     5,000     5,000
Newport News, VA Public Housing
  Authority
   3.550%, 12/04/96 (A) (B) ...................     1,051     1,051


                                                   Face
                                                  Amount     Value
                                                   (000)     (000)
                                                  ------    ------
Norfolk, VA, Water Utilities
  Improvements, GO, Prerefunded
  06/01/97 @ 102
   6.600%, 06/01/00 (B) .......................    $2,000  $  2,067
Norfolk, VA, Water Utilities
  Improvements, GO, Prerefunded
  06/01/97 @ 102
   6.600%, 06/01/02 ...........................     1,000     1,034
Prince William County, VA, Electric
  & Power Project, RB, Mandatory
  Put 01/07/97 @ 100
   3.800%, 08/01/16 (B) .......................     2,800     2,800
Pulaski County, VA, Industrial
  Development Authority Pulaski
  Furniture, RB
   3.550%, 12/04/96 (A) (B) ...................     4,219     4,219
Richmond, VA, Industrial Development
  Authority Philip Morris Companies
  Project, RB
   3.550%, 12/04/96 (A) (B) ...................     1,700     1,700
Richmond, VA, Public Housing
  Authority Old Manchester Project,
  Ser A, RB
   3.650%, 12/04/96 (A) (B) ...................     6,000     6,000
Richmond, VA, Redevelopment
  Housing Authority Stony Point
  Project, RB
   3.600%, 12/05/96 (A) (B) ...................     1,800     1,800
Roanoke County, VA, Industrial
  Development Authority Roanoke
  Memorial Hospital Project, Ser C, RB
   3.600%, 12/04/96 (A) (B) ...................     3,300     3,300
Roanoke County, VA, Industrial
  Development Authority Roanoke
  Memorial Hospital Project, Ser D, RB
   3.600%, 12/05/96 (A) (B) ...................     4,350     4,350
Rockingham County, VA, Higher
  Educational Institutions, Eastern
  Mennonite University, RB
   3.600%, 12/04/96 (A) (B) ...................     2,500     2,500
Virginia Beach, VA, Industrial
  Development Authority Fountainhead
  Project, RB
   3.550%, 12/04/96 (A) (B) ...................     2,939     2,939
Virginia State Public School
  Improvements Project, RB
   6.750%, 01/01/97 ...........................     1,320     1,324
York County, VA, Industrial Development
  Authority Philip Morris Companies
  Project, RB
   3.550%, 12/04/96 (A) (B) ...................     2,700     2,700
York County, VA, Industrial Development
  Authority Electric & Power Comany
  Project, RB, Mandatory
  Put 01/15/97 @ 100
   3.850%, 07/01/09 (B) .......................     5,000     5,000
-------------------------------------------------------------------
                                                             71,615
-------------------------------------------------------------------

STATEMENT OF NET ASSETS                                         CRESTFUNDS, INC.
November 30, 1996
--------------------------------------------------------------------------------
TAX-FREE MONEY FUND (concluded)

                                                   Face
                                                  Amount     Value
                                                   (000)     (000)
                                                  ------    ------

     Total Municipal Bonds
       (Cost $183,049) ........................            $183,049
-------------------------------------------------------------------
CASH EQUIVALENTS (0.6%)
Financial Square Tax Free Portfolio ...........      $688       688
SEI Institutional Tax Free Portfolio ..........       464       464
-------------------------------------------------------------------
     Total Cash Equivalents
       (Cost $1,152) ..........................               1,152
-------------------------------------------------------------------
     Total Investments (99.4%)
       (Cost $184,201) ........................             184,201
-------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET (0.6%) ......               1,113
-------------------------------------------------------------------
NET ASSETS:
Portfolio Shares of Trust Class
  ($.001 par value -- .9 billion shares
  authorized) based on
  182,322,057 outstanding shares ..............             182,322
Portfolio  Shares of  Investor  Class A
  ($.001 par value -- .1 billion shares
  authorized) based on 2,994,332
  outstanding shares ..........................               2,994
Accumulated net realized loss
  on investments ..............................                  (2)
-------------------------------------------------------------------
     Total Net Assets: (100.0%) ...............            $185,314
-------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE -- TRUST CLASS
($182,320,295 DIVIDE 182,322,057
SHARES OUTSTANDING) ...........................               $1.00
-------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE -- INVESTOR CLASS A
($2,994,194 DIVIDE 2,994,332
SHARES OUTSTANDING) ...........................               $1.00
===================================================================

(A) Floating Rate Security--the rate reflected on the Statement of Net Assets is the rate in effect on November 30, 1996. The date reported on the Statement of Net Assets is the later of the date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
(B) Security backed by letter of credit or credit support.
AMBAC--American Municipal Bond Assurance Corporation
FGIC--Financial Guaranty Investors Assurance
GO--General Obligation
MBIA--Municipal Bond Insurance Association
RB--Revenue Bond
Ser--Series
TECP--Tax Exempt Commercial Paper


The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS                                         CRESTFUNDS, INC.
November 30, 1996
--------------------------------------------------------------------------------
LIMITED TERM BOND FUND

                                         Face      Market
                                        Amount     Value
                                         (000)     (000)
                                        ------    ------

U.S. TREASURY OBLIGATIONS (21.1%)
U.S. Treasury Notes
   6.000%, 12/31/97 .................    $2,000 $   2,011
   7.250%, 02/15/98 .................     1,000     1,020
   6.000%, 05/31/98 .................     3,000     3,020
   6.250%, 06/30/98 .................     2,000     2,022
   6.375%, 01/15/99 .................     1,000     1,016
   5.875%, 03/31/99 .................     1,000     1,005
   7.000%, 04/15/99 .................     1,000     1,029
   6.000%, 10/15/99 .................     2,000     2,019
   5.500%, 12/31/00 .................     2,000     1,978
   6.375%, 08/15/02 .................     1,000     1,024
   5.750%, 08/15/03 .................     2,000     1,979
---------------------------------------------------------
     Total U.S. Treasury Obligations
       (Cost $18,053) ...............              18,123
---------------------------------------------------------
U.S.GOVERNMENT AGENCY OBLIGATIONS (11.8%)
FFCB MTN
   7.125%, 06/01/01 .................     1,000     1,044
   8.600%, 05/30/06 .................     1,000     1,077
FHLB
   5.870%, 06/26/98 .................     2,000     2,005
FHLMC
   5.980%, 12/08/05 .................     1,000       980
FNMA MTN
   6.610%, 03/24/99 .................     1,750     1,785
   6.310%, 11/02/00 .................       500       502
   6.250%, 01/14/04,
      Callable 01/14/97 @ 100 .......     1,000       980
   6.770%, 09/01/05 .................     1,750     1,806
---------------------------------------------------------
     Total U.S.Government Agency Obligations
       (Cost $10,138) ...............              10,179
---------------------------------------------------------
MORTGAGE-BACKED SECURITIES (14.4%)
FHLMC Pool D71261
   7.500%, 05/01/26 .................     1,955     1,981
FHLMC Pool E00412
   7.000%, 01/01/11 .................     1,825     1,841
FNMA ARM Pool 305168
   7.686%, 12/01/96 (A) .............       970     1,004
FNMA Pool 356039
   6.500%, 08/01/03 .................     2,985     2,981
FNMA REMIC 92-199A
   5.250%, 11/25/99 .................       874       862
FNMA TBA
   7.000%, 12/11/26 .................     2,500     2,477
GNMA Pool 207206
   9.750%, 03/15/99 .................        43        46
GNMA Pool 433176
   8.000%, 08/15/26 .................       997     1,028
Resolution Trust Corporation CMO
   7.000%, 02/15/04 .................       171       172
---------------------------------------------------------
     Total Mortgage-Backed Securities
       (Cost $12,225) ...............              12,392
---------------------------------------------------------


                                         Face     Market
                                        Amount     Value
                                         (000)     (000)
                                        ------    ------
CORPORATE OBLIGATIONS (32.3%)
Alcan Aluminum
   5.875%, 04/01/00 .................    $2,000  $  1,985
Allstate
   5.875%, 06/15/98 .................     1,000     1,000
American Home Products
   6.875%, 04/15/97 .................     1,000     1,005
Associates of North America
   6.000%, 03/15/99 .................     1,000     1,003
AT&T Capital
   5.125%, 02/21/97 .................       400       400
Capital One Bank MTN
   6.830%, 05/17/99 .................     2,000     2,023
Caterpillar Financial Services MTN
   6.255%, 12/09/96 (A) .............     2,000     1,995
Chrysler Financial
   5.875%, 02/07/01 .................     3,000     2,959
Commercial Credit
   7.375%, 03/15/02 .................       500       525
Connecticut Light & Power
   5.500%, 02/01/99 .................     1,000       985
Detroit Edison
   6.400%, 10/01/98 .................       975       975
General Electric
   6.835%, 04/03/97 .................     1,000     1,005
General Motors Acceptance
   7.750%, 01/15/99 .................     1,500     1,553
Houston Lighting & Power
   5.250%, 01/01/97 .................     1,000     1,000
IBM MTN
   6.375%, 06/15/00 .................     2,000     2,018
Philip Morris
   9.250%, 12/01/97 .................     1,000     1,034
   6.375%, 01/15/98 .................     2,000     2,013
Pitney Bowes Credit
   6.250%, 06/01/98 .................     1,000     1,006
Salomon Brothers
   7.125%, 08/01/99 .................     1,300     1,324
USL Capital
   6.500%, 12/01/03 .................     2,000     2,015
---------------------------------------------------------
     Total Corporate Obligations
       (Cost $27,713) ...............              27,823
---------------------------------------------------------
ASSET BACKED SECURITIES (17.4%)
Advanta Credit Card Master Trust,
   Ser 1995-F A1
   6.050%, 08/01/03 .................     1,000     1,000
American Express Master Trust,
   Ser 1992-2A
   6.600%, 05/15/00 .................     2,000     2,032
Chase Manhattan Grantor Trust,
   Ser 1995-B
   5.900%, 11/15/01 .................     1,226     1,228
CIT RV Grantor Trust, Ser 1994-A, Cl A
   4.900%, 07/15/09 .................       955       937
CoreStates Home Equity Trust, Ser 1994-1A
   6.650%, 05/15/09 .................       714       714

STATEMENT OF NET ASSETS                                         CRESTFUNDS, INC.
November 30, 1996
--------------------------------------------------------------------------------
LIMITED TERM BOND FUND (concluded)

                                         Face     Market
                                        Amount     Value
                                         (000)     (000)
                                        ------    ------

EQCC Home Equity Loan Trust,
  Ser 1994-1 A
   5.800%, 03/15/09 .................    $1,118  $  1,084
Equivantage, Ser 1996-1 A1
   6.550%, 10/25/25 .................     1,632     1,622
Ford Credit Auto Owner Trust,
  Ser 1996-A A2
   6.300%, 12/15/98 .................     2,000     2,012
Greentree Manufacturing Housing,
  Ser 1995-7 A2
   6.150%, 11/15/26 .................     1,000     1,001
Premier Auto Trust, Ser 1993-5 A2
   4.220%, 03/02/99 .................       428       424
Spiegel Master Trust, Ser 1995-A
   7.500%, 09/15/04 .................     1,000     1,041
The Money Store Home Equity Trust,
  Ser 1995-A1
   7.925%, 02/15/14 .................     1,846     1,883
Volvo Auto Receivables Grantor Trust,
  Ser 1992-B, Cl A
   5.450%, 12/15/98 .................        36        36
---------------------------------------------------------
     Total Asset Backed Securities
       (Cost $14,908) ...............              15,014
---------------------------------------------------------
CASH EQUIVALENT (1.3%)
Aim Liquid Assets Portfolio .........     1,131     1,131
---------------------------------------------------------
     Total Cash Equivalent
       (Cost $1,131) ................               1,131
---------------------------------------------------------
     Total Investments (98.3%)
       (Cost $84,168) ...............              84,662
---------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET (1.7%)            1,433
---------------------------------------------------------
NET ASSETS:
Portfolio Shares of Trust Class
  ($.001 par value -- 1.4 billion shares
  authorized) based on
  8,558,773 outstanding shares ......              86,045
Portfolio Shares of Investor Class A
  ($.001 par value -- .1 billion shares
  authorized) based on 112,691
  outstanding shares ................               1,151
Accumulated net realized loss
  on investments ....................              (1,595)
Net unrealized appreciation
  on investments ....................                 494
---------------------------------------------------------
     Total Net Assets: (100.0%) .....             $86,095
---------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE -- TRUST CLASS
($84,973,419 DIVIDE 8,558,773
SHARES OUTSTANDING) .................               $9.93
---------------------------------------------------------

                                                   Market
                                                    Value
                                                    (000)
                                                   ------
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE -- INVESTOR CLASS A
($1,121,727 DIVIDE 112,691
SHARES OUTSTANDING) .................               $9.95
---------------------------------------------------------
OFFERING PRICE PER SHARE-- INVESTOR CLASS A
($9.95 DIVIDE 98.0%) .....................         $10.15
=========================================================

(A) Floating Rate Security--the rate reflected on the Statement of Net Assets is the rate in effect on November 30, 1996. The date reported on the Statement of Net Assets is the later of the date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
ARM--Adjustable Rate Mortgage
Cl--Class
CMO--Collateralized Mortgage Obligation
FFCB--Federal Farm Credit Bank
FHLB--Federal Home Loan Bank
FHLMC--Federal Home Loan Mortgage Corporation
FNMA--Federal National Mortgage Association
GNMA--Government National Mortgage Association
MTN--Medium Term Note
REMIC--Real Estate Mortgage Investment Conduit
Ser--Series
TBA--To Be Announced



The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS                                         CRESTFUNDS, INC.
November 30, 1996
--------------------------------------------------------------------------------
INTERMEDIATE BOND FUND

                                         Face      Market
                                        Amount     Value
                                         (000)     (000)
                                        ------    ------

U.S. TREASURY OBLIGATIONS (32.7%)
U.S. Treasury Bonds
  10.000%, 05/15/10 .................    $2,000  $  2,503
   8.000%, 11/15/21 .................     5,000     5,924
   7.125%, 02/15/23 .................     2,000     2,157
   6.250%, 08/15/23 .................     5,000     4,845
U.S. Treasury Notes
   7.875%, 01/15/98 .................     4,000     4,104
   5.125%, 03/31/98 .................     3,000     2,986
   6.250%, 06/30/98 .................     3,000     3,032
   8.250%, 07/15/98 .................     2,500     2,603
   5.875%, 08/15/98 .................     3,000     3,014
   6.375%, 01/15/99 .................     3,000     3,047
   5.000%, 02/15/99 .................     1,000       987
   6.875%, 07/31/99 .................     2,000     2,057
   8.000%, 08/15/99 .................     3,700     3,911
   7.875%, 11/15/99 .................     1,000     1,058
   5.500%, 04/15/00 .................     2,000     1,986
   6.125%, 07/31/00 .................     2,000     2,023
   6.250%, 08/31/00 .................     6,000     6,093
   5.500%, 12/31/00 .................     3,000     2,966
   8.000%, 05/15/01 .................     2,000     2,170
   7.875%, 08/15/01 .................     1,000     1,083
   7.500%, 11/15/01 .................     2,000     2,141
   6.375%, 08/15/02 .................     4,500     4,610
   5.750%, 08/15/03 .................     3,000     2,968
   7.250%, 05/15/04 .................     5,000     5,377
   7.875%, 11/15/04 .................     5,200     5,802
   7.500%, 02/15/05 .................     5,000     5,469
   6.500%, 05/15/05 .................     4,650     4,790
   5.625%, 02/15/06 .................     3,000     2,910
---------------------------------------------------------
     Total U.S. Treasury Obligations
       (Cost $89,353) ...............              92,616
---------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS (6.4%)
FFCB MTN
   7.125%, 06/01/01 .................     2,500     2,609
  8.600%, 05/30/06,
      Callable 05/30/01 @ 100 .......     1,000     1,077
FHLB
   6.184%, 01/18/97 (A) .............     1,000     1,001
FHLMC
   5.980%, 12/08/05 .................     1,000       980
FNMA
   8.350%, 11/10/99 .................     1,000     1,067
   6.380%, 06/25/03 .................     5,000     4,975
FNMA MTN
  6.250%, 01/14/04,
      Callable 01/14/97 @ 100 .......     3,300     3,234
  6.770%, 09/01/05 ..................     3,000     3,096
---------------------------------------------------------
     Total U.S. Government Agency Obligations
       (Cost $18,057) ...............              18,039
---------------------------------------------------------

                                         Face     Market
                                        Amount     Value
                                         (000)     (000)
                                        ------    ------
MORTGAGE-BACKED SECURITIES (16.2%)
FHLMC Pool D71261
   7.500%, 05/01/26 .................   $ 6,843   $ 6,935
FHLMC Pool E00412
   7.000%, 01/01/11 .................     1,825     1,841
FHLMC REMIC 1726B
   6.750%, 11/15/04 .................     7,000     7,080
FNMA Pool 356039
   6.500%, 08/01/03 .................     3,035     3,031
FNMA REMIC 91-01 1G
   7.000%, 01/25/21 .................     1,500     1,494
FNMA TBA
   7.000%, 12/11/26 .................    10,000     9,906
GNMA Pool 207206
   9.750%, 03/15/99 .................        70        75
GNMA Pool 376345
   6.500%, 12/15/23 .................     8,048     7,824
GNMA Pool 433176
   8.000%, 08/15/26 .................     7,493     7,725
Resolution Trust Corporation CMO
   7.000%, 02/15/04 .................       137       138
---------------------------------------------------------
     Total Mortgage-Backed Securities
       (Cost $45,079) ...............              46,049
---------------------------------------------------------
CORPORATE OBLIGATIONS (33.8%)
Allstate
   5.875%, 06/15/98 .................     1,000     1,000
Associates of North America
   6.000%, 03/15/99 .................     1,000     1,003
AT&T
   7.000%, 05/15/05 .................     1,000     1,034
AT&T MTN
   5.520%, 01/26/97 (A) .............     1,000       995
Bank of New York
   7.625%, 07/15/02 .................     1,000     1,061
BankAmerica
   7.500%, 10/15/02 .................     1,000     1,058
   6.875%, 06/01/03 .................     5,000     5,113
Capital One Bank MTN
   6.830%, 05/17/99 .................     2,000     2,023
Caterpillar Financial Services MTN
   6.255%, 12/09/96 (A) .............     2,000     1,995
Central Fidelity
   8.150%, 11/15/02 .................     3,000     3,251
Chrysler Financial Corp.
   5.625%, 01/15/99 .................     1,000       994
Citicorp
   6.750%, 08/15/05 .................     6,000     6,038
First Chicago
   7.625%, 01/15/03 .................     1,000     1,058
First Fidelity
   8.500%, 04/01/98 .................     2,000     2,070
Ford Motor
   7.500%, 11/15/99 .................     1,000     1,039

STATEMENT OF NET ASSETS                                         CRESTFUNDS, INC.
November 30, 1996
--------------------------------------------------------------------------------
INTERMEDIATE BOND FUND (continued)

                                         Face     Market
                                        Amount     Value
                                         (000)     (000)
                                        ------    ------

CORPORATE OBLIGATIONS (continued)
Ford Motor Credit
   6.750%, 05/15/05 .................    $6,000   $ 6,015
General Motors Acceptance
   8.500%, 01/01/03 .................     1,000     1,101
General Motors Acceptance MTN
   7.000%, 03/01/00 .................     1,000     1,023
General Motors
   7.000%, 06/15/03 .................     6,000     6,203
General Telephone of Michigan
   7.500%, 11/01/01 .................     1,000     1,011
Gulf States Utilities
   6.770%, 08/01/05 .................     5,000     4,838
IBM
   6.375%, 06/15/00 .................     2,000     2,018
Illinois Bell Telephone
   5.800%, 02/01/04 .................     1,000       964
International Bank Reconstruction
  & Development
   0.000%, 02/15/08 .................     2,000       960
International Bank Reconstruction &
  Development MTN
   9.100%, 06/01/99 .................     1,500     1,616
Joseph E. Seagram and Sons
   7.000%, 04/15/08 .................     5,000     5,131
KeyCorp
   8.000%, 07/01/04 .................     1,000     1,080
KMart
   8.125%, 12/01/06 .................     5,000     4,613
Lehman Brothers
   10.000%, 05/15/99 ................     3,000     3,248
Loews
   8.250%, 01/15/07 .................     1,000     1,038
Marriott International
   7.125%, 06/01/07 .................     1,750     1,765
Mellon Bank
   6.500%, 08/01/05 .................     2,000     1,983
Morgan Stanley
   6.375%, 12/15/03 .................     1,000     1,000
NationsBank
   6.875%, 02/15/05 .................     5,000     5,069
Occidental Petroleum
   8.500%, 11/09/01 .................     1,500     1,635
Philip Morris
   9.250%, 12/01/97 .................     2,500     2,584
   7.125%, 08/15/02 .................     1,000     1,024
Pitney Bowes Credit
   6.625%, 06/01/02 .................     6,550     6,689
Sovran Financial
   9.750%, 06/15/99 .................     1,000     1,085
USL Capital
   6.500%, 12/01/03 .................     2,000     2,015
WMX Technologies
   6.250%, 10/15/00 .................       500       501
---------------------------------------------------------
     Total Corporate Obligations
       (Cost $94,799) ...............              95,941
---------------------------------------------------------


                                         Face     Market
                                        Amount     Value
                                         (000)     (000)
                                        ------    ------

ASSET BACKED SECURITIES (7.5%)
American Express Master Trust,
  Ser 1992-2A
   6.600%, 05/15/00 .................    $6,350  $  6,452
CIT RV Grantor Trust, Ser 1994-A, Cl A
   4.900%, 07/15/09 .................       645       633
EQCC Home Equity Loan Trust,
  Ser 1994-1, Cl A
   5.800%, 03/15/09 .................     1,105     1,071
Ford Credit Auto Owner Trust,
  Ser 1996-A A2
   6.300%, 12/15/98 .................     4,039     4,063
Greentree Financial, Ser 1995-9 A2
   6.000%, 01/15/27 .................     2,000     2,009
Greentree Manufacturing Housing,
  Ser 1995-7 A2
   6.150%, 11/15/26 .................     2,000     2,001
Olympic Automobile Receivables Trust,
  Ser 1995-D A4
   6.050%, 11/15/00 .................     3,700     3,717
The Money Store Home Equity Trust,
  Ser 1995-A1
   7.925%, 02/15/14 .................     1,154     1,177
Volvo Auto Receivables Grantor Trust,
  Ser 1992-B, Cl A
   5.450%, 12/15/98 .................       207       207
---------------------------------------------------------
     Total Asset Backed Securities
       (Cost $21,112) ...............              21,330
---------------------------------------------------------
CASH EQUIVALENT (3.0%)
Aim Liquid Assets Portfolio .........     8,393     8,393
---------------------------------------------------------
     Total Cash Equivalent
       (Cost $8,393) ................               8,393
---------------------------------------------------------
     Total Investments (99.6%)
       (Cost $276,793) ..............             282,368
---------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET (0.4%)            1,057
---------------------------------------------------------

STATEMENT OF NET ASSETS                                         CRESTFUNDS, INC.
November 30, 1996
--------------------------------------------------------------------------------
INTERMEDIATE BOND FUND (concluded)

                                                   Value
                                                   (000)
                                                  ------
NET ASSETS:
Portfolio  Shares  of  Trust  Class
  ($.001  par  value  -- 1.4  billion
shares authorized) based on
  28,290,541 outstanding shares..............    $277,555
Portfolio  Shares of  Investor  Class A
  ($.001  par value -- .1  billion  shares
  authorized) based on 225,004
  outstanding shares.........................       2,233
Undistributed net investment income..........          13
Accumulated net realized loss
  on investments.............................      (1,951)
Net unrealized appreciation
  on investments.............................       5,575
---------------------------------------------------------
     Total Net Assets: (100.0%)..............    $283,425
---------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE -- TRUST CLASS
($281,186,874 DIVIDE 28,290,541
SHARES OUTSTANDING)..........................       $9.94
---------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE - INVESTOR CLASS A
($2,237,654 DIVIDE 225,004
SHARES OUTSTANDING)..........................       $9.94
---------------------------------------------------------
OFFERING PRICE PER SHARE -- INVESTOR CLASS A
($9.94 DIVIDE 97.0%).........................      $10.25
=========================================================

(A) Floating Rate Security--the rate reflected on the Statement of Net Assets is the rate in effect on November 30, 1996. The date reported on the Statement of Net Assets is the later of the date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
Cl--Class
CMO--Collateralized Mortgage Obligation
FFCB--Federal Farm Credit Bank
FHLB--Federal Home Loan Bank
FHLMC--Federal Home Loan Mortgage Corporation
FNMA--Federal National Mortgage Association
GNMA--Government National Mortgage Association
MTN--Medium Term Note
Ser--Series
TBA--To Be Announced

The  accompanying  notes  are an  integral  part of the financial statements.

STATEMENT OF NET ASSETS                                         CRESTFUNDS, INC.
November 30, 1996
--------------------------------------------------------------------------------
GOVERNMENT BOND FUND

                                         Face     Market
                                        Amount     Value
                                         (000)     (000)
                                        ------    ------

U.S. TREASURY OBLIGATIONS (55.0%)
U.S. Treasury Bonds
   8.750%, 11/15/08....................  $  500   $   574
   8.125%, 05/15/21....................     500       599
   8.000%, 11/15/21....................     500       592
   7.125%, 02/15/23....................     250       270
   6.250%, 08/15/23....................   1,100     1,066
U.S. Treasury Notes
   6.000%, 11/30/97....................     250       251
   6.000%, 12/31/97....................     500       503
   5.125%, 02/28/98....................     250       249
   5.125%, 03/31/98....................     500       498
   5.875%, 04/30/98....................     500       503
   5.375%, 05/31/98....................     250       250
   6.000%, 05/31/98....................   1,050     1,057
   6.250%, 06/30/98....................     500       505
   5.875%, 08/15/98....................     500       503
   6.375%, 01/15/99....................     500       508
   5.000%, 02/15/99....................     250       247
   5.875%, 03/31/99....................     250       251
   6.750%, 05/31/99....................     500       512
   8.750%, 08/15/00....................     500       549
   5.625%, 02/28/01....................     250       248
   6.375%, 08/15/02....................     500       512
   5.750%, 08/15/03....................     250       247
   5.875%, 02/15/04....................     250       249
   5.875%, 11/15/05....................     250       247
   5.625%, 02/15/06....................     500       485
---------------------------------------------------------
     Total U.S. Treasury Obligations
       (Cost $11,188)..................            11,475
---------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS (5.3%)
FHLMC
   6.395%, 05/16/00....................     500       508
   5.980%, 12/08/05....................     350       343
FNMA MTN
   6.770%, 09/01/05....................     250       258
---------------------------------------------------------
     Total U.S. Government Agency Obligations
       (Cost $1,109)                                1,109
---------------------------------------------------------
MORTGAGE-BACKED SECURITIES (13.4%)
FHLMC Pool D71261
   7.500%, 05/01/26.....................    391       396
FHLMC Pool E00412
   7.000%, 01/01/11.....................    276       279
FNMA Pool 356039
   6.500%, 08/01/03.....................    249       248
FNMA TBA
   7.000%, 12/11/26.....................    750       743
GNMA Pool 352020
   6.500%, 11/15/23.....................    630       612
GNMA Pool 433176
   8.000%, 08/15/26.....................    499       514
---------------------------------------------------------
     Total Mortgage-Backed Securities
       (Cost $2,749)....................            2,792
---------------------------------------------------------


                                          Face     Market
                                         Amount     Value
                                          (000)     (000)
                                         ------    ------

CORPORATE OBLIGATIONS (16.4%)
Associates of North America
   6.000%, 03/15/99....................    $250    $  251
   6.000%, 03/15/00....................     250       249
AT&T
   7.000%, 05/15/05....................     250       258
Capital One Bank MTN
   6.830%, 05/17/99....................     250       253
Ford Motor Credit
   6.750%, 05/15/05....................     400       401
General Motors Acceptance
   7.750%, 01/15/99....................     250       259
Houston Lighting & Power
   6.100%, 03/01/00....................     250       249
IBM
   6.375%, 06/15/00....................     250       252
Marriott International
   7.125%, 06/01/07....................     250       252
Paine Webber
   6.250%, 06/15/98....................     250       251
Philip Morris
   7.625%, 05/15/02....................     250       262
Pitney Bowes Credit
   6.250%, 06/01/98....................     250       252
Wal-Mart Stores
   5.875%, 10/15/05....................     250       240
---------------------------------------------------------
     Total Corporate Obligations
       (Cost $3,368)...................             3,429
---------------------------------------------------------
ASSET BACKED SECURITIES (5.4%)
EQCC Home Equity Loan Trust,
  Ser 1994-1 A
   5.800%, 03/15/09....................     138       134
Honda Auto Receivables Grantor Trust,
  Ser 1995-A
   6.200%, 12/15/00....................     455       457
Olympic Automobile Receivables Trust,
  Ser 1995-D A4
   6.050%, 11/15/00....................     300       301
The Money Store, Ser 1995-A1
   7.925%, 02/15/14....................     231       235
---------------------------------------------------------
     Total Asset Backed Securities
       (Cost $1,123)...................             1,127
---------------------------------------------------------
CASH EQUIVALENT (2.7%)
Aim Liquid Assets Portfolio............     571       571
---------------------------------------------------------
     Total Cash Equivalent
       (Cost $571).....................               571
---------------------------------------------------------

STATEMENT OF NET ASSETS                                         CRESTFUNDS, INC.
November 30, 1996
--------------------------------------------------------------------------------
GOVERNMENT BOND FUND (concluded)

                                         Face     Market
                                        Amount     Value
                                         (000)     (000)
                                        ------    ------

REPURCHASE AGREEMENT (5.0%)
J.P. Morgan
   5.670%, dated 11/29/96, matures
  12/02/96, repurchase price $1,031,387
  (collateralized by GNMA obligation par
  value $1,025,000, 8.000%, 11/15/26;
  total market value: $1,060,847)
   5.670%............................    $1,031 $   1,031
---------------------------------------------------------
     Total Repurchase Agreement
       (Cost $1,031).................               1,031
---------------------------------------------------------
     Total Investments (103.2%)
       (Cost $21,139)................              21,534
---------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET (-3.2%)            (665)
---------------------------------------------------------
NET ASSETS:
Portfolio  Shares  of  Trust  Class
  ($.001  par  value  -
  .75  billion  shares
  authorized) based on
  1,944,916 outstanding shares..................   19,865
Portfolio  Shares of  Investor
  Class B ($.001 par value -
  .125  billion  shares
  authorized) based on
  67,154 outstanding shares......................     700
Accumulated net realized loss
  on investments                                      (91)
Net unrealized appreciation
  on investments.................................     395
---------------------------------------------------------
     Total Net Assets: (100.0%).................. $20,869
---------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE -- TRUST CLASS
($20,170,982 DIVIDE 1,944,916
SHARES OUTSTANDING)..............................  $10.37
---------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE -- INVESTOR CLASS B(1)
($697,926 DIVIDE 67,154 SHARES OUTSTANDING)...........  $10.39
=========================================================

(1) Investors Class B has a contingent deferred sales charge. For description of a possible redemption charge, see the notes to the financial statements.
FHLMC--Federal Home Loan Mortgage Corporation
FNMA--Federal National Mortgage Association
GNMA--Government National Mortgage Association
MTN--Medium Term Note
Ser--Series
STRIPS--Separate Trading of Registered Interest and Principal Securities
TBA--To Be Announced

  The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS                                         CRESTFUNDS, INC.
November 30, 1996
--------------------------------------------------------------------------------
VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND

                                         Face     Market
                                        Amount     Value
                                         (000)     (000)
                                        ------    ------

MUNICIPAL BONDS (98.5%)
VIRGINIA
Alexandria, VA Industrial
  Development Authority, RB
   7.200%, 01/01/98...................   $1,000    $1,007
Arlington County, VA Industrial
  Development Authority Arlington
  Hospital Facility Project, RB,
  Callable 09/01/03 @ 102
   5.125%, 09/01/08...................    1,000       986
Arlington County, VA Industrial
  Development Authority Arlington
  Hospital Facility Project, RB,
  Callable 09/01/03 @ 102, AMBAC
   4.800%, 09/01/05...................    1,000     1,001
Arlington County, VA Public Improvements,
  GO, Callable 07/15/03 @ 102
   5.000%, 07/15/04...................    1,000     1,031
Arlington County, VA Public Improvements,
  GO, Callable 08/01/04 @ 102
   5.750%, 08/01/08...................    2,500     2,659
Arlington County, VA
  Refunding Bond, GO
   4.750%, 06/01/08...................    4,000     3,960
Augusta, VA Hospital Project, RB,
  Prerefunded 09/01/01 @ 102
   7.000%, 09/01/21...................    2,000     2,257
Big Stone Gap, VA Redevelopment &
  Housing Authority Wallens Ridge
  Project, RB, Callable 09/01/05 @ 102
   5.250%, 09/01/10...................    3,600     3,582
Chesapeake, VA Hospital Authority
  General Hospital Project, RB
   8.200%, 07/01/05...................    1,000     1,119
Chesapeake, VA Public
  Improvements, GO
   5.800%, 08/01/02...................    2,000     2,130
Chesapeake, VA Refunding
  Bond, GO
   5.400%, 12/01/08...................    2,500     2,594
Chesterfield County,
  VA Public Improvements,
  GO, Callable 07/15/02 @ 101.50
   5.875%, 07/15/09...................    2,000     2,107
Chesterfield County, VA
  Refunding Bond, GO
   5.650%, 07/15/00...................    3,000     3,154
Chesterfield County, VA, Ser A, GO,
  Prerefunded 01/15/00 @ 102
   6.750%, 01/15/10...................    1,000     1,090
Danville, VA School Improvements, GO,
  Callable 08/01/03 @ 102, MBIA
   5.400%, 08/01/08...................      500       514
Fairfax County, VA Industrial
  Development Authority Inova Health System
  Project, RB, Callable 08/15/06 @ 102
   5.300%, 08/15/07...................    1,500     1,532


                                         Face     Market
                                        Amount     Value
                                         (000)     (000)
                                        ------    ------
Fairfax County, VA Refunding Bond,
   Ser B, GO, Callable
   11/01/99 @ 100.50
   5.500%, 05/01/01 (B)...............   $2,500    $2,603
Fairfax County, VA School
  Improvements, GO,
  Callable 06/01/01 @ 102
   5.200%, 06/01/13 (B)...............    5,000     4,937
Fairfax County, VA Sewer
  Authority, RB
   5.625%, 07/15/01...................    1,000     1,054
Fairfax County, VA Sewer Authority, RB,
  Callable 11/15/03 @ 102, AMBAC
   5.400%, 11/15/07...................    2,000     2,070
   5.500%, 11/15/09...................    3,000     3,082
Fairfax County, VA Sewer
  Authority, RB, Prerefunded
  11/15/99 @ 102, AMBAC
   6.700%, 11/15/00...................    1,000     1,089
Fauquier County, VA School
  Improvements, GO, Callable
  07/15/03 @ 102
   5.550%, 07/15/09...................      800       823
Fredericksburg, VA Industrial
  Development Authority Medicorp
  Health System Project, RB,
  Callable 06/15/07 @ 102, AMBAC
   5.300%, 06/15/10...................    3,000     2,977
Hampton, VA Public Improvements, GO
   6.400%, 01/01/99...................    1,500     1,567
Hampton, VA Public Improvements,
  Ser C, GO, Callable 08/01/03 @ 102
   4.800%, 08/01/06...................    1,000       990
Hampton, VA Sanitation District
  Wastewater Authority, RB,
  Callable 10/01/03 @ 102
   4.900%, 10/01/06...................    1,000     1,002
Harrisonburg, VA Industrial
  Development Authority Rockingham
  Memorial Hospital Project, RB,
  Callable 12/01/02 @ 102, MBIA
   5.750%, 12/01/13...................    3,000     3,037
Harrisonburg, VA Refunding Bond, GO
   6.000%, 08/01/99...................    1,000     1,044
   6.100%, 08/01/00...................    1,000     1,060
Henrico County, VA Industrial
  Development Authority Governmental
  Projects, RB, Callable 06/01/06 @ 102
   5.150%, 06/01/07...................    2,500     2,537
Henrico County, VA Industrial
  Development Authority
  Westminister Project, RB
   7.300%, 10/01/99...................    1,060     1,078
Henrico County, VA Refunding Bond, GO
   4.500%, 01/15/00...................    1,000     1,011
Henrico County, VA Refunding Bond,
  GO, Callable  01/15/03 @ 102
   5.200%, 01/15/07....................   1,000     1,029

STATEMENT OF NET ASSETS                                         CRESTFUNDS, INC.
November 30, 1996
--------------------------------------------------------------------------------
VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND (continued)

                                         Face     Market
                                        Amount     Value
                                         (000)     (000)
                                        ------    ------

Henry County, VA Public
  Improvements, GO,
  Callable 07/15/04 @ 102
   6.000%, 07/15/14...................   $1,000   $ 1,042
James City, VA Public
  Improvements, GO, FGIC
   4.800%, 12/15/05 (B)...............    1,000     1,000
James Madison University, VA, RB,
  Callable 06/01/03 @ 102
   5.375%, 06/01/09...................      500       497
Loudoun County, VA Sanitation Authority,
  RB, Callable 01/01/03 @ 102, FGIC
   5.900%, 01/01/02...................    1,000     1,066
Loudoun County, VA Sanitation Authority,
  RB, Callable 04/01/03 @ 102, FGIC
   6.100%, 01/01/04...................    1,250     1,361
Lynchburg, VA Refunding Bond, GO
   5.250%, 04/01/08...................    2,000     2,042
Newport News, VA Public Housing
  Authority Multi-Family Housing
  For Newport-Oxford Project, RB
   3.500%, 12/02/96 (A) (B)...........    1,300     1,300
Newport News, VA Public Improvements,
  Ser A, GO, Callable 01/15/06 @ 102
   5.200%, 01/15/16...................      960       929
Newport News, VA Public
  Improvements, Ser A, GO,
  Callable 07/01/05 @ 102, MBIA
   5.500%, 07/01/12...................    2,500     2,541
Newport News, VA Refunding Bond, GO,
  Callable 07/01/99 @ 101.50
   5.700%, 07/01/05...................    2,000     2,077
Newport News, VA School Improvements,
  Ser A, GO, Callable 11/01/00 @ 100.25
   6.200%, 11/01/01...................    1,000     1,070
Newport News, VA School Improvements,
  Ser A, GO, Prerefunded 11/01/00 @ 100.50
   6.300%, 11/01/02...................    1,000     1,079
Norfolk, VA Industrial Development
  Authority Childrens Hospital
  Project, RB, AMBAC
   6.900%, 06/01/06...................    1,000     1,159
Norfolk, VA Industrial Development
  Authority Childrens Hospital Project,
  RB, Callable  06/01/04 @ 102, AMBAC
   5.100%, 06/01/07...................    1,000     1,007
Norfolk, VA Industrial Development
  Authority Sentara Hospital Project,
  Ser A, RB, Callable 11/01/04 @ 102
   4.900%, 11/01/07...................    2,500     2,453
   5.000%, 11/01/08...................    2,500     2,453
Norfolk, VA Industrial Development
  Authority Sentara Hospital Project,
  Ser A, RB, Callable 11/01/04 @ 102
   4.800%, 11/01/06...................    1,000       982


                                         Face     Market
                                        Amount     Value
                                         (000)     (000)
                                        ------    ------
Norfolk, VA Redevelopment &
  Housing  Authority Tidewater
  Community College Project, RB,
  Callable 11/01/05 @ 102
   5.800%, 11/01/08..................    $  700    $  745
Norfolk, VA Refunding Bond, GO
   4.700%, 06/01/02 (B)..............     1,000     1,015
Norfolk, VA Refunding Bond, Ser A, GO
   5.100%, 02/01/00..................     4,000     4,100
Norfolk, VA Refunding &
  Improvement Bond, GO
   5.000%, 02/01/03..................     1,000     1,024
Peninsula Ports, VA Hospital
  Authority Mary Immaculate Project, RB
   8.000%, 08/01/99..................       765       807
Peninsula Ports, VA Industrial
  Development Authority Olde Hampton Hotel
  Project, RB, Callable 07/01/97 @ 101
   4.875%, 07/01/16 (B)..............       500       505
Peninsula Ports, VA Riverside
  Health System Project, Ser A, RB
   5.600%, 07/01/98..................       500       509
Petersburg, VA Hospital Authority
  Southside Regional Medical
  Center Project, RB
   5.600%, 07/01/00..................     1,600     1,650
   5.900%, 07/01/02..................     1,000     1,054
Portsmouth, VA Public
  Improvements, GO,
  Prerefunded 08/01/00 @ 102
   6.750%, 08/01/04..................     1,500     1,652
Portsmouth, VA Refunding Bond, GO
   5.000%, 08/01/02..................     1,000     1,022
Portsmouth, VA Refunding Bond, GO,
  Callable 08/01/03 @ 102
   5.450%, 08/01/07..................     2,000     2,075
Prince William County, VA Park
  Authority, RB
   5.500%, 10/15/99..................       500       505
   5.800%, 10/15/01..................       500       511
Prince William County, VA Park
  Authority, RB, Callable 10/15/04 @ 102
   6.200%, 10/15/05..................       500       519
Prince William County, VA Public
  Improvements, GO,
  Prerefunded 02/01/99 @ 101.25
   6.200%, 02/01/04..................     1,000     1,055
Prince William County, VA Refunding Bond,
  Ser A, GO
   5.600%, 12/01/00..................     1,000     1,052
Prince William County, VA Refunding Bond,
  Ser C, GO, Callable 08/01/03 @ 102
   5.000%, 08/01/07 (B)...............    5,000     5,012
Prince William County, VA Refunding Bond,
  Ser C, GO, Callable 08/01/03 @ 102
   5.100%, 08/01/08 (B)...............    1,000     1,002

STATEMENT OF NET ASSETS                                         CRESTFUNDS, INC.
November 30, 1996
--------------------------------------------------------------------------------
VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND (continued)

                                         Face     Market
                                        Amount     Value
                                         (000)     (000)
                                        ------    ------

Prince William County, VA Water &
  Sewer Authority, RB, FGIC
   6.000%, 07/01/00..................    $1,000   $ 1,057
Prince William County, VA Water &
  Sewer Authority, RB, Prerefunded
  07/01/01 @ 102, FGIC
   6.500%, 07/01/21..................     1,000     1,102
Richmond, VA Metropolitan
  Expressway Authority, Ser A, RB,
  Callable 07/15/02 @ 102, FGIC
   5.900%, 07/15/03..................     1,500     1,618
Richmond, VA Public Improvements,
  Ser A, GO
   6.000%, 01/15/00..................     2,000     2,097
   6.100%, 01/15/01                       2,750     2,922
Richmond, VA Public Improvements,
  Ser A, GO, Callable 01/15/05 @ 102
   5.200%, 01/15/08..................     1,250     1,269
   5.300%, 01/15/09..................     1,500     1,522
Richmond, VA Public Improvements,
  Ser A, GO, Prerefunded 01/15/01 @ 102
   6.300%, 01/15/04..................     1,000     1,091
Richmond, VA Public Utility Authority,
  Ser A, RB, Callable 01/15/98 @ 102
   7.100%, 01/15/00..................     1,000     1,049
Richmond, VA Refunding Bond, Ser B,
  GO, Prerefunded 01/15/99 @ 101
   6.500%, 01/15/02..................     1,500     1,588
Roanoke Valley, VA Waste Authority, RB
   5.400%, 09/01/02..................     1,450     1,474
Roanoke, VA Industrial Development
  Authority Roanoke Memorial
  Hospital Project, RB
   6.900%, 07/01/99..................     1,000     1,060
Roanoke, VA Industrial Development
  Authority Roanoke Memorial
  Hospital Project, Ser B, RB,
  Callable 07/01/02 @ 102
   5.900%, 07/01/06..................     2,500     2,631
Roanoke, VA Industrial Development
  Authority Roanoke Memorial
  Hospital Project, Ser B, RB,
  Callable 07/01/02 @ 102
   5.800%, 07/01/05..................       500       521
Roanoke, VA Public Improvements, GO
   6.625%, 08/01/97..................     1,000     1,008
   6.700%, 08/01/98..................     1,000     1,009
   4.900%, 02/01/06..................     1,000     1,016
Roanoke, VA Public Improvements,
  GO, Callable 02/01/06 @ 102
   5.000%, 02/01/12..................     3,165     3,058
Roanoke, VA Public Improvements,
  Ser B, GO
   5.800%, 08/01/00..................     1,000     1,054


                                          Face      Market
                                         Amount      Value
                                          (000)      (000)
                                         ------     ------
Spotsylvania County, VA School
  Improvements, GO, Callable
  07/15/02 @ 102
   5.300%, 07/15/03..................    $1,500 $   1,553
Stafford County, VA Water
  Authority, RB, FGIC
   4.750%, 06/01/03..................     1,000     1,011
Suffolk, VA Redevelopment & Housing
  Authority Oak Springs Association
  Project, RB, Mandatory
  Put 02/01/97 @ 100
   6.250%, 02/01/05 (B)..............     1,500     1,502
Suffolk, VA Refunding &
  Improvement Bond, GO
   5.200%, 08/01/02..................     1,500     1,553
Suffolk, VA Refunding Bond, GO
   5.100%, 08/01/00..................     1,000     1,028
Suffolk, VA Refunding Bond, GO,
  Callable 08/01/03 @ 102
   5.600%, 08/01/06..................     2,000     2,098
   5.700%, 08/01/07..................     2,000     2,098
University of Virginia, Ser A, RB,
  Callable 06/01/03 @ 102
   5.200%, 06/01/12..................     1,500     1,485
University of Virginia,
  VA Hospital Authority,
  Ser E, RB, Callable 06/01/99 @ 102
   6.750%, 06/01/01..................     2,500     2,672
   6.900%, 06/01/04                       2,000     2,138
University of Virginia,  VA Hospital
  Authority,  Ser E, RB,
  Callable 06/01/99 @ 100
   6.000%, 06/01/13..................     1,000     1,014
Upper Occoquan, VA Sewer Authority, RB,
  Prerefunded 07/01/01 @ 102, MBIA
   6.150%, 07/01/03..................     1,000     1,095
   6.250%, 07/01/04..................     1,000     1,099
Upper Occoquan, VA Sewer Authority, RB,
  Ser A, Callable 07/01/06 @ 102, MBIA
   5.000%, 07/01/15..................     5,000     4,806
Upper Occoquan, VA Sewer Authority,
  Ser A, RB,
  Callable 07/01/06 @ 102, MBIA
   5.000%, 07/01/08..................     1,000       984
Virginia Beach, VA Development
  Authority Sentara Bayside
  Hospital Project, RB, Callable
  11/01/01 @ 102
   6.300%, 11/01/21..................     1,750     1,813
Virginia Beach, VA Highway Improvements,
  Ser A, GO, Callable 03/01/01 @ 102
   6.400%, 03/01/03..................     1,000     1,081
Virginia Beach, VA Judicial Center
  Project, Prerefunded 09/01/00
  @ 102, COP, FGIC
   7.000%, 09/01/01..................     1,500     1,669
Virginia Beach, VA Public Improvements,
  GO, Callable 05/01/97 @ 102
   6.900%, 05/01/98..................     1,000     1,032

STATEMENT OF NET ASSETS                                         CRESTFUNDS, INC.
November 30, 1996
--------------------------------------------------------------------------------
VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND (continued)

                                         Face     Market
                                        Amount     Value
                                         (000)     (000)
                                        ------    ------

Virginia Beach, VA Public
  Improvements, Ser A, GO,
  Prerefunded 06/01/00 @ 102
   6.850%, 06/01/03...................   $2,000   $ 2,203
Virginia Beach, VA Public Improvements,
  Ser A, GO, Prerefunded 10/01/99 @ 102
   6.900%, 10/01/03...................    1,000     1,090
Virginia Beach, VA Public Improvements,
  Ser C, GO
   6.100%, 08/01/00...................    1,000     1,068
   6.100%, 08/01/01...................    1,000     1,080
Virginia Beach, VA Refunding Bond, GO
   5.000%, 07/15/03...................    1,000     1,034
   5.300%, 07/15/07...................    2,000     2,083
   5.450%, 07/15/11...................    1,000     1,031
Virginia Beach, VA Refunding Bond, GO,
  Callable 11/01/04 @ 102
   5.750%, 11/01/10 (B)...............    3,500     3,649
Virginia State College Building Authority
  University of Richmond Project, RB,
  Callable 11/01/02 @ 102
   6.250%, 11/01/12...................    2,000     2,105
Virginia State College Building Authority
  University of Richmond Project, RB,
  Callable 11/01/04 @ 100
   5.550%, 11/01/19...................    4,000     4,205
Virginia State College Building Authority
  University of Richmond Project, RB,
  Callable 11/01/99 @ 101
   6.400%, 11/01/22...................    1,000     1,060
Virginia State Education Loan Authority,
  Ser B, RB, ETM
   4.850%, 09/01/01 (B)...............      520       528
Virginia State Education Loan Authority,
  Ser F, RB, ETM
   5.250%, 03/01/00 (B)...............      560       578
Virginia State Housing Development
  Authority, Ser B, RB,
  Callable 05/01/00 @ 102
   7.375%, 05/01/05...................    1,000     1,044
Virginia State Housing Development
  Authority, Ser B, RB,
  Callable 01/01/06 @ 102
   6.350%, 01/01/15...................    3,000     3,094
Virginia State Housing Development
  Authority, Ser C, RB,
  Callable 05/01/04 @ 102
   5.700%, 05/01/05...................    1,000     1,035
Virginia State Housing Development
  Authority, Ser C, RB,
   Callable 11/01/03 @ 102
   5.600%, 11/01/07...................    1,000     1,009
Virginia State Housing Development
  Authority, Ser C, RB,
  Callable 01/01/02 @ 102
   6.000%, 07/01/06...................    2,000     2,043
   5.550%, 01/01/11...................    3,000     2,993


                                           Face     Market
                                          Amount     Value
                                           (000)     (000)
                                          ------    ------

Virginia State Housing Development
  Authority, Ser C-4, RB, Callable
  01/01/02 @ 102
   4.900%, 01/01/04...................     $1,000     $ 994
Virginia State Public Building Authority,
  RB, Callable 08/01/05 @ 101
   5.100%, 08/01/06...................      5,000     5,119
Virginia State Public Building Authority,
  Ser B, RB
   5.600%, 08/01/01...................      4,000     4,205
Virginia State Public School Authority,
  RB, Callable 01/01/02 @ 102
   6.250%, 01/01/08...................      2,000     2,143
Virginia State Public School Authority,
  Ser B, RB, Callable 01/01/00 @ 102
   5.850%, 01/01/02...................      1,500     1,579
Virginia State Public School Authority,
  Ser B, RB
   5.600%, 01/01/05 (B)...............      1,880     1,998
Virginia State Public School Authority,
  Ser C, RB
   4.500%, 01/01/00...................      1,000     1,006
Virginia State Public School Authority,
  Ser C, RB, Callable 08/01/05 @ 102
   5.000%, 08/01/07 (B)...............      1,000     1,003
Virginia State Public School Authority,
  Ser C, RB, Callable 01/01/04 @ 102
   4.875%, 01/01/09...................      1,000       970
Virginia State Refunding Bond, GO
   5.600%, 06/01/02...................      4,750     5,041
Virginia State Transportation Board
  Northern Transportation District, RB,
  Callable 05/15/03 @ 102
   5.000%, 05/15/06...................      1,250     1,261
Virginia State Transportation Board
  Northern Transportation District, RB,
  Prerefunded 07/01/00 @ 102, FSA
   7.000%, 07/01/05...................        970     1,075
Virginia State Transportation Board
  Refunding Bond, Ser A, GO,
  Callable 07/01/03 @ 102
   5.200%, 07/01/08...................      2,000     2,038
Virginia State Transportation Board U.S.
  Route 58 Corridor Project, RB,
  Callable 05/15/98 @ 102
   6.500%, 05/15/99...................      2,000     2,103
   6.000%, 05/15/19...................      1,000     1,023
Virginia State University Medical College
  Project, Ser D, RB
   3.900%, 07/01/99...................      2,000     1,985
   4.250%, 07/01/01...................      2,000     1,985
Virginia State University, Ser A, RB,
  Callable 05/01/06 @ 102
   5.625%, 05/01/16...................      2,500     2,516

STATEMENT OF NET ASSETS                                         CRESTFUNDS, INC.
November 30, 1996
--------------------------------------------------------------------------------
VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND (concluded)

                                         Face     Market
                                        Amount     Value
                                         (000)     (000)
                                        ------    ------

Winchester, VA Industrial Development
  Authority Medical Center Project, RB,
  Prerefunded 01/01/00 @ 102, AMBAC
   7.250%, 01/01/15...................   $1,000   $ 1,105
Winchester, VA Public Improvements, GO
   6.050%, 03/01/00...................      500       528
   6.150%, 03/01/01...................      500       536
Winchester, VA Refunding Bond, GO,
  Callable 01/15/04 @ 102
   5.400%, 01/15/08 (B)...............    1,000     1,024
---------------------------------------------------------
                                                  247,631
---------------------------------------------------------
     Total Municipal Bonds
       (Cost $239,923)................            247,631
---------------------------------------------------------
CASH EQUIVALENT (1.3%)
Federated Virginia Municipal Cash Trust   3,120     3,120
---------------------------------------------------------
     Total Cash Equivalent
       (Cost $3,120)..................              3,120
---------------------------------------------------------
     Total Investments (99.8%)
       (Cost $243,043)................            250,751
---------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET (0.2%)              571
---------------------------------------------------------
NET ASSETS:
Portfolio  Shares  of  Trust  Class
  ($.001  par  value  --
  .75  billion  shares
  authorized) based on
  23,798,681 outstanding shares...............    236,211
Portfolio  Shares of  Investor  Class A
  ($.001 par value -- .25  billion shares
  authorized) based on 801,395
  outstanding shares...........................     8,225
Accumulated net realized loss
  on investments...............................      (822)
Net unrealized appreciation
  on investments...............................     7,708
---------------------------------------------------------
     Total Net Assets: (100.0%)................  $251,322
---------------------------------------------------------

                                                  Market
                                                   Value
                                                   (000)
                                                  ------
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE -- TRUST CLASS
($243,137,138 DIVIDE 23,798,681
SHARES OUTSTANDING)............................   $10.22
--------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE -- INVESTOR CLASS A
($8,184,588 DIVIDE 801,395
SHARES OUTSTANDING)............................   $10.21
--------------------------------------------------------
OFFERING PRICE PER SHARE -- INVESTOR
CLASS A ($10.21 DIVIDE 96.5%)..................   $10.58
========================================================

(A) Floating Rate Security--the rate reflected on the Statement of Net Assets is the rate in effect on November 30, 1996. The date reported on the Statement of Net Assets is the later of the date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
(B) Security backed by letter of credit or credit support.
AMBAC--American Municipal Bond Assurance Corporation
COP--Certificate of Participation
ETM--Escrowed to Maturity
FGIC--Federal Guaranty Insurance Company
FSA--Financial Securities Assurance, Inc.
GO--General Obligation
MBIA--Municipal Bond Investors Assurance
RB--Revenue Bond
Ser--Series

   The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS                                         CRESTFUNDS, INC.
November 30, 1996
--------------------------------------------------------------------------------
VIRGINIA MUNICIPAL BOND FUND
                                         Face     Market
                                        Amount     Value
                                         (000)     (000)
                                        ------    ------

MUNICIPAL BONDS (100.5%)
VIRGINIA
Albemarle County, VA Industrial
  Development Authority Hospital
  Revenue, RB, Callable 10/01/03 @ 102
   5.800%, 10/01/09...................     $500      $508
Alexandria, VA Industrial Development
  Authority Potomac Electric Project,
  RB, Callable 02/15/04 @ 102 MBIA
   5.375%, 02/15/24...................      250       244
Alexandria, VA Redevelopment &
  Housing Authority Buckingham Village
  Apartments Project, RB Callable
  01/01/06 @ 102
   6.050%, 07/01/16...................      250       252
Alexandria, VA Industrial Development
  Authority Episcopal High School
  Project, RB, Callable 01/01/06 @ 102
   5.300%, 01/01/11...................      500       500
Arlington County, VA Public
  Improvements, GO
   5.000%, 06/01/01...................      250       258
Arlington County, VA Industrial
  Development Authority Arlington
  Hospital Facility Project, RB,
  Callable 09/01/03 @ 102 AMBAC
   5.000%, 09/01/21...................      200       185
Arlington County, VA Public
  Improvements, GO, Callable
  06/01/05 @ 101.50
   5.400%, 06/01/12...................      250       254
Bedford, VA Electric System, RB,
  Callable  06/01/04 @ 102 AMBAC
   5.250%, 06/01/25...................      250       245
Big Stone Gap, VA Wallens Ridge
  Development Project, RB Callable
  09/01/05 @ 102
   5.500%, 09/01/15...................      250       247
Chesapeake Bay, VA Bridge & Tunnel
  Authority, RB, Callable
  07/01/05 @ 102, MBIA
   5.000%, 07/01/22...................      500       468
Chesapeake Bay, VA Bridge & Tunnel
  Authority, RB, Callable
  07/01/05 @ 102 FGIC
   5.500%, 07/01/06...................      150       158
Chesapeake, VA Refunding Bond, GO
   5.250%, 12/01/06...................      500       519
Chesterfield County, VA, Ser A, GO,
  Prerefunded 01/15/00 @ 102
   6.750%, 01/15/10...................      200       218
Fairfax County, VA Industrial
  Development Authority Inova Health
  System Project, RB, FSA
   5.250%, 08/15/19...................      500       488

                                           Face     Market
                                          Amount     Value
                                           (000)     (000)
                                          ------    ------
Fairfax County, VA Water Authority,
  RB, Callable 04/01/07 @ 102, AMBAC
   6.000%, 04/01/22...................     $250  $    262
Fairfax, VA Redevelopment & Housing
  Authority, RB, Callable 06/01/06 @ 102
   5.500%, 06/01/12...................      425       425
Fairfax, VA School & Public
  Improvements, GO, Callable
  06/01/03 @ 102
   5.000%, 06/01/07...................      500       504
Frederick-Winchester, VA Service
  Authority Regional Sewer System
  Project, RB, Callable
  10/01/03 @ 102 AMBAC
   5.750%, 10/01/10...................      150       154
Fredericksburg, VA Industrial Development
  Authority Hospital Facilities Project, RB,
  Callable 06/15/07 @ 102, AMBAC
   5.300%, 06/15/10...................      500       496
Hampton Roads, VA Sanitation
  District, RB, Callable 10/01/03 @ 102
   5.100%, 10/01/08...................      335       334
Hanover County, VA Water &
  Sewer System, RB, Callable
  02/01/06 @ 102 MBIA
   5.250%, 02/01/16...................      250       244
   5.250%, 02/01/26...................      250       240
Henrico County, VA Public
  Improvements, GO, Callable
  01/15/03 @ 102
   5.200%, 01/15/07...................      250       257
James City County, VA Public
  Improvements, GO,
  Callable 12/15/05 @ 102 FGIC
   5.250%, 12/15/14...................      250       248
Leesburg, VA Public Improvements,
  GO, Callable 06/01/05 @ 102 AMBAC
   5.400%, 06/01/10...................      250       255
Loudoun County, VA Sanitation
  Authority Water & Sewer Project,
  RB, Callable 01/01/03 @ 102 FGIC
   6.250%, 01/01/16...................      150       161
Loudoun County, VA School
  Improvements, GO, Callable
  06/01/06 @ 102
   5.600%, 06/01/10 (A)...............      250       259
Lynchburg, VA Public Improvements,
  GO, Callable 04/01/03 @ 102
   5.000%, 04/01/12 (A)...............      200       194
Newport News, VA Public
  Improvements, Ser A, GO,
  Callable 07/01/05 @ 102 MBIA
   5.500%, 07/01/12...................      250       254
Norfolk, VA Public & Sewer
  Improvements, GO Callable
  06/01/06 @ 101
   5.250%, 06/01/09...................      500       505

STATEMENT OF NET ASSETS                                         CRESTFUNDS, INC.
November 30, 1996
--------------------------------------------------------------------------------
VIRGINIA MUNICIPALBONDFUND (continued)

                                           Face     Market
                                          Amount     Value
                                           (000)     (000)
                                          ------    ------

VIRGINIA (continued)
Norfolk, VA Public Improvements,
  GO, Callable  06/01/05 @ 101 MBIA
   5.750%, 06/01/12....................    $150      $155
Norfolk, VA Redevelopment &
  Housing Authority, Tidewater
  Community College Project, RB,
  Callable 11/01/05 @ 102
   5.875%, 11/01/15....................     100       104
Northern VA Transportation District,
  VA Railway Express Project, RB,
  Callable 07/01/00 @ 100 FSA
   6.000%, 07/01/14....................     250       256
Petersburg, VA Public Improvements,
  GO, Callable 07/15/04 @ 102 FGIC
   5.750%, 07/15/14....................     150       153
Portsmouth, VA Public Improvements,
  GO, Prerefunded 08/01/00 @ 102
   6.750%, 08/01/04....................     250       275
Portsmouth, VA Public Improvements,
  GO, Callable 08/01/06 @ 101, FGIC
   5.250%, 08/01/21....................     500       492
Prince William County, VA Water &
  Sewer Systems, RB, Prerefunded
  07/01/01 @ 102 FGIC
   6.500%, 07/01/21....................     250       276
Richmond, VA Metropolitan
  Expressway Authority, Ser A, RB,
  Callable 07/15/02  @ 100 FGIC
   5.750%, 07/15/22....................     250       252
Richmond, VA Refunding Bond,
  Ser B, GO, Callable 01/15/06 @ 102 FGIC
   5.000%, 01/15/21....................     250       234
Riverside, VA Regional Jail Authority,
  RB, Callable  07/01/05 @ 102 MBIA
   6.000%, 07/01/25....................     250       260
Roanoke, VA Public Improvements
  Project, GO, Callable 08/01/04 @ 102
   5.150%, 08/01/12....................     250       244
Spotsylvania County, VA Public
  Improvements, GO, Callable
   07/15/02 @ 102
   5.875%, 07/15/10....................     150       156
Stafford County, VA Water & Sewer
  System, RB, Callable 06/01/03 @ 102 FGIC
   5.250%, 06/01/12....................     250       247
University of Virginia, Ser A, RB,
  Callable 06/01/03 @ 102
   5.200%, 06/01/15....................     400       392
Upper Occoquan, VA Sewer Authority,
  Ser A, RB, Callable 07/01/06 @ 102, MBIA
   5.000%, 07/01/15....................     250       240
Virginia Beach, VA Refunding Bond, GO
   5.450%, 07/15/11....................     200       206


                                           Face     Market
                                          Amount     Value
                                           (000)     (000)
                                          ------    ------
Virginia College Building Authority
  University of Richmond Project,
  RB, Callable 11/01/99 @ 101
   6.400%, 11/01/22....................    $150      $159
Virginia Polytechnic Institute and State
  University, RB, Callable 06/01/06 @ 102
   5.500%, 06/01/16....................     200       200
Virginia Public School Authority, Ser B,
  RB, Prerefunded 01/01/99 @102
   6.500%, 01/01/03....................     400       427
Virginia State Housing Development
  Authority, Commonwealth Meeting
  Project, Ser A-4, AMT, RB, Callable
  01/01/06 @ 102 MBIA
   6.350%, 07/01/18....................     150       154
Virginia State Park Authority
  Biotechnology Research Project, RB,
  Callable 09/01/06 @ 101
   5.250%, 09/01/18....................     500       493
Virginia State Public Building
  Authority, RB, Callable 08/01/05 @ 101
   5.200%, 08/01/16....................     300       290
Virginia State Public School Authority
  York County Project, GO,
  Callable 07/15/04 @ 102
   5.900%, 07/15/13....................     150       156
Virginia State Public School Authority,
  Ser A,  RB, Callable 08/01/04 @ 102
   6.125%, 08/01/08 (A)................     100       109
Virginia State Transportation Board,
  U.S. Route 58 Corridor Project,
  Ser PG-A, RB, Callable 05/15/03 @ 102
   5.400%, 05/15/08....................     150       153
Virginia State Transportation Board, RB,
  Callable 05/15/98 @ 102
   6.000%, 05/15/19....................     250       256
Virginia State University Construction
  Improvements, Ser A, GO, Callable
  06/01/03 @ 102
   5.000%, 06/01/06....................     450       458
Virginia State University, Ser A, RB,
  Callable 05/01/06 @ 102
   5.625%, 05/01/16....................     500       503
West Point, VA Industrial Development
  Authority Chesapeake Corporation
  Project, Ser B, RB, Callable
  03/01/04 @ 102
   6.250%, 03/01/19....................     150       155
---------------------------------------------------------
                                                   16,791
---------------------------------------------------------
     Total Municipal Bonds
       (Cost $16,494)...................            16,791
----------------------------------------------------------

STATEMENT OF NET ASSETS                                         CRESTFUNDS, INC.
November 30, 1996
--------------------------------------------------------------------------------
VIRGINIA MUNICIPALBONDFUND (concluded)

                                          Face     Market
                                         Amount     Value
                                          (000)     (000)
                                         ------    ------

CASH EQUIVALENT (3.4%)
Federated Virginia Municipal Cash Trust   $564    $   564
---------------------------------------------------------
     Total Cash Equivalent
       (Cost $564)......................              564
---------------------------------------------------------
     Total Investments (103.9%)
       (Cost $17,058)...................           17,355
---------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET (-3.9%)            (656)
---------------------------------------------------------
NET ASSETS:
Portfolio  Shares  of  Trust  Class
  ($.001  par  value  --
  .75  billion  shares
  authorized) based on
  1,547,768 outstanding shares.................   $15,629
Portfolio  Shares of Investor  Class B
  ($.001 par value -- .125  billion  shares
  authorized) based on 76,372
  outstanding shares...........................       772
Accumulated net realized gain
  on investments...............................         1
Net unrealized appreciation
  on investments...............................       297
---------------------------------------------------------
     Total Net Assets: (100.0%)................   $16,699
---------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE -- TRUST CLASS
($15,911,483 DIVIDE 1,547,768
SHARES OUTSTANDING)............................    $10.28
---------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE -- INVESTOR CLASS B (1)
($787,410 DIVIDE 76,372 SHARES OUTSTANDING)....    $10.31
=========================================================

(A) Security is backed by letter of credit or credit support.
(1) Investors Class B has a contingent deferred sales charge.
    For description of a possible redemption charge, see the notes to the financial statements.

AMBAC--American Municipal Bond Assurance Corporation
AMT--Alternative Minimum Tax
FGIC--Financial Guaranty Insurance Company
FSA--Financial Securities Assurance, Inc.
GO--General Obligation
MBIA--Municipal Bond Investors Assurance
RB--Revenue Bond
Ser--Series


The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS CRESTFUNDS, INC.
November 30, 1996
--------------------------------------------------------------------------------
MARYLAND MUNICIPAL BOND FUND
                                                    Face     Market
                                                   Amount     Value
                                                    (000)     (000)
                                                   ------    ------

MUNICIPAL BONDS (95.6%)
MARYLAND
Anne Arundel County, MD Public
  Improvements, GO, Callable
  02/01/04 @ 101.50
   4.600%, 02/01/06..............................    $250   $   244
Baltimore County, MD Parking
  Authority, RB, Prerefunded
  07/01/99 @ 102
   7.200%, 07/01/19..............................     200       219
Baltimore County, MD Metropolitan
  District Water Utility Improvements,
  Ser 64, GO, Callable 08/01/03 @ 102
   5.000%, 08/01/13..............................     100        96
Baltimore, MD Construction & Public
  Improvements, GO, FGIC
   5.800%, 10/15/97..............................     100       102
Baltimore, MD Construction & Public
  Improvements, GO,
  Callable 06/01/06 @ 101
   5.500%, 06/01/16..............................     250       254
Baltimore, MD Parking Authority
  Refunding Bond, RB, FGIC
   4.350%, 07/01/02..............................     200       199
Baltimore, MD Pollution Control
  General Motors Corporate Project, RB
   5.350%, 04/01/08..............................     250       255
Calvert County, MD Pollution Control
  Baltimore Gas & Electric Company
  Project, RB, Callable 07/15/04 @ 102
   5.550%, 07/15/14..............................     250       250
Harford County, MD Refunding Bond,
  GO, Callable 12/01/03 @ 102
   4.900%, 12/01/12..............................     100        96
Howard County, MD Public Improvements,
  Ser A, GO, Callable 02/15/05 @ 101
   5.650%, 02/15/16..............................     100       102
Maryland State Community Development
  Administration Multifamily Housing
  Project, Ser B, RB, Callable
  05/15/05 @ 102
   5.650%, 05/15/15 (A)..........................     115       113
Maryland State Facilities Improvement, GO,
  Callable 10/15/05 @ 100
   5.000%, 10/15/06..............................     250       256
Maryland State First Series, GO,
  Prerefunded 03/01/00 @ 101
   6.700%, 03/01/03..............................     100       108
Maryland State Health & Higher
  Educational Facilities Authority,
  Good Samaritan Hospital Project,
  RB, Callable 07/01/03 @ 102
   5.750%, 07/01/19..............................     100       101


                                                   Face     Market
                                                  Amount     Value
                                                   (000)     (000)
                                                  ------    ------
Maryland State Health & Higher Educational
  Facilities Authority, Loyola College Project,
  Ser A, RB, Callable 10/01/06 @ 102, MBIA
   5.500%, 10/01/16..............................    $250   $   252
Maryland State Health & Higher Educational
  Facilities Authority, University of Maryland
  Medical Systems Project, Ser A, RB,
  Prerefunded 07/01/01 @ 100, FGIC
   6.500%, 07/01/21..............................     200       218
Maryland State Industrial
  Development Authority, Holy
  Cross Health System, RB,
  Callable 12/01/03 @ 102
   5.500%, 12/01/15..............................     100        98
Maryland State National Park &
  Planning Authority, Prince
  Georges Project, GO, Prerefunded
  07/01/00 @102
   6.900%, 07/01/02..............................     100       111
Maryland State Public Improvements,
  Ser 1, GO, Callable 02/15/06 @ 101.50
   4.700%, 02/15/10..............................     400       384
Maryland State Stadium Authority,
  Sports Facility, RB, Callable
   03/01/06 @ 101, AMBAC
   5.800%, 03/01/26..............................     250       254
Maryland State Transportation
  Authority, RB, ETM
   6.800%, 07/01/16..............................     120       137
Montgomery County, MD Community
  Housing Authority Multifamily
  Housing Project, Ser A, RB,
  Callable 07/01/05 @ 102
   6.000%, 07/01/20 (A)..........................     100       101
Montgomery County, MD Human
  Services Headquarters Project, RB
   5.400%, 08/01/06..............................     200       209
Montgomery County, MD Pollution
  Control Potomac Electric Power
  Company Project, RB, Callable
  02/15/04 @ 102
   5.375%, 02/15/24..............................     100        97
Montgomery County, MD Refunding
  Bond, Ser A, GO
   5.800%, 07/01/07..............................     500       541
Ocean City, MD Refunding Bond,
  GO, MBIA
   4.500%, 10/15/05..............................     100        98
Prince Georges County, MD Water
  Utility Improvements Stormwater
  Management Project, GO,
  Callable 03/15/03 @ 102
   5.500%, 03/15/13..............................     100       100

STATEMENT OF NET ASSETS                                         CRESTFUNDS, INC.
November 30, 1996
--------------------------------------------------------------------------------
MARYLAND MUNICIPAL BOND FUND (concluded)

                                         Face     Market
                                        Amount     Value
                                         (000)     (000)
                                        ------    ------

MARYLAND (continued)
Saint Mary's County, MD, GO,
  Callable 11/01/03 @ 102, AMBAC
   5.500%, 11/01/07...................     $150  $    156
University of Maryland, Auxiliary
  Faculty & Tuition Project, RB,
  Callable 04/01/06 @ 101
   5.500%, 04/01/08...................      100       104
University of Maryland, Auxiliary
  Facilities Project, Ser A, RB,
  Callable 04/01/05 @ 102
   5.400%, 04/01/09...................      100       102
Washington County, MD Refunding
  Bond, GO, Callable 01/01/03
  @ 102, FGIC
   5.250%, 01/01/07...................      100       103
Washington Suburban Sanitation
  District, MD Refunding Bond, GO,
  Callable 06/01/04 @ 102
   5.000%, 06/01/14...................      100        96
Worcester County, MD Refunding
  Bond, GO, Callable 08/01/06
  @ 101, MBIA
   5.500%, 08/01/12                         100       102
---------------------------------------------------------
                                                    5,658
---------------------------------------------------------
     Total Municipal Bonds
       (Cost $5,613)...................             5,658
---------------------------------------------------------
CASH EQUIVALENT (2.5%)
Federated Maryland Municipal Cash Trust       151     151
---------------------------------------------------------
     Total Cash Equivalent
       (Cost $151).....................               151
---------------------------------------------------------
     Total Investments (98.1%)
       (Cost $5,764)...................             5,809
---------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET (1.9%)              112
---------------------------------------------------------

                                                  Market
                                                   Value
                                                   (000)
                                                  ------

NET ASSETS:
Portfolio  Shares  of  Trust  Class
  ($.001  par  value  --  .9  billion  shares
  authorized) based on
  595,365 outstanding shares..................     $5,791

Portfolio  Shares of  Investor  Class B
  ($.001  par value -- 50  million  shares
  authorized) based on
  11,588 outstanding shares...................        110

Accumulated net realized loss
  on investments..............................        (25)

Net unrealized appreciation
  on investments..............................         45
---------------------------------------------------------
     Total Net Assets: (100.0%)...............     $5,921
---------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE -- TRUST CLASS
($5,808,157 DIVIDE 595,365
SHARES OUTSTANDING)...........................      $9.76
---------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE -- INVESTOR CLASS B (1)
($113,129 DIVIDE 11,588 SHARES OUTSTANDING)...      $9.76
=========================================================

(A) Security backed by letter of credit or credit support.
(1) Investors Class B has a contingent deferred sales charge.
    For description of a possible redemption charge, see the notes to the financial statements.
AMBAC--American Municipal Bond Assurance Corporation
ETM--Escrowed to Maturity
FGIC--Federal Guaranty Insurance Company
GO--General Obligation
MBIA--Municipal Bond Investors Assurance
RB--Revenue Bond
Ser--Series


The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS                                         CRESTFUNDS, INC.
November 30, 1996
--------------------------------------------------------------------------------
VALUE FUND
                                                  Market
                                                   Value
                                        Shares     (000)
                                        ------    ------

COMMON STOCKS (94.3%)
AIR TRANSPORTATION (1.2%)
AMR*..................................   75,000  $  6,844
---------------------------------------------------------
AIRCRAFT (1.6%)
General Dynamics......................  125,000     9,219
---------------------------------------------------------
AUTOMOTIVE (1.8%)
General Motors........................  175,000    10,084
---------------------------------------------------------
BANKS (7.0%)
Banc One..............................  175,000     8,334
BankAmerica...........................  115,000    11,845
Bankers Trust New York................  150,000    13,050
Fleet Financial Group.................  125,000     6,922
---------------------------------------------------------
                                                   40,151
---------------------------------------------------------
CHEMICALS (2.1%)
Dow Chemical..........................  145,000    12,144
---------------------------------------------------------
COMPUTERS & SERVICES (9.1%)
Digital Equipment*....................  200,000     7,350
IBM...................................   50,000     7,969
Intel.................................  100,000    12,675
Storage Technology*...................  275,000    13,716
Tandem Computers*.....................  800,000    10,900
---------------------------------------------------------
                                                   52,610
---------------------------------------------------------
CONSTRUCTION (1.3%)
Foster Wheeler........................  200,000     7,225
---------------------------------------------------------
DIVERSIFIED (2.2%)
Loews.................................  135,000    12,521
---------------------------------------------------------
ELECTRONICS & OTHER ELECTRICAL EQUIPMENT (1.7%)
W.W. Grainger.........................  125,000     9,938
---------------------------------------------------------
ENERGY SERVICES (2.4%)
Dresser Industries....................  420,000    13,755
---------------------------------------------------------
ENVIRONMENTAL SERVICES (0.6%)
WMX Technologies......................  100,000     3,600
---------------------------------------------------------
FOOD, BEVERAGE & TOBACCO (8.0%)
Coca Cola ............................   55,000     2,812
Hershey Foods.........................  230,000    11,471
Philip Morris.........................  110,000    11,344
Quaker Oats...........................  200,000     7,875
Sara Lee..............................  325,000    12,756
---------------------------------------------------------
                                                   46,258
---------------------------------------------------------
HOUSEHOLD PRODUCTS (1.4%)
Tupperware............................  150,000     7,950
---------------------------------------------------------
                                                  Market
                                                   Value
                                        Shares     (000)
                                        ------    ------
INSURANCE (8.1%)
Aetna.................................  150,000   $10,819
Chubb.................................   40,000     2,170
Cigna.................................  100,000    14,138
Torchmark.............................  150,000     7,800
Travelers ............................  259,999    11,700
---------------------------------------------------------
                                                   46,627
---------------------------------------------------------
MACHINERY (3.0%)
Caterpillar...........................   75,000     5,934
Ingersoll Rand........................  250,000    11,625
---------------------------------------------------------
                                                   17,559
---------------------------------------------------------
MEDICAL PRODUCTS & SERVICES (7.6%)
American Home Products................  125,000     8,031
Bristol-Myers Squibb..................  115,000    13,081
Schering Plough.......................  180,100    12,832
United States Surgical................  250,000    10,031
---------------------------------------------------------
                                                   43,975
---------------------------------------------------------
METALS & MINING (2.9%)
Alumax*...............................  350,000    11,331
LTV...................................  498,050     5,354
---------------------------------------------------------
                                                   16,685
---------------------------------------------------------
PAPER & PAPER PRODUCTS (2.5%)
Fort Howard*..........................  175,000     4,944
Westvaco..............................  344,900     9,743
---------------------------------------------------------
                                                   14,687
---------------------------------------------------------
PETROLEUM REFINING (8.4%)
Amoco.................................   75,000     5,822
Exxon.................................  125,000    11,828
Mobil.................................  105,000    12,705
Union Texas Petroleum.................  450,000    10,013
Unocal................................  200,000     8,150
---------------------------------------------------------
                                                   48,518
---------------------------------------------------------
PHOTOGRAPHIC EQUIPMENT & SUPPLIES (1.7%)
Eastman Kodak.........................  120,000     9,720
---------------------------------------------------------
PRINTING & PUBLISHING (1.5%)
Tribune...............................  100,000     8,650
---------------------------------------------------------
RETAIL (5.4%)
Albertson's...........................  150,000     5,231
Circuit City..........................  150,000     5,006
Dillard Department Stores.............  325,000     9,953
Toys R Us*............................  325,000    11,213
---------------------------------------------------------
                                                   31,403
---------------------------------------------------------

STATEMENT OF NET ASSETS                                         CRESTFUNDS, INC.
November 30, 1996
--------------------------------------------------------------------------------
VALUE FUND (concluded)
                                        Shares/
                                         Face     Market
                                        Amount     Value
                                         (000)     (000)
                                        ------    ------

SAVINGS & LOAN (2.3%)
H.F. Ahmanson......................     400,000  $ 13,200
---------------------------------------------------------
TELEPHONES & TELECOMMUNICATION (4.3%)
Ameritech..........................     150,000     8,831
AT&T...............................     180,000     7,065
MCI Communications.................     300,000     9,150
---------------------------------------------------------
                                                   25,046
---------------------------------------------------------
TRANSPORTATION SERVICES (1.2%)
CSX................................     150,000     7,012
---------------------------------------------------------
UTILITIES, ELECTRIC, & GAS (5.0%)
Consolidated Natural Gas...........     175,000     9,997
Southern...........................     375,000     8,344
Texas Utilities....................     260,000    10,270
---------------------------------------------------------
                                                   28,611
---------------------------------------------------------
     Total Common Stocks
       (Cost $446,933).............               543,992
---------------------------------------------------------
CASH EQUIVALENT (4.4%)
Aim Liquid Assets Portfolio........     $25,048    25,048
---------------------------------------------------------
     Total Cash Equivalent
       (Cost $25,048)..............                25,048
---------------------------------------------------------
REPURCHASE AGREEMENT (0.6%)
J.P. Morgan
  5.670%, dated 11/29/96, matures
  12/02/96, repurchase price
  $3,555,571 (collateralized  by
  various  GNMA  obligations
  total par  value  $3,510,583,
  8.000%, 11/15/26; total market
  value: $3,633,220)...............       3,554     3,554
---------------------------------------------------------
     Total Repurchase Agreement
       (Cost $3,554)...............                 3,554
---------------------------------------------------------
     Total Investments (99.3%)
       (Cost $475,535).............               572,594
---------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET (0.7%)            4,183
---------------------------------------------------------


                                                  Market
                                                   Value
                                                   (000)
                                                  ------
NET ASSETS:
Portfolio  Shares  of  Trust  Class
  ($.001  par  value  --
  1.0  billion  shares
  authorized) based on
  41,332,551 outstanding shares...............   $456,860
Portfolio  Shares of  Investor  Class A
  ($.001 par value -- .25  billion  shares
  authorized) based
  on 1,335,932 outstanding shares..............    15,307
Portfolio  Shares of  Investor  Class B
  ($.001 par value -- .25  billion  shares
  authorized) based
  on 381,710 outstanding shares.................    4,666
Undistributed net investment income.............      346
Accumulated net realized gain
  on investments................................    2,539
Net unrealized appreciation
  on investments................................   97,059
---------------------------------------------------------
     Total Net Assets: (100.0%)................. $576,777
---------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE -- TRUST CLASS
($553,648,175 DIVIDE 41,332,551
SHARES OUTSTANDING).............................   $13.39
---------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE -- INVESTOR CLASS A
($17,996,840 DIVIDE 1,335,932
SHARES OUTSTANDING).............................   $13.47
---------------------------------------------------------
OFFERING PRICE PER SHARE-- INVESTOR CLASS A
($13.47 DIVIDE 95.5%)...........................   $14.10
---------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE - INVESTOR CLASS B (1)
($5,131,493 DIVIDE 381,710
SHARES OUTSTANDING).............................   $13.44
=========================================================

* Non-income producing security.
Cl--Class
(1) Investors Class B has a contingent deferred sales charge. For description of a possible redemption charge, see the notes to the financial statements.

The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS                                         CRESTFUNDS, INC.
November 30, 1996
--------------------------------------------------------------------------------
CAPITAL APPRECIATION FUND
                                                   Market
                                                    Value
                                         Shares     (000)
                                         ------    ------

COMMON STOCKS (90.6%)
AEROSPACE & DEFENSE (1.3%)
Textron................................   5,300   $   505
---------------------------------------------------------
BANKS (0.9%)
Chase Manhattan Bank...................   3,700       350
---------------------------------------------------------
BUILDING & CONSTRUCTION (0.9%)
Medusa.................................   9,500       329
---------------------------------------------------------
COMMUNICATIONS EQUIPMENT (1.3%)
Cascade Communications*................   7,000       481
---------------------------------------------------------
COMPUTERS & SERVICES (16.0%)
BMC Software*..........................  15,600       679
Cabletron Systems*.....................  15,000       606
Cisco Systems*.........................   6,400       434
Computer Associates International......   9,400       618
Electronic Data Systems................   8,000       387
Gateway 2000*..........................  10,000       536
Hewlett Packard........................   8,400       453
Intel..................................   6,200       786
Microsoft*.............................   4,100       643
Seagate Technology*....................  14,200       561
Storage Technology*....................   7,000       349
---------------------------------------------------------
                                                    6,052
---------------------------------------------------------
COSMETICS, SOAPS & TOILETRIES (1.3%)
Procter & Gamble.......................   4,500       489
---------------------------------------------------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT (3.7%)
General Electric.......................   7,700       801
W.W. Grainger..........................   7,400       588
---------------------------------------------------------
                                                    1,389
---------------------------------------------------------
FINANCIAL SERVICES (2.1%)
American Express.......................   5,200       272
FNMA ..................................  12,600       520
---------------------------------------------------------
                                                      792
---------------------------------------------------------
FOOD, BEVERAGE & TOBACCO (12.5%)
Campbell Soup..........................   4,100       339
Coca Cola..............................   9,000       460
ConAgra................................   9,100       483
Hershey Foods..........................  10,800       539
Morton International...................  12,600       509
Nabisco Holdings, Cl A.................  10,200       395
Philip Morris..........................   5,100       526
Quaker Oats............................   9,000       354
Sara Lee...............................  20,500       805
U.S.T..................................  10,000       326
---------------------------------------------------------
                                                    4,736
---------------------------------------------------------
FOOTWEAR (1.1%)
Nike, Cl B.............................   7,200       410
---------------------------------------------------------
                                                   Market
                                                    Value
                                         Shares     (000)
                                         ------    ------
GAS/NATURAL GAS (1.0%)
Enron..................................   8,200  $    375
---------------------------------------------------------
HOTELS & LODGING (1.2%)
Hilton Hotels..........................  15,600       456
---------------------------------------------------------
INSURANCE (4.7%)
AMBAC..................................   5,000       342
American Financial.....................  11,000       396
American International Group...........   5,300       610
General RE.............................   2,600       439
---------------------------------------------------------
                                                    1,787
---------------------------------------------------------
MACHINERY (1.4%)
Tyco International.....................   9,500       520
---------------------------------------------------------
MANUFACTURING (2.8%)
Illinois Tool Works....................   5,850       502
Minnesota Mining & Manufacturing.......   6,500       544
---------------------------------------------------------
                                                    1,046
---------------------------------------------------------
MEASURING DEVICES (1.3%)
Thermo Electron*.......................  14,000       508
---------------------------------------------------------
MEDICAL PRODUCTS & SERVICES (14.1%)
Abbott Laboratories....................   8,200       457
Amgen*.................................   8,000       487
Guidant................................  10,000       529
Johnson & Johnson......................   8,000       425
Merck..................................   7,000       581
Pfizer.................................   7,000       627
Schering Plough........................   5,700       406
Stryker................................  12,600       365
Tenet Healthcare*......................  18,500       414
United States Surgical.................  16,000       642
Watson Pharmaceuticals*................  11,000       426
---------------------------------------------------------
                                                    5,359
---------------------------------------------------------
PAPER & PAPER PRODUCTS (1.5%)
Fort Howard*...........................  20,000       565
---------------------------------------------------------
PETROLEUM & FUEL PRODUCTS (3.4%)
Tidewater..............................   9,000       394
Union Texas Petroleum..................  19,000       423
Unocal.................................  12,000       489
---------------------------------------------------------
                                                    1,306
---------------------------------------------------------
PHOTOGRAPHIC EQUIPMENT & SUPPLIES (1.1%)
Eastman Kodak..........................   5,100       413
---------------------------------------------------------
PROFESSIONAL SERVICES (1.4%)
Apollo Group, Cl A*....................  20,000       518
---------------------------------------------------------

STATEMENT OF NET ASSETS                                         CRESTFUNDS, INC.
November 30, 1996
--------------------------------------------------------------------------------
CAPITAL APPRECIATION FUND (concluded)
                                         Shares/
                                          Face     Market
                                         Amount     Value
                                          (000)     (000)
                                         ------    ------

RETAIL (8.6%)
Home Depot...........................     8,800  $    459
McDonald's...........................     8,200       383
PepsiCo..............................    12,400       370
Sears Roebuck........................     9,400       468
TJX..................................    11,500       519
Toys R Us*...........................    17,300       597
Wendy's International................    21,000       449
---------------------------------------------------------
                                                    3,245
---------------------------------------------------------
STEEL & STEEL WORKS (1.3%)
AK Steel Holding.....................    13,000       496
---------------------------------------------------------
TELEPHONES & TELECOMMUNICATION (5.0%)
Airtouch Communications*.............     8,600       220
AT&T.................................    11,700       459
Lucent Technologies..................     2,916       149
MCI Communications...................    19,300       589
Worldcom*............................    20,200       467
---------------------------------------------------------
                                                    1,884
---------------------------------------------------------
TRANSPORTATION (0.7%)
Burlington Northern Santa Fe.........     3,100       279
---------------------------------------------------------
     Total Common Stocks
       (Cost $28,667)................              34,290
---------------------------------------------------------
CASH EQUIVALENT (4.4%)
Aim Liquid Assets Portfolio..........    $1,648     1,648
---------------------------------------------------------
     Total Cash Equivalent
       (Cost $1,648).................               1,648
---------------------------------------------------------
REPURCHASE AGREEMENT (3.8%)
J.P. Morgan
  5.670%, dated 11/29/96, matures
  12/02/96, repurchase price
   $1,455,592 (collateralized by
  GNMA obligation par value
  $1,450,000, 8.000%, 11/15/26;
  total market value: $1,500,710).....    1,455     1,455
---------------------------------------------------------
     Total Repurchase Agreement
       (Cost $1,455)..................              1,455
---------------------------------------------------------
     Total Investments (98.8%)
       (Cost $31,770).................             37,393
---------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET (1.2%)              460
---------------------------------------------------------


                                                  Market
                                                   Value
                                                   (000)
                                                  ------
NET ASSETS:
Portfolio  Shares  of  Trust  Class
  ($.001  par  value  -  .75  billion  shares
  authorized) based on
  2,428,841 outstanding shares................    $26,592
Portfolio  Shares of  Investor  Class A
  ($.001  par value - .25  billion  shares
  authorized) based
  on 362,262 outstanding shares...............      3,887
Undistributed net investment income...........         10
Accumulated net realized gain
  on investments..............................      1,741
Net unrealized appreciation
  on investments..............................      5,623
---------------------------------------------------------
     Total Net Assets: (100.0%)...............    $37,853
---------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE -- TRUST CLASS
($32,982,855 DIVIDE 2,428,841
SHARES OUTSTANDING)...........................     $13.58
---------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE -- INVESTOR CLASS A
($4,870,390 DIVIDE 362,262
SHARES OUTSTANDING)...........................     $13.44
---------------------------------------------------------
OFFERING PRICE PER SHARE-- INVESTOR CLASS A
($13.44 DIVIDE 95.5%).........................     $14.07
=========================================================
*  Non-income producing security.
Cl--Class
FNMA--Federal National Mortgage Association


The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS                                         CRESTFUNDS, INC.
November 30, 1996
--------------------------------------------------------------------------------
SPECIAL EQUITY FUND
                                                  Market
                                                   Value
                                        Shares     (000)
                                        ------    ------

COMMON STOCKS (91.6%)
AEROSPACE & DEFENSE (1.3%)
Tracor*..............................    49,000    $1,072
---------------------------------------------------------
AUTOMOTIVE (3.5%)
Arvin Industries.....................    37,000       879
Breed Technologies...................    56,000     1,498
Lear Seating*........................    15,000       538
---------------------------------------------------------
                                                    2,915
---------------------------------------------------------
BANKS (4.2%)
Central Fidelity Banks...............    30,000       802
Glendale Federal*....................    76,500     1,606
JSB Financial........................    13,000       471
SouthTrust...........................    18,500       657
---------------------------------------------------------
                                                    3,536
---------------------------------------------------------
BUILDING & CONSTRUCTION SUPPLIES (0.8%)
Martin Marietta Materials............    27,000       635
---------------------------------------------------------
CHEMICALS (2.0%)
Aceto................................    28,500       385
Hanna................................    60,000     1,267
---------------------------------------------------------
                                                    1,652
---------------------------------------------------------
COMMUNICATIONS EQUIPMENT (5.8%)
Boston Technology *..................    19,000       375
Comverse Technology*.................    48,200     1,627
Dialogic *...........................    23,000       696
Ortel* ..............................    24,000       540
Premisys Communications*.............    13,000       666
Xylan*...............................    25,000       919
---------------------------------------------------------
                                                    4,823
---------------------------------------------------------
COMPUTER SOFTWARE (4.4%)
Pure Atria*..........................    30,000       825
Raptor Systems*......................    34,000       748
Rational Software*...................    26,000       897
Structural Dynamics Research *.......    63,500     1,230
---------------------------------------------------------
                                                    3,700
---------------------------------------------------------
COMPUTERS & SERVICES (4.3%)
Auspex Systems*......................    96,000     1,116
PRI Automation*......................    23,500     1,093
Storage Technology*..................    28,000     1,396
---------------------------------------------------------
                                                    3,605
---------------------------------------------------------
DRUGS (1.9%)
Guilford Pharmaceuticals*............    30,000       487
Watson Pharmaceuticals*..............    28,000     1,085
---------------------------------------------------------
                                                    1,572
---------------------------------------------------------

                                                   Market
                                                    Value
                                         Shares     (000)
                                         ------    ------
ELECTRICAL SERVICES (1.1%)
Central Maine Power..................    35,000    $  416
Public Service of New Mexico.........    25,000       478
---------------------------------------------------------
                                                      894
---------------------------------------------------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT (3.0%)
DII Group *..........................    69,000     1,690
SCI Systems*.........................    15,000       791
---------------------------------------------------------
                                                    2,481
---------------------------------------------------------
ENERGY SERVICES (1.8%)
AES*.................................    30,000     1,466
---------------------------------------------------------
FINANCIAL SERVICES (3.1%)
A.G. Edwards.........................    15,000       469
Advanta, Cl B........................    10,000       420
Capital One Financial................    37,000     1,337
Security Capital Industrial Trust....    20,100       382
---------------------------------------------------------
                                                    2,608
---------------------------------------------------------
FOOD, BEVERAGE & TOBACCO (1.8%)
Schweitzer-Manduit International......    45,000     1,485
---------------------------------------------------------
GAS/NATURAL GAS (2.2%)
Public Service of North Carolina......   30,000       570
UGI...................................   25,000       547
USX-Delhi Group.......................   50,000       737
---------------------------------------------------------
                                                    1,854
---------------------------------------------------------
INSURANCE (6.7%)
American Bankers Insurance Group......    5,000       243
CMAC Investment.......................   16,000     1,220
Life Re...............................   35,000     1,291
Old Republic International............   45,000     1,221
Penn-American Group...................   20,000       315
USLife................................   11,250       347
Wellpoint Health Networks*............   31,000       938
---------------------------------------------------------
                                                    5,575
---------------------------------------------------------
LEASING & RENTING (0.2%)
Renters' Choice*......................   10,000       182
---------------------------------------------------------
MACHINERY (3.7%)
Agco..................................   61,500     1,714
Titan Wheel International.............  107,000     1,418
---------------------------------------------------------
                                                    3,132
---------------------------------------------------------
MEDICAL PRODUCTS & SERVICES (12.1%)
Advanced Technologies Laboratories*...   46,500     1,325
American Homepatient*.................   51,000     1,160
Haemonetics*..........................   22,000       382
Life Technologies.....................   45,000       979
Lunar*................................   38,500     1,194

STATEMENT OF NET ASSETS                                         CRESTFUNDS, INC.
November 30, 1996
--------------------------------------------------------------------------------
SPECIAL EQUITY FUND (continued)
                                                  Market
                                                   Value
                                        Shares     (000)
                                        ------    ------

MEDICAL PRODUCTS & SERVICES (continued)
Respironics*..........................   35,000   $   516
Steris*...............................   41,000     1,430
Universal Health Services*............   46,000     1,300
Vencor*...............................   44,100     1,428
Vital Signs...........................   20,000       437
---------------------------------------------------------
                                                   10,151
---------------------------------------------------------
PAPER & PAPER PRODUCTS (1.9%)
Fort Howard*..........................   56,000     1,582
---------------------------------------------------------
PETROLEUM & FUEL PRODUCTS (4.2%)
Benton Oil & Gas*.....................   20,000       505
Chieftan International*...............   34,000       833
Global Marine *.......................   60,000     1,170
Oceaneering International*............   60,000       998
---------------------------------------------------------
                                                    3,506
---------------------------------------------------------
PRINTING & PUBLISHING (1.9%)
Golden Books Family Entertainment*...    50,000       569
Meredith.............................    20,000     1,030
---------------------------------------------------------
                                                    1,599
---------------------------------------------------------
PROFESSIONAL SERVICES (2.9%)
Accustaff*...........................    49,000       992
Corestaff*...........................    47,500     1,211
Donnelly Enterprises*................    10,000       250
---------------------------------------------------------
                                                    2,453
---------------------------------------------------------
RECREATION (2.8%)
Callaway Golf........................    47,000     1,428
Primadonna Resorts*..................    49,500       910
---------------------------------------------------------
                                                    2,338
---------------------------------------------------------
RESTAURANTS (1.3%)
Sbarro................................   43,000     1,123
---------------------------------------------------------
RETAIL (4.7%)
Buckle*...............................   36,000     1,017
Dominick's Supermarkets*..............    4,000        84
S & K Famous Brands*..................   60,000       540
Stein Mart*...........................   25,000       478
Warnaco Group.........................   21,000       559
Zale*.................................   62,000     1,232
---------------------------------------------------------
                                                    3,910
---------------------------------------------------------
SPECIALTY MACHINERY (0.6%)
Modine Manufacturing..................   22,000       539
---------------------------------------------------------
                                        Shares/
                                         Face     Market
                                        Amount     Value
                                         (000)     (000)
                                        ------    ------

STEEL & STEEL WORKS (2.3%)
AK Steel Holding                         31,000   $ 1,182
Reliance Steel & Aluminum.............   20,000       750
---------------------------------------------------------
                                                    1,932
---------------------------------------------------------
TELEPHONES & TELECOMMUNICATION (0.9%)
Xpedite Systems *.....................   39,500       721
---------------------------------------------------------
TRUCKING (1.5%)
Roadway Express.......................   40,000       645
Werner Enterprises....................   37,500       600
---------------------------------------------------------
                                                    1,245
---------------------------------------------------------
WHOLESALE (2.7%)
Marshall Industries*..................   26,000       806
Richfood Holdings, CI A...............   38,250       995
Sterling Electronics*.................   31,500       449
---------------------------------------------------------
                                                    2,250
---------------------------------------------------------
     Total Common Stocks
       (Cost $63,498).................             76,536
---------------------------------------------------------
CASH EQUIVALENT (4.5%)
Aim Liquid Assets Portfolio...........   $3,759     3,759
---------------------------------------------------------
     Total Cash Equivalent
       (Cost $3,759)..................              3,759
---------------------------------------------------------
REPURCHASE AGREEMENT (3.3%)
J.P. Morgan
  5.670%, dated 11/29/96, matures
  12/02/96, repurchase price $2,752,845
  (collateralized by various GNMA
  obligations total par value
  $2,762,035, 8.000%,
  03/15/26-11/15/26; total
  market value $2,817,079).............   2,752     2,752
---------------------------------------------------------
     Total Repurchase Agreement
       (Cost $2,752)...................             2,752
---------------------------------------------------------
     Total Investments (99.4%)
       (Cost $70,009)..................            83,047
---------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET (0.6%)              499
---------------------------------------------------------

STATEMENT OF NET ASSETS                                         CRESTFUNDS, INC.
November 30, 1996
--------------------------------------------------------------------------------
SPECIAL EQUITY FUND (concluded)

                                                  Market
                                                   Value
                                                   (000)
                                                  ------

NET ASSETS:
Portfolio Shares of Trust Class
  ($.001 par value -- .75 billion
   shares authorized) based on
  5,676,613 outstanding shares.................   $63,492
Portfolio  Shares of Investor  Class A
  ($.001 par value -- .125  billion  shares
  authorized) based on
  339,500 outstanding shares...................     3,875
Portfolio  Shares of Investor  Class B
  ($.001 par value -- .125  billion  shares
  authorized) based on
  70,169 outstanding shares.....................      846
Undistributed net investment income.............       16
Accumulated net realized gain
  on investments................................    2,279
Net unrealized appreciation
  on investments................................   13,038
---------------------------------------------------------
     Total Net Assets: (100.0%)                   $83,546
---------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE -- TRUST CLASS
($77,930,786 divide 5,676,613
SHARES OUTSTANDING).............................   $13.73
---------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE -- INVESTOR CLASS A
($4,659,567 DIVIDE 339,500
SHARES OUTSTANDING).............................   $13.72
---------------------------------------------------------
OFFERING PRICE PER SHARE-- INVESTOR CLASS A
($13.72 DIVIDE 95.5%)...........................   $14.37
---------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE -- INVESTOR CLASS B (1)
(955,402 DIVIDE 70,169 SHARES OUTSTANDING)......   $13.62
=========================================================

* Non-income producing security.
Cl--Class
(1) Investors Class B has a contingent deferred sales charge.
    For description of a possible redemption charge, see the notes to the financial statements.

The accompanying notes are an integral part of the financial statements.

                                           [THIS PAGE LEFT INTENTIONALLY BLANK]

STATEMENT OF OPERATIONS                                         CRESTFUNDS, INC.
For the Year Ended November 30, 1996

                                                                                  (IN THOUSANDS)
                                                      ------------------------------------------------------------------
                                                      CASH RESERVE U.S. TREASURY   TAX FREE   LIMITED TERM  INTERMEDIATE
                                                          FUND      MONEY FUND    MONEY FUND    BOND FUND     BOND FUND
------------------------------------------------------------------------------------------------------------------------

Interest Income:                                         $31,999     $21,129        $6,492       $5,473       $9,155
------------------------------------------------------------------------------------------------------------------------
Expenses:
   Investment Advisory Fees.........................       2,315       1,576           732          442          835
   Waiver of Investment Advisory Fees...............          --          --            --           --           --
   Administrative Fees..............................         829         592           275          133          209
   Waiver of Administrative Fees....................          --          --            --           --           --
   Custodian/Transfer Agent Fees....................         472         326           147           80          121
   Professional Fees................................         111          59            28           14           19
   Director Fees....................................          21          15             7            3            4
   Registration & Filing Fees.......................          20          11             6           10           22
   Insurance Expense................................          11           7             4            2            1
   Distribution Fees--Trust Class...................         787         592           272          130          206
   Waiver of Distribution Fees--Trust Class.........         (787)       (592)         (272)        (130)        (206)
   Distribution Fees--Investors Class A.............         214          --             9            2            3
   Waiver of Distribution Fees--Investors Class A...        (214)         --            (9)          (2)          (3)
   Distribution Fees--Investors Class B.............          --          --            --           --           --
   Waiver of Distribution Fees--Investors Class B...          --          --            --           --           --
   Printing Fees....................................          43          25            10            4            5
   Miscellaneous Fees...............................           3          (6)            1            2            9
------------------------------------------------------------------------------------------------------------------------
     Total Expenses.................................       3,825       2,605         1,210          690        1,225
------------------------------------------------------------------------------------------------------------------------
Net Investment Income...............................      28,174      18,524         5,282        4,783        7,930
------------------------------------------------------------------------------------------------------------------------
Net Realized Gain (Loss) on Investments                        7          --           392         (555)         524
Change in Net Unrealized Appreciation (Depreciation)
   of Investments...................................          --          --            --         (476)       1,883
------------------------------------------------------------------------------------------------------------------------

Change in Net Realized and Unrealized Gain (Loss)
   on Investments...................................            7          --           392       (1,031)       2,417
------------------------------------------------------------------------------------------------------------------------

Increase in Net Assets Resulting
   from Operations..................................       28,181      18,524         5,674        3,752       10,337

========================================================================================================================

Amounts designated as "--" are either $0 or have been rounded to $0.

The  accompanying  notes  are an  integral  part of the financial statements.

STATEMENT OF OPERATIONS                                         CRESTFUNDS, INC.
For the Year Ended November 30, 1996

                                                                         (IN THOUSANDS)
---------------------------------------------------------------------------------------------------------------------------------
                                                        VIRGINIA
                                                      INTERMEDIATE    VIRGINIA      MARYLAND                 CAPITAL     SPECIAL
                                         GOVERNMENT     MUNICIPAL     MUNICIPAL     MUNICIPAL     VALUE    APPRECIATION   EQUITY
                                          BOND FUND     BOND FUND     BOND FUND   BOND FUND (1)    FUND        FUND        FUND
---------------------------------------------------------------------------------------------------------------------------------
Interest Income:.....................     $1,033         $ 4,711       $644           $154        $  628       $  86     $  148
Dividend Income:.....................         --              --         --             --         7,733         328        818
---------------------------------------------------------------------------------------------------------------------------------
Expenses:
   Investment Advisory Fees..........         96             461         72             18         2,617         211        506
   Waiver of Investment Advisory Fees        (16)             --        (12)           (15)           --          --         --
   Administrative Fees...............         24             138         18              5           523          42        101
   Waiver of Administrative Fees.....        (24)             --        (18)            (5)           --          --         --
   Custodian/Transfer Agent Fees.....         15              77         11              3           310          26         61
   Professional Fees.................          1              16          3              5            52           7          3
   Trustee Fees......................         --               2         --             --            11           1          2
   Registration & Filing Fees........         11              11          9              7            34          10         15
   Insurance Expense.................         --              --         --             --             1           1          1
   Distribution Fees--Trust Class....         23             126         17              5           496          36         93
   Waiver of Distribution Fees--
     Trust Class.....................        (23)           (126)       (17)            (5)         (496)        (36)       (93)
   Distribution Fees--Investors Class A       --              13         --             --            23           6          7
   Waiver of Distribution Fees--
     Investors Class A...............         --             (13)        --             --           (23)         (6)        (7)
   Distribution Fees--Investors Class B        5              --          7             --            34          --          8
   Waiver of Distribution Fees--
     Investors Class B...............         (1)             --         (1)            --           (12)         --         (1)
   Printing Fees.....................          1               5          1             --            20           4          3
   Miscellaneous Fees................          3               9          1              4            (6)          8         10
---------------------------------------------------------------------------------------------------------------------------------
     Total Expenses..................        115             719         91             22         3,584         310        709
---------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income...........        918           3,992        553            132         4,777         104        257
---------------------------------------------------------------------------------------------------------------------------------
Net Realized Gain (Loss)
   on Investments...................         (92)            123         --            (25)       16,756       1,899      3,928
Change in Net Unrealized Appreciation
   (Depreciation) of Investments....        (155)          7,143         82             45        79,107       4,702      7,966
---------------------------------------------------------------------------------------------------------------------------------

Change in Net Realized and Unrealized
   Gain (Loss) on Investments.......        (247)          7,266         82             20        95,863       6,601     11,894
---------------------------------------------------------------------------------------------------------------------------------

Increase in Net Assets Resulting
   from Operations .................         671          11,258        635            152       100,640       6,705     12,151

=================================================================================================================================

(1) Commenced Operations on March 1, 1996.
    Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS                              CRESTFUNDS, INC.
For the Year Ended November 30, 1996

                                                                               (IN THOUSANDS)
                                     -----------------------------------------------------------------------------------------------
                                     CASH RESERVE     CASH RESERVE     U.S. TREASURY     U.S. TREASURY     TAX FREE        TAX FREE
                                         FUND             FUND           MONEY FUND        MONEY FUND     MONEY FUND      MONEY FUND
                                     ------------     ------------     -------------     -------------    ----------     -----------
                                      12/01/95          12/01/94         12/01/95          12/01/94          12/01/95     12/01/94
                                    TO 11/30/96       TO 11/30/95       TO 11/30/96      TO 11/30/95        TO 11/30/96  TO 11/30/95
------------------------------------------------------------------------------------------------------------------------------------
Investment Activities:
     Net Investment Income........   $ 28,174           $ 25,680         $ 18,524          $ 16,738           $ 5,282     $ 6,113
     Net Realized Gain
     (Loss) on Investments........          7                (14)              --                --               392          --
------------------------------------------------------------------------------------------------------------------------------------
Increase in Net Assets Resulting
From Operations...................     28,181             25,666           18,524            16,738             5,674       6,113
------------------------------------------------------------------------------------------------------------------------------------
Distribution to Shareholders:
   Net Investment Income
     Trust Class..................    (25,572)           (24,141)         (18,524)          (16,738)           (5,218)     (6,063)
     Investors Class A............     (2,601)            (1,537)              --                --               (64)        (50)
     Investors Class B............         (1)                (1)              --                --                --          --
   Capital Gains
     Trust Class..................         --                 --               --                --              (380)         --
     Investors Class A............         --                 --               --                --                (4)         --
     Investors Class B............         --                 --               --                --                --          --
------------------------------------------------------------------------------------------------------------------------------------
       Total Distributions........    (28,174)           (25,679)         (18,524)          (16,738)           (5,666)     (6,113)
------------------------------------------------------------------------------------------------------------------------------------
Change in Net Assets..............          7                (13)              --                --                 8          --
------------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions
(All at $1.00 Per Share):
   Trust Class:
     Shares Issued................    948,964            922,366          897,803           899,896           275,099     420,904
     Shares Issued in Lieu of
       Cash Distributions.........        833                815              137               217                --          --
     Shares Redeemed..............   (848,850)          (780,499)        (879,343)         (849,136)         (295,120)   (376,174)
                                   ----------         ----------       ----------        ----------        ----------  ----------
       Total Trust Class
       Transactions...............    100,947            142,682           18,597            50,977           (20,021)     44,730
                                   ----------         ----------       ----------        ----------        ----------  ----------
   Investor Class A:
     Shares Issued................     74,370             64,444               --                --             5,955       4,744
     Shares Issued in Lieu of
       Cash Distributions.........      2,608              1,534               --                --                69          50
     Shares Redeemed..............    (51,807)           (37,548)              --                --            (4,657)     (3,923)
                                   ----------         ----------       ----------        ----------        ----------   ----------
       Total Investor
       Class A Transactions.......     25,171             28,430               --               --              1,367         871
                                   ----------         ----------       ----------        ----------        ----------   ----------
   Investor Class B:
     Shares Issued................         --                 29               --               --                --           --
     Shares Issued in Lieu of
       Cash Distributions.........          1                  1               --               --                --           --
     Shares Redeemed..............         (7)                (9)              --               --                --           --
                                   ----------         ----------       ----------       ----------        ----------    ----------
       Total Investor
        Class B Transactions......         (6)                21               --               --                --           --
------------------------------------------------------------------------------------------------------------------------------------

Net Increase (Decrease) in
   Net Assets from
   Capital Share Transactions.....    126,112            171,133           18,597           50,977           (18,654)     45,601
------------------------------------------------------------------------------------------------------------------------------------
       Total Increase (Decrease)
       in Net Assets..............    126,119            171,120           18,597           50,977           (18,646)     45,601
------------------------------------------------------------------------------------------------------------------------------------

Net Assets:
   Beginning of Period............    560,446            389,326          370,454          319,477           203,960     158,359
------------------------------------------------------------------------------------------------------------------------------------

Net Assets:
   End of Period..................   $686,565           $560,446         $389,051         $370,454          $185,314    $203,960
====================================================================================================================================

Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS                              CRESTFUNDS, INC.
For the Year Ended November 30, 1996

                                                                (IN THOUSANDS)
----------------------------------------------------------------------------------------------------------------------------------
                                     LIMITED TERM     LIMITED TERM     INTERMEDIATE     INTERMEDIATE     GOVERNMENT    GOVERNMENT
                                      BOND FUND         BOND FUND        BOND FUND        BOND FUND       BOND FUND    BOND FUND(1)
                                     ------------     ------------     ------------     ------------     ----------    -----------
                                       12/01/95         12/01/95          12/01/95         12/01/94        12/01/95      04/05/95
                                     TO 11/30/96      TO 11/30/95       TO 11/30/96      TO 11/30/95     TO 11/30/96   TO 11/30/95
----------------------------------------------------------------------------------------------------------------------------------
Investment Activities:
     Net Investment Income........    $  4,783         $  4,548            $ 7,930        $  4,613         $  918        $  352
     Net Realized Gain (Loss)
     on Investments...............        (555)            (145)               524            (668)           (92)           93
     Change in Net Unrealized
     Appreciation (Depreciation)
       of Investments.............        (476)           4,764              1,883           8,352           (155)          550
----------------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets
Resulting From Operations.........       3,752            9,167             10,337          12,297            671           995
----------------------------------------------------------------------------------------------------------------------------------
Distribution to Shareholders:
   Net Investment Income
     Trust Class..................      (4,716)         (4,452)             (7,848)        (4,487)           (893)         (348)
     Investors Class A............         (90)            (36)               (115)           (74)             --            --
     Investors Class B............          --              --                  --             --             (25)           (4)
   In Excess of Net Investment Income
     Trust Class..................          --              --                  --             --              --            --
     Investors Class A............           --              --                  --             --              --            --
     Investors Class B............          --              --                  --             --              --            --
   Capital Gains
     Trust Class..................          --              --                  --             --              --           (89)
     Investors Class A............          --              --                  --             --              --            --
     Investors Class B............          --              --                  --             --              --            (3)
   In Excess of Capital Gains
     Trust Class..................          --              --                  --             --              --            --
     Investors Class A............          --              --                  --             --              --            --
     Investors Class B............          --              --                  --             --              --            --
-----------------------------------------------------------------------------------------------------------------------------------
       Total Distributions........      (4,806)         (4,488)             (7,963)        (4,561)           (918)         (444)
-----------------------------------------------------------------------------------------------------------------------------------
Change in Net Assets..............      (1,054)          4,679               2,374          7,736            (247)          551
===================================================================================================================================

Capital Share Transactions:
Trust Class:
Shares Issued....................       30,369          33,357             232,804         29,752          13,571        11,738
Shares Issued in Lieu of
  Cash Distributions.............        2,917           3,171               2,198          2,474              42             1
Shares Redeemed..................      (36,075)        (35,747)            (38,078)       (35,110)         (3,415)       (2,072)
                                      --------        --------            --------       --------        --------       --------
Total Trust Class Transactions          (2,789)            781             196,924         (2,884)         10,198         9,667
                                      --------        --------            --------       --------        --------       --------
Investor Class A:
Shares Issued....................          587             913                 758            776              --            --
Shares Issued in Lieu of
  Cash Distributions.............           73              29                  98             67              --            --
Shares Redeemed..................         (969)           (117)               (328)          (269)             --            --
                                      --------        --------            --------       --------        --------      --------
Total Investor Class A Transactions       (309)            825                 528            574              --            --
                                      --------        --------            --------       --------        --------      --------
Investor Class B:
Shares Issued....................           --              --                  --             --             381           327
Shares Issued in Lieu of
  Cash Distributions.............           --              --                  --             --              19             5
Shares Redeemed..................           --              --                  --             --             (18)          (14)
                                      --------        --------            --------       --------        --------      --------
Total Investor Class B Transactions         --              --                  --             --             382           318
-----------------------------------------------------------------------------------------------------------------------------------

Net Increase (Decrease) in
Net Assets from
Capital Share Transactions.......       (3,098)          1,606             197,452        (2,310)          10,580         9,985
-----------------------------------------------------------------------------------------------------------------------------------
Total Increase (Decrease)
in Net Assets ...................       (4,152)          6,285             199,826          5,426          10,333        10,536
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets:
Beginning of Period..............       90,247          83,962              83,599         78,173          10,536            --
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets:
End of Period....................      $86,095         $90,247            $283,425        $83,599         $20,869       $10,536
Shares Issued and Redeemed
Trust Class:
Shares Issued....................        3,067           3,410              23,858          3,084           1,315         1,155
Shares Issued in Lieu of
Cash Distributions...............          295             324                 225            256               4           --
Shares Redeemed..................       (3,652)         (3,674)             (3,883)        (3,671)           (332)         (198)
                                      --------        --------            --------       --------        --------      --------
Total Trust Class Share
Transactions.....................         (290)             60              20,200           (331)            987           957
                                      --------        --------            --------       --------        --------      --------
Investor Class A:
Shares Issued....................           59              91                  78             79              --            --
Shares Issued in Lieu of
Cash Distributions...............            7               4                   9              7              --            --
Shares Redeemed..................          (98)            (12)                (33)           (28)             --            --
                                      --------        --------            --------       --------        --------      --------
Total Investor Class A Share
Transactions.....................          (32)             83                  54             58              --            --
                                      --------        --------            --------       --------        --------      --------
Investor Class B:
Shares Issued....................           --              --                  --             --              37            31
Shares Issued in Lieu of
Cash Distributions...............           --              --                  --             --               2             1
Shares Redeemed..................           --              --                  --             --              (2)           (1)
                                      --------        --------            --------       --------        --------      --------
Total Investor Class B
Share Transactions...............           --              --                  --             --              37            31
-----------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)
from Capital Share Transactions            322             143              20,254           (273)          1,024           988
===================================================================================================================================

(1)Commenced operations on April 5, 1995.
Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET AS                                  CRESTFUNDS, INC.
For the Year Ended November 30, 1996

                                                                               (IN THOUSANDS)
                                                      -----------------------------------------------------------------
                                                        VIRGINIA     VIRGINIA
                                                      INTERMEDIATE INTERMEDIATE   VIRGINIA     VIRGINIA      MARYLAND
                                                        MUNICIPAL    MUNICIPAL    MUNICIPAL    MUNICIPAL     MUNICIPAL
                                                        BOND FUND    BOND FUND    BOND FUND  BOND FUND (1) BOND FUND(2)
                                                      ------------ ------------   ---------  ------------- ------------
                                                        12/01/95     12/01/94     12/01/95     04/05/95      03/01/96
                                                       TO 11/30/96  TO 11/30/95  TO 11/30/96  TO 11/30/95   TO 11/30/96
---------------------------------------------------------------------------------------------------------------------------
Investment Activities:
     Net Investment Income........................        $ 3,992    $  2,163       $  553       $  147       $  132
     Net Realized Gain (Loss) on Investments......            123        (398)          --           30          (25)
     Change in Net Unrealized Appreciation
       (Depreciation) of Investments..............          7,143       5,690           82          215           45
---------------------------------------------------------------------------------------------------------------------------
Increase in Net Assets Resulting From Operations..         11,258       7,455          635          392          152
---------------------------------------------------------------------------------------------------------------------------
Distribution to Shareholders:
   Net Investment Income
     Trust Class..................................        (3,639)     (1,797)        (527)        (138)        (130)
     Investors Class A............................          (349)       (364)          --           --           --
     Investors Class B............................            --          --          (26)          (9)          (2)
   In Excess of Net Investment Income
     Trust Class.................................             --          --           --           --           --
     Investors Class A...........................             --          --           --           --           --
     Investors Class B...........................             --          --           --           --           --
   Capital Gains
     Trust Class.................................             --          --           --          (26)          --
     Investors Class A...........................             --          --           --           --           --
     Investors Class B...........................             --          --           --           (3)          --
   In Excess of Capital Gains
     Trust Class.................................             --          --           --           --           --
     Investors Class A...........................             --          --           --           --           --
     Investors Class B...........................             --          --           --           --           --
---------------------------------------------------------------------------------------------------------------------------
       Total Distributions.......................         (3,988)     (2,161)        (553)        (176)        (132)
---------------------------------------------------------------------------------------------------------------------------
Change in Net Assets.............................          7,270       5,294           82          216           20
===========================================================================================================================
Capital Share Transactions:
   Trust Class:
     Shares Issued...............................        214,918      14,161       13,472        6,938        6,095
     Shares Issued in Lieu of Cash Distributions.             11          29            5           --            2
     Shares Redeemed.............................        (22,461)    (16,598)      (3,895)        (891)        (306)
                                                        --------    --------     --------       ------       ------
       Total Trust Class Transactions............        192,468      (2,408)       9,582        6,047        5,791
                                                        --------    --------     --------       ------       ------
   Investor Class A:
     Shares Issued...............................          1,145       2,323           --           --           --
     Shares Issued in Lieu of Cash Distributions.            277         272           --           --           --
     Shares Redeemed.............................         (1,860)     (2,304)          --           --           --
                                                        --------    --------     --------       ------       ------
       Total Investor Class A Transactions.......           (438)        291           --           --           --
                                                        --------    --------     --------       ------       ------
   Investor Class B:
     Shares Issued...............................             --          --          359          623          113
     Shares Issued in Lieu of Cash Distributions.             --          --           17            7            2
     Shares Redeemed.............................             --          --         (216)         (18)          (5)
                                                        --------    --------     --------       ------       ------
       Total Investor Class B Transactions.......             --          --          160          612          110
---------------------------------------------------------------------------------------------------------------------------

Net Increase (Decrease) in Net Assets from
   Capital Share Transactions....................        192,030      (2,117)       9,742        6,659        5,901
---------------------------------------------------------------------------------------------------------------------------
       Total Increase in Net Assets..............        199,300       3,177        9,824        6,875        5,921
---------------------------------------------------------------------------------------------------------------------------

Net Assets:
   Beginning of Period...........................         52,022      48,845        6,875           --           --
---------------------------------------------------------------------------------------------------------------------------

Net Assets:
   End of Period.................................       $251,322    $ 52,022      $16,699       $6,875       $5,921
Shares Issued and Redeemed:
   Trust Class:
     Shares Issued...............................         21,786       1,429        1,331          688          627
     Shares Issued in Lieu of Cash Distributions.              1           3           --           --           --
     Shares Redeemed.............................         (2,225)     (1,688)        (384)         (87)         (32)
                                                        --------    --------     --------       ------       ------
       Total Trust Class Share Transactions......         19,562        (256)         947          601          595
                                                        --------    --------     --------       ------       ------
   Investor Class A:
     Shares Issued...............................            113         237           --           --           --
     Shares Issued in Lieu of Cash Distributions.             27          27           --           --           --
     Shares Redeemed.............................           (184)       (232)          --           --           --
                                                        --------    --------     --------       ------       ------
       Total Investor Class A Share Transactions.            (44)         32           --           --           --
                                                        --------    --------     --------       ------       ------
   Investor Class B:
     Shares Issued...............................             --          --           35           61           13
     Shares Issued in Lieu of Cash Distributions.             --          --            2            1           --
     Shares Redeemed.............................             --          --          (21)          (2)          (1)
                                                        --------    --------     --------       ------       ------
       Total Investor Class B Share Transactions.             --          --           16           60           12
---------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) from Capital Share Transactions   19,518        (224)         963          661          607
===========================================================================================================================

(1) Commenced operations on April 5, 1995.
(2) Commenced operations on March 1, 1996.
    Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS                              CRESTFUNDS, INC.
For the Year Ended November 30, 1996

                                                                             (IN THOUSANDS)
                                            -------------------------------------------------------------------------------
                                                                        CAPITAL      CAPITAL      SPECIAL      SPECIAL
                                               VALUE        VALUE    APPRECIATION APPRECIATION    EQUITY       EQUITY
                                               FUND         FUND         FUND         FUND         FUND         FUND
                                            ----------   -----------  -----------  ----------  ------------  -----------
                                             12/01/95     12/01/94     12/01/95     12/01/94     12/01/95     12/01/94
                                            TO 11/30/96  TO 11/30/95  TO 11/30/96  TO 11/30/95  TO 11/30/96  TO 11/30/95
---------------------------------------------------------------------------------------------------------------------------
Investment Activities:
     Net Investment Income..............      $ 4,777    $  4,379       $  104        $  77       $   257     $   460
     Net Realized Gain (Loss) on Investments   16,756      21,813        1,899        2,611         3,928         (83)
     Change in Net Unrealized Appreciation
       of investments...................       79,107      24,731        4,702          516         7,966       8,522
---------------------------------------------------------------------------------------------------------------------------
Increase in Net Assets Resulting
From Operations.........................      100,640      50,923        6,705        3,204        12,151       8,899
---------------------------------------------------------------------------------------------------------------------------
Distribution to Shareholders:
     Trust Class........................       (4,346)     (4,388)         (83)         (71)         (247)       (455)
     Investors Class A..................         (199)       (228)         (14)         (10)          (19)        (38)
     Investors Class B..................          (23)         (7)          --           --            --          (1)
   In Excess of Net Investment Income
     Trust Class........................           --          --           --           --            --          --
     Investors Class A..................           --          --           --           --            --          --
     Investors Class B..................           --          --           --           --            --          --
   Capital Gains
     Trust Class........................       (14,523)    (29,441)          --       (2,304)       (1,429)     (1,501)
     Investors Class A..................         (743)     (1,560)          --         (342)         (110)       (115)
     Investors Class B..................         (186)       (167)          --           --           (21)         --
   In Excess of Capital Gains
     Trust Class........................           --          --           --           --            --          --
     Investors Class A..................           --          --           --           --            --          --
     Investors Class B..................           --          --           --           --            --          --
---------------------------------------------------------------------------------------------------------------------------
       Total Distributions..............      (20,020)    (35,791)         (97)      (2,727)       (1,826)     (2,110)
---------------------------------------------------------------------------------------------------------------------------
Change in Net Assets....................       80,620      15,132        6,608          477        10,325       6,789
===========================================================================================================================
Capital Share Transactions:
   Trust Class:
     Shares Issued......................      324,452      63,581       17,305       10,294        29,781      19,004
     Shares Issued in Lieu of
     Cash Distributions.................       10,467      24,051            8           59         1,316       1,570
     Shares Redeemed....................      (79,508)    (48,378)      (9,622)      (4,065)      (17,031)    (16,202)
                                             --------    --------     --------     --------      --------    --------
       Total Trust Class Transactions         255,411      39,254        7,691        6,288        14,066       4,372
                                             --------    --------     --------     --------      --------    --------
   Investor Class A:
     Shares Issued......................        4,589       3,958        1,389        1,637           689       1,418
     Shares Issued in Lieu of
     Cash Distributions.................          931       1,769           14          349           122         152
     Shares Redeemed....................       (2,402)     (1,979)        (702)        (275)       (1,437)       (872)
                                             --------    --------     --------     --------      --------    --------
       Total Investor Class A Transactions      3,118       3,748          701        1,711          (626)        698
                                             --------    --------     --------     --------      --------    --------
   Investor Class B:
     Shares Issued......................        2,571       2,049           --           --           367         536
     Shares Issued in Lieu of
     Cash Distributions.................          207         174           --           --            21           1
     Shares Redeemed....................         (255)        (80)          --           --           (74)         (4)
                                             --------    --------     --------     --------       --------   --------
       Total Investor Class B Transactions      2,523       2,143           --           --           313         533
---------------------------------------------------------------------------------------------------------------------------

Net Increase in Net Assets from
   Capital Share Transactions...........      261,052      45,145        8,392        7,999        13,753       5,603
---------------------------------------------------------------------------------------------------------------------------
       Total Increase in Net Assets.....      341,672      60,277       15,000        8,476        24,078      12,392
---------------------------------------------------------------------------------------------------------------------------

Net Assets:
   Beginning of Period..................      235,105     174,828       22,853       14,377        59,468      47,076
---------------------------------------------------------------------------------------------------------------------------

Net Assets:
   End of Period........................     $576,777    $235,105      $37,853      $22,853      $ 83,546    $ 59,468
---------------------------------------------------------------------------------------------------------------------------
Shares Issued and Redeemed:
   Trust Class:
     Shares Issued......................       27,872       5,580        1,425          896         2,402       1,681
     Shares Issued in Lieu of
     Cash Distributions.................          848       2,175            1            5           100         153
     Shares Redeemed....................       (6,393)     (4,287)        (799)        (364)       (1,300)     (1,493)
                                             --------    --------     --------     --------      --------    --------
       Total Trust Class Share Transactions    22,327       3,468          627          537         1,202         341
                                             --------    --------     --------     --------      --------    --------
   Investor Class A:
     Shares Issued......................          369         346          117          146            53         126
     Shares Issued in Lieu of Cash
       Distributions....................           75         158            1           33             9          15
     Shares Redeemed....................         (192)       (173)         (59)         (26)         (110)        (79)
                                             --------    --------     --------     --------      --------    --------
       Total Investor Class A Share
       Transactions.....................          252          331          59          153           (48)         62
                                             --------     --------    --------     --------      --------    --------
   Investor Class B:
     Shares Issued......................          205         170           --           --            28          46
     Shares Issued in Lieu of
       Cash Distributions...............           17          15           --           --             2          --
     Shares Redeemed....................          (20)         (6)          --           --            (6)         --
                                             --------    --------     --------     --------      --------    --------
       Total Investor Class B
         Share Transactions.............          202          179          --           --            24          46
---------------------------------------------------------------------------------------------------------------------------
Net Increase from Capital
Share Transactions......................       22,781        3,978         686          690         1,178         449
===========================================================================================================================

Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS                                            CRESTFUNDS, INC.
For a Share Outstanding Throughout the Year

                        INVESTMENT ACTIVITIES       DISTRIBUTIONS
             NET     --------------------------   ------------------     NET
            ASSET                 NET REALIZED                          ASSET
            VALUE       NET      AND UNREALIZED     NET                 VALUE,
          BEGINNING  INVESTMENT    GAIN(LOSS)    INVESTMENT  CAPITAL     END
          OF PERIOD    INCOME    ON INVESTMENTS    INCOME     GAINS   OF PERIOD
-------------------------------------------------------------------------------
-----------------
CASH RESERVE FUND
-----------------
  TRUST CLASS
  FOR THE YEARS ENDED NOVEMBER 30,:
  1996      $1.00      0.049          --          (0.049)      --       $1.00
  1995       1.00      0.053          --          (0.053)      --        1.00
  1994       1.00      0.034          --          (0.034)      --        1.00
  1993       1.00      0.027          --          (0.027)      --        1.00
  1992       1.00      0.036          --          (0.036)      --        1.00
  1991       1.00      0.060          --          (0.060)      --        1.00
  INVESTORS CLASS A
  FOR THE YEARS ENDED NOVEMBER 30,:
  1996      $1.00      0.049          --          (0.049)      --       $1.00
  1995       1.00      0.053          --          (0.053)      --        1.00
  1994       1.00      0.033          --          (0.033)      --        1.00
  1993 (1)   1.00      0.014          --          (0.014)      --        1.00
  INVESTORS CLASS B (**)
  FOR THE YEARS ENDED NOVEMBER 30,:
  1996      $1.00      0.040          --          (0.040)      --       $1.00
  1995 (2)   1.00      0.028          --          (0.028)      --        1.00
------------------------
U.S. TREASURY MONEY FUND
------------------------
  TRUST CLASS
  FOR THE YEARS ENDED NOVEMBER 30,:
  1996      $1.00   0.047             --          (0.047)      --       $1.00
  1995       1.00   0.052             --          (0.052)      --        1.00
  1994       1.00   0.033             --          (0.033)      --        1.00
  1993       1.00   0.025             --          (0.025)      --        1.00
  1992       1.00   0.034             --          (0.034)      --        1.00
  1991       1.00   0.058             --          (0.058)      --        1.00
  INVESTORS CLASS A (+)
  FOR THE YEARS ENDED NOVEMBER 30,:
  1994       1.00   0.008             --          (0.008)      --        1.00
  1993       1.00   0.003             --          (0.003)      --        1.00
-------------------
TAX-FREE MONEY FUND
-------------------
  TRUST CLASS
  FOR THE YEARS ENDED NOVEMBER 30,:
  1996      $1.00   0.029          0.002          (0.029)  (0.002)    $1.00
  1995       1.00   0.032             --          (0.032)      --      1.00
  1994       1.00   0.021             --          (0.021)      --      1.00
  1993       1.00   0.019             --          (0.019)      --      1.00
  1992       1.00   0.031             --          (0.031)      --      1.00
  1991       1.00   0.046             --          (0.046)      --      1.00
  INVESTORS CLASS A
  FOR THE YEARS ENDED NOVEMBER 30,:
  1996      $1.00   0.029          0.002          (0.029)  (0.002)    $1.00
  1995       1.00   0.031             --          (0.031)      --      1.00
  1994       1.00   0.020             --          (0.020)      --      1.00
  1993 (3)   1.00   0.009             --          (0.009)      --      1.00


(TABLE CONTINUED)


FINANCIAL HIGHLIGHTS                                            CRESTFUNDS, INC.
For a Share Outstanding Throughout the Year

                                                                           RATIO OF
                                                RATIO                   NET INVESTMENT
                       NET                   OF EXPENSES     RATIO OF      INCOME TO
                     ASSETS,       RATIO      TO AVERAGE  NET INVESTMENT   AVERAGE
                      END       OF EXPENSES   NET ASSETS      INCOME      NET ASSETS    PORTFOLIO
          TOTAL    OF PERIOD    TO AVERAGE    EXCLUDING     TO AVERAGE     EXCLUDING     TURNOVER
          RETURN     (000)      NET ASSETS   FEE WAIVERS    NET ASSETS    FEE WAIVERS      RATE
----------------------------------------------------------------------------------------------------
-----------------
CASH RESERVE FUND
-----------------
  TRUST CLASS
  FOR THE YEARS ENDED NOVEMBER 30,:
  1996    4.98%      621,139       0.66%        0.81%         4.87%          4.72%           --
  1995    5.45%      520,185       0.66%        0.81%         5.31%          5.16%           --
  1994    3.46%      377,493       0.66%        0.66%         3.37%          3.37%           --
  1993    2.76%      408,036       0.66%        0.66%         2.75%          2.75%           --
  1992    3.66%      496,847       0.61%        0.61%         3.50%          3.50%           --
  1991    6.17%      396,534       0.51%        0.58%         6.00%          5.93%           --

  INVESTORS CLASS A
  FOR THE YEARS ENDED NOVEMBER 30,:

  1996    4.97%       65,411       0.67%        1.07%         4.85%          4.45%           --
  1995    5.44%       40,240       0.67%        1.07%         5.31%          4.91%           --
  1994    3.36%       11,832       0.68%        0.97%         3.35%          3.06%           --
  1993(1) 1.49%*          73       1.16%*      13.00%*        2.25%*       (14.09%)*         --

  INVESTORS CLASS B(**)
  FOR THE YEARS ENDED NOVEMBER 30,:

  1996    4.08%           15       1.52%        1.67%         4.02%          3.87%           --
  1995(2) 2.82%*          21       1.52%*       1.67%*        4.45%*         4.30%*          --

------------------------
U.S. TREASURY MONEY FUND
------------------------
  TRUST CLASS
  FOR THE YEARS ENDED NOVEMBER 30,:

  1996    4.80%     389,051        0.66%        0.81%         4.69%          4.54%           --
  1995    5.29%     370,454        0.66%        0.81%         5.16%          5.01%           --
  1994    3.30%     319,477        0.66%        0.66%         3.23%          3.23%           --
  1993    2.51%     342,537        0.66%        0.66%         2.52%          2.52%           --
  1992    3.55%     482,881        0.64%        0.65%         3.37%          3.36%           --
  1991    6.00%     279,790        0.56%        0.62%         5.61%          5.55%           --

  INVESTORS CLASS A (dagger)
  FOR THE YEARS ENDED NOVEMBER 30,:

  1994   0.79%          --        0.92%*      29.16%*        2.31%*        (25.93%)*         --
  1993   0.34%          17        1.16%*      36.60%*        2.02%*        (33.42%)*         --

-------------------
TAX-FREE MONEY FUND
-------------------
  TRUST CLASS
  FOR THE YEARS ENDED NOVEMBER 30,:

  1996    3.14%    182,320        0.66%        0.81%         2.88%           2.73%           --
  1995    3.26%    202,333        0.66%        0.81%         3.19%           3.04%           --
  1994    2.07%    157,602        0.67%        0.67%         2.06%           2.06%           --
  1993    1.88%    142,284        0.66%        0.66%         1.85%           1.85%           --
  1992    3.03%    155,458        0.47%        0.62%         3.00%           2.85%           --
  1991    4.72%    166,670        0.27%        0.70%         4.39%           3.96%           --


  1996    3.13%      2,994        0.67%        1.07%         2.86%           2.46%           --
  1995    3.25%      1,627        0.67%        1.07%         3.16%           2.76%           --
  1994    1.98%        757        0.76%        1.44%         1.97%           1.29%           --
  1993(3) 0.88%*       228        1.16%*       3.00%*        1.35%*         (0.49%)*         --


Amounts designated as "--" are either $0 or have been rounded to $0.
(1) Commencement of operations for this class May 4, 1993.
(2) Commencement of operations for this class April 19, 1995.
(3) Commencement of operations for this class May 5, 1993.
(dagger) Ceased operations March 31, 1994.
* Annualized.
** Total return does not reflect the sales charge or redemption charge, where applicable.

The accompanying notes are an integral part of the financial statements.






FINANCIAL HIGHLIGHTS                                            CRESTFUNDS, INC.
For a Share Outstanding Throughout the Year


                      INVESTMENT ACTIVITIES        DISTRIBUTIONS
             NET     ------------------------   ------------------      NET
            ASSET                NET REALIZED                          ASSET
            VALUE,      NET     AND UNREALIZED     NET                 VALUE,
          BEGINNING  INVESTMENT  GAIN(LOSS)     INVESTMENT  CAPITAL     END
          OF PERIOD    INCOME   ON INVESTMENTS    INCOME     GAINS   OF PERIOD
--------------------------------------------------------------------------------


----------------------
LIMITED TERM BOND FUND
----------------------
  TRUST CLASS
  FOR THE YEARS ENDED NOVEMBER 30,:
  1996     $10.03     0.534       (0.097)        (0.537)      --     $ 9.93
  1995       9.49     0.532        0.534         (0.526)      --      10.03
  1994      10.16     0.480       (0.640)        (0.480)  (0.030)      9.49
  1993       9.81     0.500        0.350         (0.500)      --      10.16
  1992 (4)  10.00     0.070       (0.190)        (0.070)      --       9.81
  INVESTORS CLASS A (**)
  FOR THE YEARS ENDED NOVEMBER 30,:
  1996     $10.06     0.535       (0.109)        (0.536)      --     $ 9.95
  1995       9.50     0.530        0.556         (0.526)      --      10.06
  1994      10.17     0.480       (0.650)        (0.470)  (0.030)      9.50
  1993 (5)  10.11     0.260        0.060         (0.260)      --      10.17

----------------------
INTERMEDIATE BOND FUND
----------------------
  TRUST CLASS
  FOR THE YEARS ENDED NOVEMBER 30,:
  1996     $10.12     0.550      (0.175)        (0.555)      --     $ 9.94
  1995       9.16     0.569       0.954         (0.563)      --      10.12
  1994      10.20     0.530      (1.000)        (0.530)  (0.040)      9.16
  1993       9.70     0.520       0.500         (0.520)      --      10.20
  1992 (4)  10.00     0.080      (0.300)        (0.080)      --       9.70
  INVESTORS CLASS A (**)
  FOR THE YEARS ENDED NOVEMBER 30,:
  1996     $10.12     0.543      (0.169)        (0.554)      --     $ 9.94
  1995       9.16     0.572       0.951         (0.563)      --      10.12
  1994      10.19     0.520      (0.990)        (0.520)  (0.040)      9.16
  1993 (6)  10.20     0.290      (0.010)           --    (0.290)     10.19

--------------------
GOVERNMENT BOND FUND
--------------------
  TRUST CLASS
  FOR THE YEARS ENDED NOVEMBER 30,:
  1996     $10.66     0.591     (0.290)        (0.591)      --      $10.37
  1995(7)   10.00     0.412      0.753         (0.412)  (0.093)      10.66
  INVESTORS CLASS B (**)
  FOR THE YEARS ENDED NOVEMBER 30,:
  1996     $10.68     0.503     (0.291)        (0.502)      --      $10.39
  1995(8)   10.03     0.338      0.738         (0.333)  (0.093)      10.68

                                                                       RATIO OF
                                              RATIO                  NET INVESTMENT
                     NET                   OF EXPENSES   RATIO OF      INCOME TO
                    ASSETS,      RATIO     TO AVERAGE  NET INVESTMENT  AVERAGE
                     END      OF EXPENSES  NET ASSETS     INCOME      NET ASSETS    PORTFOLIO
           TOTAL  OF PERIOD   TO AVERAGE    EXCLUDING   TO AVERAGE    EXCLUDING     TURNOVER
           RETURN   (000)      NET ASSETS  FEE WAIVERS  NET ASSETS    FEE WAIVERS     RATE
-----------------------------------------------------------------------------------------------

----------------------
LIMITED TERM BOND FUND
----------------------
  TRUST CLASS
  FOR THE YEARS ENDED NOVEMBER 30,:
  1996      4.52%   84,973       0.78%        0.93%        5.41%         5.26%         51%
  1995     11.50%   88,789       0.78%        0.93%        5.44%         5.29%         36%
  1994     (1.56%)  83,369       0.76%        0.76%        4.92%         4.92%         47%
  1993      8.84%   85,968       0.77%        0.77%        4.95%         4.95%         61%
  1992 (4) (1.22%)  72,590       1.04%*       1.04%*       4.46%*        4.46%*         2%
  INVESTORS CLASS A (**)
  FOR THE YEARS ENDED NOVEMBER 30,:
  1996      4.40%     1,122      0.79%        0.94%        5.39%         5.24%         51%
  1995     11.70%     1,458      0.79%        0.94%        5.46%         5.31%         36%
  1994     (1.72%)      593      0.77%        1.03%        4.92%         4.66%         47%
  1993 (5)  3.16%*      427      1.02%*       1.48%*       4.70%*        4.24%*        61%

----------------------
INTERMEDIATE BOND FUND
----------------------
  TRUST CLASS
  FOR THE YEARS ENDED NOVEMBER 30,:
  1996      3.92%   281,187       0.88%        1.03%        5.70%         5.55%         35%
  1995     17.07     81,870       0.88%        1.03%        5.89%         5.74%         37%
  1994     (4.72%)   77,143       0.88%        0.88%        5.53%         5.53%         39%
  1993     10.69%    58,487       0.90%        0.90%        5.15%         5.15%         28%
  1992 (4) (2.20%)*  13,759       1.15%*       1.15%*       4.63%*        4.63%*         0%
  INVESTORS CLASS A (**)
  FOR THE YEARS ENDED NOVEMBER 30,:
  1996      3.91%     2,238       0.89%        1.04%        5.54%         5.39%         35%
  1995     17.08%     1,729       0.89%        1.04%        5.87%         5.72%         37%
  1994     (4.72%)    1,030       0.89%        1.05%        5.51%         5.35%         39%
  1993 (6)  2.72%*      618       1.15%*       1.58%*       4.90%*        4.47%*        28%

--------------------
GOVERNMENT BOND FUND
--------------------
  TRUST CLASS
  FOR THE YEARS ENDED NOVEMBER 30,:
  1996      3.02%    20,171       0.69%        1.09%        5.75%         5.35%         16%
  1995(7)  11.85%*   10,211       0.71%*       1.11%*       6.00%*        5.60%*        28%
  INVESTORS CLASS B (**)
  FOR THE YEARS ENDED NOVEMBER 30,:
  1996      2.12%       698       1.55%        1.95%        4.89%         4.49%         16%
  1995(8)  10.86%*      325       1.55%*       1.95%*       5.05%*        4.65%*        28%

Amounts designated as "--" are either $0 or have been rounded to $0.
(4) Commencement of operations for this class September 28, 1992.
(5) Commencement of operations for this class May 19, 1993.
(6) Commencement of operations for this class May 11, 1993.
(7) Commencement of operations for this class April 5, 1995.
(8) Commencement of operations for this class April 19, 1995.
 * Annualized.
** Total return does not reflect the sales charge or redemption charge, where applicable.

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS                                            CRESTFUNDS, INC.
For a Share Outstanding Throughout the Year


                       INVESTMENT ACTIVITIES       DISTRIBUTIONS
              NET     ----------------------    ------------------     NET
             ASSET               NET REALIZED                         ASSET
             VALUE,     NET     AND UNREALIZED     NET                VALUE,
           BEGINNING INVESTMENT  GAIN(LOSS)     INVESTMENT  CAPITAL    END
           OF PERIOD   INCOME   ON INVESTMENTS   INCOME      GAINS  OF PERIOD
--------------------------------------------------------------------------------

-----------------------------------------
VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND
-----------------------------------------
  TRUST CLASS
  FOR THE YEARS ENDED NOVEMBER 30,:
  1996     $10.24     0.419        (0.021)      (0.418)       --     $10.22
  1995       9.21     0.428         1.030       (0.428)       --      10.24
  1994      10.33     0.440        (1.100)      (0.440)    (0.020)     9.21
  1993 (9)  10.00     0.390         0.330       (0.390)       --      10.33
  INVESTORS CLASS A (**)
  FOR THE YEARS ENDED NOVEMBER 30,:
  1996     $10.23     0.415        (0.018)      (0.417)       --     $10.21
  1995       9.20     0.428         1.029       (0.427)       --      10.23
  1994      10.32     0.440        (1.100)      (0.440)    (0.020)     9.20
  1993 (3)  10.22     0.260         0.100       (0.260)       --      10.32

----------------------------
VIRGINIA MUNICIPAL BOND FUND
----------------------------
  TRUST CLASS
  FOR THE YEARS ENDED NOVEMBER 30,:
  1996     $10.40     0.465        (0.120)      (0.465)       --     $10.28
  1995(7)   10.00     0.309         0.445       (0.310)   (0.044)     10.40
  INVESTORS CLASS B (**)
  FOR THE YEARS ENDED NOVEMBER 30,:
  1996     $10.43     0.378        (0.121)      (0.377)       --     $10.31
  1995(10)  10.06     0.237         0.409       (0.232)   (0.044)     10.43

----------------------------
MARYLAND MUNICIPAL BOND FUND
----------------------------
  TRUST CLASS
  FOR THE YEARS ENDED NOVEMBER 30,:
  1996(12) $10.00     0.309        (0.240)      (0.309)      --      $ 9.76
  INVESTORS CLASS B (**)
  FOR THE YEARS ENDED NOVEMBER 30,:
  1996(13) $ 9.53     0.200         0.226       (0.196)      --      $ 9.76

----------
VALUE FUND
----------
  TRUST CLASS
  FOR THE YEARS ENDED NOVEMBER 30,:
  1996     $11.60     0.166        2.380       (0.165)   (0.591)     $13.39
  1995      10.73     0.245        2.619       (0.262)   (1.732)      11.60
  1994      11.38     0.200       (0.240)      (0.190)   (0.420)      10.73
  1993      10.50     0.180        0.870       (0.170)       --       11.38
  1992 (4)  10.00     0.030        0.500       (0.030)       --       10.50
  INVESTORS CLASS A (**)
  FOR THE YEARS ENDED NOVEMBER 30,:
  1996     $11.66     0.168        2.396       (0.164)  (0.5910)     $13.47
  1995      10.78     0.250        2.623       (0.261)   (1.732)      11.66
  1994      11.42     0.180       (0.220)      (0.180)   (0.420)      10.78
  1993 (11) 11.06     0.060        0.350       (0.050)       --       11.42
  INVESTORS CLASS B (**)
  FOR THE YEARS ENDED NOVEMBER 30,:
  1996     $11.64     0.091        2.384       (0.084)   (0.591)     $13.44
  1995 (7)  11.11     0.120        1.618       (0.136)   (1.072)      11.64


                                                                       RATIO OF
                                              RATIO                  NET INVESTMENT
                     NET                   OF EXPENSES   RATIO OF      INCOME TO
                    ASSETS,      RATIO     TO AVERAGE  NET INVESTMENT  AVERAGE
                     END      OF EXPENSES  NET ASSETS     INCOME      NET ASSETS    PORTFOLIO     Average
           TOTAL  OF PERIOD   TO AVERAGE    EXCLUDING   TO AVERAGE    EXCLUDING     TURNOVER    Commission
           RETURN   (000)      NET ASSETS  FEE WAIVERS  NET ASSETS    FEE WAIVERS     RATE        Rate(A)
-------------------------------------------------------------------------------------------------------------

-----------------------------------------
VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND
-----------------------------------------
  TRUST CLASS
  FOR THE YEARS ENDED NOVEMBER 30,:
  1996      4.01%  243,137       0.78%        0.93%       4.35%         4.20%          25%          n/a
  1995     16.09%   43,373       0.72%        0.94%       4.34%         4.12%          28%          n/a
  1994     (6.53%)  41,365       0.65%        0.77%       4.48%         4.36%          24%          n/a
  1993(9)   7.25%*  39,392       0.71%*       0.85%*      4.25%*        4.11%*         39%          n/a
  INVESTORS CLASS A (**)
  FOR THE YEARS ENDED NOVEMBER 30,:
  1996      4.01%    8,185       0.79%        0.94%       4.12%         3.97%          25%          n/a
  1995     16.10%    8,649       0.73%        0.95%       4.33%         4.11%          28%          n/a
  1994     (6.56%)   7,481       0.66%        0.80%       4.47%         4.33%          24%          n/a
  1993(3)  (3.53%)*  4,805       0.66%*       0.90%*      4.27%*        4.03%*         39%          n/a


----------------------------
VIRGINIA MUNICIPAL BOND FUND
----------------------------
  TRUST CLASS
  FOR THE YEARS ENDED NOVEMBER 30,:
  1996      3.48%   15,911       0.71%        1.11%       4.61%         4.21%          24%          n/a
  1995(7)   7.67%*   6,247       0.71%*       1.11%*      4.61%*        4.21%*         35%          n/a
  INVESTORS CLASS B (**)
  FOR THE YEARS ENDED NOVEMBER 30,:
  1996      2.58%      787       1.57%        1.97%       3.73%         3.33%          24%          n/a
  1995(10)  6.51%*     628       1.57%*       1.97%*      3.76%*        3.36%*         35%          n/a


----------------------------
MARYLAND MUNICIPAL BOND FUND
----------------------------
  TRUST CLASS
  FOR THE YEARS ENDED NOVEMBER 30,:
  1996(12)  1.07%*   5,808      0.71%*        1.36%*      4.30%*        3.65%*           9%         n/a
  INVESTORS CLASS B (**)
  FOR THE YEARS ENDED NOVEMBER 30,:
  1996(13)  7.67%*     113      1.55%*        2.20%*      3.42%*        2.77%*           9%         n/a

----------
VALUE FUND
----------
  TRUST CLASS
  FOR THE YEARS ENDED NOVEMBER 30,:
  1996    22.68%   553,648      1.02%         1.17%       1.38%         1.23%           82%       $.0548
  1995    28.76%   220,386      1.02%         1.17%       2.16%         2.01%          175%         n/a
  1994    (0.49%)  166,713      1.01%         1.01%       1.82%         1.82%          116%         n/a
  1993    10.05%   167,337      1.03%         1.03%       1.64%         1.64%           77%         n/a
  1992(4)  5.30%*   82,944      1.28%*        1.28%*      1.74%*        1.74%*           5%         n/a
  INVESTORS CLASS A (**)
  FOR THE YEARS ENDED NOVEMBER 30,:
  1996    22.63%   17,997       1.03%         1.18%       1.35%         1.20%           82%       $.0548
  1995    28.71%   12,633       1.03%         1.18%       2.14%         1.99%          175%         n/a
  1994    (0.45%)   8,115       1.02%         1.04%       1.81%         1.79%          116%         n/a
  1993(11) 3.71%*   4,058       1.16%*        1.16%*      1.51%*        1.51%*          77%         n/a
  INVESTORS CLASS B (**)
  FOR THE YEARS ENDED NOVEMBER 30,:
  1996      21.81%  5,131       1.68%        2.03%        0.71%         0.36%           82%       $.0548
  1995(7)   15.78%* 2,086       1.68%*       2.03%*       1.13%*        0.78%*         175%         n/a

Amounts designated as "--" are either $0 or have been rounded to $0.
(A) Average commission rate paid per share for the security purchases and sales made during the period. Presentation of the rate is only required for fiscal years beginning after September 1, 1995.
(3) Commencement of operations for this class May 5, 1993.
(4) Commencement of operations for this class September 28, 1992.
(7) Commencement of operations for this class April 5, 1995.
(9) Commencement of operations for this class January 11, 1993.
(10) Commencement of operations for this class April 17, 1995.
(11) Commencement of operations for this class May 7, 1993.
(12) Commencement of operations for this class March 1, 1996.
(13) Commencement of operations for this class April 25, 1996.
* Annualized.
** Total return does not reflect the sales charge or redemption charge, where applicable.

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS                                            CRESTFUNDS, INC.
For a Share Outstanding Throughout the Year


                       INVESTMENT ACTIVITIES       DISTRIBUTIONS
              NET     ----------------------    ------------------     NET
             ASSET               NET REALIZED                         ASSET
             VALUE,     NET     AND UNREALIZED     NET                VALUE,
           BEGINNING INVESTMENT  GAIN(LOSS)     INVESTMENT  CAPITAL    END
           OF PERIOD   INCOME   ON INVESTMENTS   INCOME      GAINS  OF PERIOD
--------------------------------------------------------------------------------
--------------------------
CAPITAL APPRECIATION FUND
--------------------------
  TRUST CLASS
  FOR THE YEARS ENDED NOVEMBER 30,:
  1996      $10.87     0.043         2.710       (0.042)      --      $13.58
  1995       10.17     0.043         2.035       (0.046)   (1.332)     10.87
  1994        9.79     0.010         0.380       (0.010)      --       10.17
  1993(9)    10.00     0.010        (0.210)      (0.010)      --        9.79
  INVESTORS CLASS A (**)
  FOR THE YEARS ENDED NOVEMBER 30,:
  1996      $10.76     0.043         2.678       (0.040)      --      $13.44
  1995       10.08     0.044         2.013       (0.045)   (1,332)     10.76
  1994        9.74     0.010         0.340       (0.010)      --       10.08
  1993(10)    9.42       --          0.320          --        --        9.74

-------------------
SPECIAL EQUITY FUND
-------------------
  TRUST CLASS
  FOR THE YEARS ENDED NOVEMBER 30,:
  1996      $12.12     0.050         1.925      (0.053)    (0.313)    $13.73
  1995       10.56     0.100         1.928      (0.108)    (0.360)     12.12
  1994       12.76     0.030        (0.460)     (0.020)    (1.750)     10.56
  1993       11.19     0.010         1.560         --         --       12.76
  1992(4)    10.00     0.010         1.180         --         --       11.19
  INVESTORS CLASS A (**)
  FOR THE YEARS ENDED NOVEMBER 30,:
  1996      $12.12     0.052         1.911      (0.050)    (0.313)   $13.72
  1995       10.56     0.100         1.927      (0.107)    (0.360)    12.12
  1994       12.76     0.030        (0.460)     (0.020)    (1.750)    10.56
  1993(3)    11.69       --          1.070         --         --      12.76
  INVESTORS CLASS B (**)
  FOR THE YEARS ENDED NOVEMBER 30,:
  1996      $12.08    (0.043)        1.898      (0.003)    (0.313)   $13.62
  1995(7)    10.61     0.007         1.501      (0.038)       --      12.08


                                                                       RATIO OF
                                              RATIO                  NET INVESTMENT
                     NET                   OF EXPENSES   RATIO OF      INCOME TO
                    ASSETS,      RATIO     TO AVERAGE  NET INVESTMENT  AVERAGE
                     END      OF EXPENSES  NET ASSETS     INCOME      NET ASSETS    PORTFOLIO     Average
           TOTAL  OF PERIOD   TO AVERAGE    EXCLUDING   TO AVERAGE    EXCLUDING     TURNOVER    Commission
           RETURN   (000)      NET ASSETS  FEE WAIVERS  NET ASSETS    FEE WAIVERS     RATE        Rate(A)
-------------------------------------------------------------------------------------------------------------
--------------------------
CAPITAL APPRECIATION FUND
--------------------------
  TRUST CLASS
  FOR THE YEARS ENDED NOVEMBER 30,:
  1996     25.38%   32,983        1.10%       1.25%        0.37%         0.22%          86%         $.0764
  1995     20.74%   19,592        1.10%       1.25%        0.40%         0.25%         470%           n/a
  1994      4.13%   12,869        1.05%       1.05%        0.17%         0.17%         271%           n/a
  1993(9)  (2.00%)*  7,741        1.11%*      1.11%*       0.20%*        0.20%*        133%           n/a
  INVESTORS CLASS A (**)
  FOR THE YEARS ENDED NOVEMBER 30,:
  1996     25.34%    4,870        1.11%       1.26%        0.36%         0.21%          86%         $.0764
  1995     20.72%    3,261        1.11%       1.26%        0.39%         0.24%         470%           n/a
  1994      3.70%    1,509        1.06%       1.18%        0.16%         0.04%         271%           n/a
  1993(10)  3.40%*     649        1.36%*      1.80%*      (0.05%)*      (0.49%)*       133%           n/a

-------------------
SPECIAL EQUITY FUND
-------------------
  TRUST CLASS
  FOR THE YEARS ENDED NOVEMBER 30,:
  1996     16.44%   77,931        1.04%       1.19%        0.39%         0.24%         98%          $.0620
  1995     20.07%   54,221        1.04%       1.19%        0.90%         0.75%         81%            n/a
  1994     (4.74%)  43,640        1.03%       1.03%        0.32%         0.32%        117%            n/a
  1993     14.07%   32,706        1.03%       1.03%        0.06%         0.06%         95%            n/a
  1992(4)  11.90%*  21,925        1.28%*      1.28%*       0.23%*        0.23%*         3%            n/a
  INVESTORS CLASS A (**)
  FOR THE YEARS ENDED NOVEMBER 30,:
  1996     16.34%    4,660        1.05%       1.20%        0.40%         0.25%         98%          $.0620
  1995     20.06%    4,693        1.05%       1.20%        0.89%         0.74%         81%            n/a
  1994     (4.76%)   3,436        1.04%       1.10%        0.31%         0.25%        117%            n/a
  1993(3)   9.19%*     938        1.28%*      1.61%*      (0.19%)*      (0.52%)*       95%            n/a
  INVESTORS
  FOR THE YEARS ENDED NOVEMBER 30,:
  1996     15.47%      955        1.90%       2.05%       (0.47%)       (0.62%)        98%          $.0620
  1995(7)  14.22%*     554        1.90%*      2.05%*      (0.04%)*      (0.19%)*       81%            n/a


  Amounts designated as "--" are either $0 or have been rounded to $0.
(A) Average commission rate paid per share for the security purchases and sales made during the period. Presentation of the rate is only required for fiscal years beginning after September 1, 1995.
(3) Commencement of operations for this class May 5, 1993.
(4) Commencement of operations for this class September 28, 1992.
(7) Commencement of operations for this class April 5, 1995.
(9) Commencement of operations for this class January 11, 1993.
(10)Commencement of operations for this class May 7, 1993.
 * Annualized.
** Total return does not reflect the sales charge or redemption charge, where applicable.


The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS                                   CRESTFUNDS, INC.
November 30, 1996

1. ORGANIZATION
CrestFunds, Inc. (the Company) is registered under the Investment Company Act of 1940 ( the "1940 Act"), as amended, as an open-end, management investment company organized as a Maryland corporation. The Company currently has twelve investment portfolios (individually a Fund and collectively the "Funds"). The Funds offer one or more of three classes of shares, the Trust Class Shares, the Investors Class A Shares and the Investors Class B Shares. The Funds include:

EQUITY FUNDS
Value Fund
Special Equity Fund
Capital Appreciation Fund
BOND FUNDS
Limited Term Bond Fund
Intermediate Bond Fund
Virginia Intermediate Municipal Bond Fund
Virginia Municipal Bond Fund
Government Bond Fund
Maryland Municipal Bond Fund
MONEY MARKET FUNDS
Cash Reserve Fund
U.S. Treasury Money Fund
Tax Free Money Fund

The  Funds'  prospectus   provides  a  description  of  each  Funds'  investment
objectives, policies and strategies.

2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant  accounting  policies  followed by the
Funds:

     SECURITY VALUATION--Investment securities held by the Money Market Funds are stated at amortized cost, which approximates market value. Under this valuation method, purchase discount and premiums are accreted and amortized ratably to maturity and are included in interest income.

     Investments in equity securities held by the Non-Money Market Funds which are traded on a national securities exchange (or reported on the NASDAQ national market system) are stated at the last quoted sale price if readily available for each equity securities on each business day; other equity securities traded in the over-the-counter markets and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding sixty days to maturity for which market quotations are readily available are valued at the most recent quoted bid price. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost. Restricted securities for which quotations are not readily available are valued at fair value using methods determined in good faith under general supervision of the Funds' Directors.

     FEDERAL INCOME TAXES--It is each Fund's intention to continue to qualify as a regulated investment company for Federal income tax purposes and distribute all of its taxable income and net capital gains. Accordingly, no provision for Federal income taxes is required.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS--Distribution from net investment income for the Money Market Funds and Bond Funds are declared daily and paid monthly. Each of the Equity Funds declare and pay dividends from net investment income monthly. Any net realized capital gains will be distributed at least annually for all Funds. Dividends and distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for deferral of wash sales losses and post October losses.

     CLASSES--Class specific expenses are borne by that class. Income, non-class specific expenses and realized/unrealized gains and losses are allocated to the respective classes on the basis of the relative daily net assets.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME--Security transactions are accounted for on the date the security is purchased or sold (trade date). Costs used in determining realized gains and losses on the sale of investment securities are those of the specific securities sold adjusted for the accretion and amortization of purchase discounts and premiums during the respective holding periods. Interest income is recorded on the accrual basis; dividend income is recorded on the ex-dividend date.

     REPURCHASE AGREEMENTS--Each Fund, with the exception of Tax Free Money Fund, Virginia Intermediate Municipal Bond Fund, Virginia Municipal Bond Fund, and Maryland Municipal Bond Fund may invest in repurchase agreements. The Funds, through their sub-custodian, receive delivery of the underlying securities, whose market value including interest is required to be at least 102% of the resale price. The Funds' investment advisor, Capitoline Investment Services Incorporated, is responsible for determining that

NOTES TO FINANCIAL STATEMENTS (continued)                       CRESTFUNDS, INC.
November 30, 1996



     the value of these underlying securities remains at least 102% of the resale price. If the seller defaults, the Fund would suffer a loss to the extent that the proceeds from the sale of the underlying securities were less than the resale price.

     USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS--The Financial Statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements.


3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     MANAGEMENT FEES--The Company's investment advisor is Capitoline Investment Services Incorporated (the Advisor), a wholly owned subsidiary of Crestar Bank. Pursuant to an Investment Advisory Agreement, the Advisor is paid for advisory services to each Fund at the annual rate based on the following fee schedule; Cash Reserve Fund, U.S. Treasury Money Fund and Tax Free Money Fund; .40% of each Fund's average daily net assets for the first $500 million of net assets; .35% of each Fund's average daily net assets on the next $500 million of net assets; .30% of each Fund's average daily net assets on all remaining net assets; Capital Appreciation Fund, Value Fund and Special Equity Fund; .75% of each Fund's average daily net assets; Limited Term Bond Fund and Virginia Intermediate Municipal Bond Fund; .50% of each Fund's average daily net assets; Intermediate Bond Fund, Government Bond Fund, Maryland Municipal Bond Fund and Virginia Municipal Bond Fund; .60% of each Fund's average daily net assets. The Advisor has voluntarily agreed to waive a portion of its fee for Virginia Municipal Bond Fund and Government Bond Fund in order to limit Advisory Fee to .50% for each Fund. In addition, the Advisor has voluntarily agreed to waive a portion of its fee to limit advisory fee to .10% for the Maryland Municipal Bond Fund.

     ADMINISTRATION AND DISTRIBUTION FEES--SEI Fund Resources (the Administrator), a Delaware business trust, serves as administrator to the Company. SEI Financial Management Corporation, a wholly-owned subsidiary of SEI Corporation, is the owner of all beneficial interest in the Administrator. The Administrator provides the Company with administrative services, including fund accounting, and regulatory reporting and is entitled to receive a fee at an annual rate of .15% of the average daily net assets of the Funds. The Administrator has voluntarily agreed to waive a portion of its fee for Government Bond Fund, Virginia Municipal Bond Fund and Maryland Municipal Bond Fund in order to limit operating expenses.

     SEI Financial Services Company (the Distributor), a wholly-owned subsidiary of SEI Corporation, serves as distributor of each Fund's shares pursuant to a distribution agreement with the Company. The Trust Class and Investors Class A shares of the Funds have a separate distribution plan (the 12b-1
     Plan) pursuant to Rule 12b-1 under the 1940 Act. As provided in the 12b-1 Plan, the Trust Class and Investors Class A shares of the Funds pay the Distributor as compensation for its services .15% of the aggregate average daily net assets of such classes of the Funds. The Distributor has agreed to waive any fees payable pursuant to the 12b-1 Plan.

     In addition, the Investors Class A shares of the Money Market Funds have a distribution plan (the Investors Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. As provided in the Investors Class A Plan, the Investors Class A shares of the Money Market Funds pay the Distributor as compensation for its services .25% of such Class average daily net assets. The distributor has agreed to waive any fees payable pursuant to the Investors Class A Plan.

     The Investors Class B shares of the Funds have a distribution plan (the B Shares Plan) pursuant to Rule 12b-1 under the 1940 Act. As provided in the B Shares Plan, the Investors Class B shares of the Funds pay the Distributor as compensation for its services .75% of the aggregate average daily net assets of such class of the Funds. In addition, pursuant to the B Share Plan, the Distributor is compensated at an annual rate of .25% of the B shares' average net assets for providing ongoing Shareholder support services to investors in B shares. The Distributor has agreed to waive a portion of its fees pursuant to the B Shares Plan in order to limit Distribution Fees to .85% for each Fund, except for the Value Fund for which the limit is .65%.

     TRANSFER AGENT AND CUSTODIAN FEES--Crestar Bank serves as the Company's transfer agent and dividend disbursing agent and is compensated for those services monthly by each Fund at an annual rate of .05% of the Fund's average daily net assets for the Trust Class and .06% of the Fund's average daily net assets for the Investors Class A and Investors Class B. In addition, Crestar Bank serves

NOTES TO FINANCIAL STATEMENTS (continued)                       CRESTFUNDS, INC.
November 30, 1996



     as the Company's custodian and is compensated at an annual rate of up to .04% of each Fund's average daily net assets.

     CONTINGENT DEFERRED SALES CHARGE (CDSC)-- A CDSC is imposed on certain redemptions of Investors Class B shares. The CDSC varies depending on the number of years from the time of payment for the purchase of Investors Class B shares until the redemption of such shares.

                                         CONTINGENT
                    FROM DATE OF       DEFERRED SALES
                      PURCHASE             CHARGE
                    -------------  --------------------
     Year 1                                 5.00%
     Year 2                                 4.00%
     Year 3                                 3.00%
     Year 4                                 3.00%
     Year 5                                 2.00%
     Year 6                                 1.00%
     Year 7                                 0.00%
     Year 8                         Conversion to A shares

4. INVESTMENT TRANSACTIONS
The cost of security purchases and the proceeds from the sale of securities, including U.S. Government securities, other than temporary cash investments, during the period ended November 30, 1996, for each Fund is as follows:

                                        PURCHASE     SALES
                                          (000)      (000)
                                        --------   --------
Limited Term Bond                       $ 41,409   $ 40,371
Intermediate Bond                        238,738     46,789
Government Bond                           12,509      2,376
Virginia Intermediate Municipal Bond     215,105     23,954
Virginia Municipal Bond                   13,033      2,753
Maryland Municipal Bond                    6,008        363
Value                                    510,778    280,829
Capital Appreciation                      28,918     23,255
Special Equity                            78,685     64,060

At November 30, 1996, the total cost of securities and the net realized gains or losses on securities sold for Federal income tax purposes was not materially different from amounts reported for financial reporting purposes. The aggregate gross unrealized appreciation and depreciation on securities at November 30, 1996, for each Fund is as follows:

                                                               NET
                     APPRECIATION      DEPRECIATION    APPRECIATION/DEPRECIATION
                         (000)           (000)                 (000)
                       ----------       ----------     ------------------------
Limited Term Bond       $  734            $  240             $   494
Intermediate Bond        6,967             1,392               5,575
Government Bond            432                37                 395
Virginia Intermediate
   Municipal Bond        8,168               460               7,708
Virginia Municipal
   Bond                    340                43                 297
Maryland Municipal
   Bond                     73                28                  45
Value                  104,594             7,535              97,059
Capital Appreciation     5,886               263               5,623
Special Equity          14,369             1,331              13,038

Subsequent to October 31, 1996, the Funds recognized net capital losses for tax purposes that have been deferred to 1997 and can be used to offset future capital gains at November 30, 1997. The Funds also had capital losses carryforward at November 30, 1996, to the extent provided in the regulations for Federal income tax as follows:

                         CAPITAL LOSS
                           CARRYOVER
                            11/30/96      EXPIRES 2000       EXPIRES 2001
                          ------------    --------------     --------------
Cash Reserve                $  78,711         $ --              $ --
Limited Term Bond           1,594,093           --                --
Intermediate Bond           1,949,930           --                --
Government Bond                93,079           --                --
Virginia Intermediate
   Municipal Bond             820,439           --                --
Maryland Municipal Bond        25,459           --                --

                                                                POST 10/31/96
                     EXPIRES       EXPIRES        EXPIRES          DEFERRED
                       2002          2003           2004             LOSSES
                    ----------   ------------   ------------   ----------------
Cash Reserve         $  64,350    $ 14,361        $  --             $  --
Limited Term Bond      784,783     254,023         555,287             --
Intermediate Bond    1,282,277     667,656           --                --
Government Bond         --           --             93,079             --
Virginia Intermediate
   Municipal Bond      422,394     398,042           --                --
Virginia Municipal
   Bond                  --          --              --              11,672
Maryland Municipal
   Bond                  --          --             25,459             --

NOTES TO FINANCIAL STATEMENTS (continued)                       CRESTFUNDS, INC.
November 30, 1996

5. CONCENTRATION OF CREDIT RISK
The Virginia Intermediate Municipal Bond Fund, the Virginia Municipal Bond Fund, and the Maryland Municipal Bond Fund invest in debt securities in their respective states. The ability of the issuers of the securities held by the Funds to meet their obligations may be affected by economic or political conditions in that state.

6. AFFILIATED TRANSACTIONS:
On September 20, 1996, the assets of Crestar Bank's Common Trust Funds: the SouthEast Equity, Value, Tax Exempt and Bond Funds, consisting entirely of securities and certain related receivables, were converted on a tax-free basis into the Special Equity, Value, Virginia Intermediate Bond and Intermediate Bond Funds, respectively. The number of shares issued for each fund and the net assets of each fund (including net unrealized gain/loss) immediately before the conversion were as follows:

                                                            UNREALIZED
COMMON TRUST FUND                     ASSETS               GAIN/(LOSS)
--------------------              --------------         ----------------
SouthEast Equities                $ 11,962,678             $ 1,839,279
Value                              198,034,029              19,525,691
Tax Exempt                         188,792,454               3,213,456
Bond                               156,399,438              (1,355,800)

MUTUAL FUNDS                       NET ASSETS              SHARES ISSUED
--------------------              --------------       ----------------------
Special Equity                    $ 59,964,348             $  904,208.452
Value                              333,187,057             16,022,170.650
Virgina Intermediate
   Municipal Bond                   67,497,327             18,879,245.360
Intermediate Bond                  118,798,561             16,257,737.881

The Net Asset value of shares issued in exchange for the assets and number of shares in the tax-free conversions are included in capital share transactions and shares issued and redeemed, respectively, of the Trust Class in the Statement of Changes in Net Assets for each respective fund.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE COMPANY. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE COMPANY, UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. NEITHER THE COMPANY NOR SEI FINANCIAL SERVICES COMPANY IS A BANK AND COMPANY SHARES ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK OR INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. INVESTING IN MUTUAL FUNDS INVOLVES RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED. AN INVESTMENT IN A MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, AND THERE CAN BE NO ASSURANCE THAT A MONEY MARKET FUND WILL MAINTAIN A STABLE $1.00 SHARE PRICE. SEI FINANCIAL SERVICES COMPANY AND CRESTAR BANK ARE NOT AFFILIATED.
--------------------------------------------------------------------------------

INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

The Shareholders and Board of Directors of CrestFunds, Inc.:

We have audited the accompanying statements of net assets of CrestFunds, Inc. (comprised of the Cash Reserve Fund, U.S. Treasury Money Fund, Tax Free Money Fund, Limited Term Bond Fund, Intermediate Bond Fund, Government Bond Fund, Virginia Intermediate Municipal Bond Fund, Virginia Municipal Bond Fund, Maryland Municipal Bond Fund, Value Fund, Capital Appreciation Fund and Special Equity Fund) as of November 30, 1996 and the related statements of operations and of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1996 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of each of the portfolios constituting the CrestFunds, Inc. as of November 30, 1996, the results of their operations, the changes in their net assets and the financial highlights for the periods presented in conformity with generally accepted accounting principles.



DELOITTE & TOUCHE LLP
New York, New York
January 13, 1997

NOTICE TO SHAREHOLDERS OF
THE CRESTFUNDS, INC.
(Unaudited)


For Shareholders that do not have a November 30, 1996 taxable year end, this notice is for informational purposes only. For shareholders with a November 30, 1996 taxable year end, please consult your tax advisor as to the pertinence of the notice.

For the fiscal year ended November 30, 1996, each fund has designated the following items with regard to distributions paid during the year:

                                         (A)             (B)            (C)
                                      LONG TERM       ORDINARY         (A+B)
                                    CAPITAL GAINS      INCOME          TOTAL
                                    DISTRIBUTIONS   DISTRIBUTIONS  DISTRIBUTION
              FUND                   (TAX BASIS)     (TAX BASIS)    (TAX BASIS)
              ----                   -----------     -----------    ----------
Cash Reserve........................      0%              100%           100%
U.S. Treasury.......................      0%              100%           100%
Tax Free Money Market...............      0%              100%           100%
Limited Term Bond...................      0%              100%           100%
Intermediate Bond...................      0%              100%           100%
Government Bond.....................      0%              100%           100%
Virginia Intermediate Municipal Bond      0%              100%           100%
Virginia Municipal Bond.............      0%              100%           100%
Maryland Municipal Bond.............      0%              100%           100%
Value...............................     37%               63%           100%
Capital Appreciation................      0%              100%           100%
Special Equity......................     84%               16%           100%


                                         (D)             (E)            (F)
                                     QUALIFYING      TAX EXEMPT       FOREIGN
              FUND                  DIVIDENDS (1)     INTEREST      TAX CREDIT
              ----                   -----------     -----------    ----------
Cash Reserve........................       0%               0%           0%
U.S. Treasury.......................       0%               0%           0%
Tax Free Money Market...............       0%              93%           0%
Limited Term Bond...................       0%               0%           0%
Intermediate Bond...................       0%               0%           0%
Government Bond.....................       0%               0%           0%
Virginia Intermediate Municipal Bond       0%              99%           0%
Virginia Municipal Bond.............       0%             100%           0%
Maryland Municipal Bond.............       0%             100%           0%
Value...............................      54%               0%           0%
Capital Appreciation................     100%               0%           0%
Special Equity......................     100%               0%           0%

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction. * Items (A) and (B) are based on a percentage of each fund's total distributions.
** Items (D) and (E) are based on a percentage of ordinary income distributions of each fund.

The accompanying notes are an integral part of the financial statements.